NUVEEN
Municipal
Bond Funds



November 30, 1998

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.



[PHOTO APPEARS HERE]





Kentucky

Kentucky Limited

Michigan

Ohio

    Contents
 1  Dear Shareholder
 4 Nuveen Flagship Kentucky Municipal Bond Fund Commentary and Overview 6 Nuveen Flagship Kentucky Limited Term Municipal Bond Fund Commentary
    and Overview
 8 Nuveen Flagship Michigan Municipal Bond Fund Commentary and Overview 10 Nuveen Flagship Ohio Municipal Bond Fund Commentary and Overview
12  Portfolio of Investments
40  Statement of Net Assets
41  Statement of Operations
42  Statement of Changes in Net Assets
44  Notes to Financial Statements
50  Financial Highlights
52  Building Better Portfolios
53  Fund Information


Highlights

As of November 30, 1998
For Class A shares at net asset value



Credit Quality                     Performance Highlights

Nuveen Flagship Kentucky Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed     55%        . One-year total return of 6.69%
AA                       6%        . Outperformed Lipper's Peer Group average
A                       22%        . Good credit quality, with 61% of the funds
BBB/NR                  17%          assets invested in AAA- or AA-rated bonds

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed     44%        . One-year total return of 5.36%
AA                      19%        . Outperformed Lipper's Peer Group average
A                       26%        . Good credit quality, with 63% of the funds
BBB/NR                  11%          assets invested in AAA- or AA-rated bonds

Nuveen Flagship Michigan Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed     59%        . One-year total return of 6.99%
AA                      16%        . Outperformed Lipper's Peer Group average
A                       10%        . Good credit quality, with 75% of the funds
BBB/NR                  15%          assets invested in AAA- or AA-rated bonds

Nuveen Flagship Ohio Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed     68%        . One-year total return of 7.19%
AA                       7%        . Outperformed Lipper's Peer Group average
A                       11%        . Good credit quality, with 75% of the funds
BBB/NR                  14%          assets invested in AAA- or AA-rated bonds

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.



Dear Shareholder

I'm pleased to report on the performance of the Nuveen Municipal Bond Funds for the 12 months ended November 30, 1998. Providing a reliable source of tax-free income and competitive after-tax total returns remains the primary investment objective for each of these funds. In each case, we achieved this objective, illustrating once again that Nuveen municipal bond funds can provide an excellent investment option for income-oriented investors.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. This economic turmoil affected the U.S. equity market, which was very volatile over the past year. The Federal Reserve (the Fed) intervened in an attempt to soften the impact of the financial crises abroad and in the U.S. equity market by lowering short-term interest rates in September by a quarter of a point. Since that time, the Fed has twice again reduced rates, bringing the federal funds rate to 4.75%. As long term interest rates fell to historic lows, investors were reminded of the importance of a well balanced portfolio and professional management. Despite the market volatility throughout the year, your Nuveen Municipal Bond Fund continued to provide attractive current market yields and after-tax total returns. Your fund represented a bright spot among fixed-income investments. In addition, the funds have maintained good levels of call protection, which provide a strong foundation for potentially stable income streams in the foreseeable future. Looking ahead, we will continue to focus on new municipal bond issuance while leveraging our institutional buying power to buy and sell securities at the best possible prices and identifying undervalued securities through proprietary market research.

Municipal Market Review

Over the past year, declining interest rates drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points - from 5.36% to 5.10% - compared with the 99-point drop in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of municipal yields to Treasury yields stood at 100.8%, compared with the more typical range of 86-87%. For investors, this means that municipal bonds currently offer about the same yield as Treasury bonds--before taxes are taken into account. On an after-tax basis, municipal bonds present an even more attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of municipal bonds, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first eleven months of 1998 saw $255.24 billion of new municipal issuance and refunding activity, up 28.4% over the same period in 1997. In terms of total issuance, this puts 1998 on pace to be the second largest year on record.

"The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a market specialist, such as Nuveen Advisory Corp."



In addition, the continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a market specialist, such as Nuveen Advisory Corp. To this end, Nuveen has assembled the Premier Advisers(SM), a growing group of experts that can provide time-tested experience and insight in a variety of investment categories. In addition to Nuveen Advisory Corp., our Premier Adviser for tax-free investing, you can rely on our other Premier Advisers to share their wisdom in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. For more than 100 years, Nuveen has been a respected name in the financial world. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.


Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1999

Nuveen Flagship Kentucky Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses the Nuveen Flagship Kentucky Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.

What is the status of Kentucky's economy and its municipal market?

Kentucky has enjoyed an improving economic base that has outperformed the nation in annual growth since 1990. That base continues to diversify and modernize into the light manufacturing and service-oriented sectors, reducing the state's traditional reliance on coal, tobacco, and heavy manufacturing. Continued low unemployment numbers and job growth concentrated in the retail, business services, and health services have complemented Kentucky's economic growth and diversification.

Kentucky's economy is expected to continue in its current positive direction, although growth in jobs, wages and productivity is expected to moderate somewhat.

In spite of those improving economic conditions, however, the municipal market has seen relatively little supply in 1998. In fact, Kentucky ranked just 26th among the states in year-to-date issuance as of November 30, 1998. Although the state's total issuance, $2.67 billion, is up 15.6% versus its 1997 issuance, it has been a challenge trying to identify good values.

How did the Nuveen Flagship Kentucky Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Kentucky Municipal Bond Fund generated a total return on Class A shares at net asset value of 6.69%, equivalent to a taxable total return of 9.48% for investors in the 35.1% combined federal and state income tax bracket. That performance exceeded the 6.40% average annual total return posted by the Lipper Kentucky Municipal Debt Peer Group* of 12 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

The fund continued to enjoy success with its sector strategy. A sector is a particular group of bonds usually found in one industry. Currently, our two largest sector allocations are limited tax obligation bonds and healthcare securities, which accounted for 24% and 21%, respectively, of the fund's investments, as of November 30, 1998. Although we continue to see good values in the healthcare sector, we have looked for opportunities in other sectors, including utilities and the emerging general obligation sector, to add diversification to the portfolio. In all cases, our focus is on high-quality credits that we believe will continue to provide good value over the life of the fund.

Aside from our sector strategy, the fund has also benefited from well-diversified call protection, which helped it maintain more predictable income streams. Staggered call exposure will help to protect the fund from reinvestment risk in the event that interest rates continue to decline.

The fund also maintained its primary focus on high-quality securities, with 61% of the portfolio invested in AAA rated or AA rated bonds, as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

Were there any other factors that affected the fund?

There were two significant events in the state this year that impacted the fund's investment opportunities. First was the state's tight municipal bond supply, which made it a challenge to keep the portfolio fully invested. Given the recent rallies in the municipal market, keeping the fund fully invested during the year was key.

Another development in Kentucky was a 1998 state court decision that overturned important restrictions on the issuance of general obligation debt. The resulting ability of Kentucky municipalities to issue general obligation debt created some small though important investment opportunities for us, especially given the year's light municipal issuance volume.

What is your outlook for the Nuveen Flagship Kentucky Municipal Bond Fund?

One important event in the coming year is the anticipated merger of this fund with the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund. We believe this merger will enhance economies of scale for shareholders of both funds, but should not impact the fund's future investment performance.

Overall, we will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital.

The housing bond sector will be a prime candidate for addition to the portfolio as a way to increase yield. The reason for this is that single family housing bonds contain prepayment risk. This prepayment risk increases as interest rates fall, but it's rewarded in the form of higher yield. In today's market, however, we view that additional risk as minute due to the low level of current interest rates. We will also look for opportunities in the general obligation sector, which will help us further diversify our sector allocation while offering some potentially attractive values.

* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Kentucky Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

Nuveen Flagship Kentucky Municipal Bond Fund

Performance Overview

As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR CHART APPEARS HERE]

12/97    .0495
 1/98    .0475
 2/98    .0475
 3/98    .0475
 4/98    .0475
 5/98    .0475
 6/98    .0475
 7/98    .0475
 8/98    .0475
 9/98    .0475
10/98    .0465
11/98    .0465

Top 5 Sectors

Tax Obligation (Limited)                  24%
---------------------------------------------
Health Care                               21%
---------------------------------------------
U.S. Guaranteed                           11%
---------------------------------------------
Utilities                                 10%
---------------------------------------------
Water and Sewer                            8%
---------------------------------------------

Portfolio Statistics

Share Class                                 A          B          C            R
--------------------------------------------------------------------------------
Inception Date                           5/87       2/97      10/93         2/97
--------------------------------------------------------------------------------
Net Asset Value                        $11.46     $11.46     $11.45       $11.44
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $505,355
--------------------------------------------------------------------------------
Effective Maturity (Years)                                                 19.91
--------------------------------------------------------------------------------
Modified Duration (Years)                                                   6.31
--------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                            A(NAV)   A(Offer)       B       C       R
--------------------------------------------------------------------------------
1-Year                                  6.69%      2.19%   5.82%   6.05%   6.93%
--------------------------------------------------------------------------------
5-Year                                  6.12%      5.21%   5.46%   5.53%   6.16%
--------------------------------------------------------------------------------
10-Year                                 8.12%      7.66%   7.65%   7.53%   8.14%
--------------------------------------------------------------------------------

Tax-Free Yields

Share Class                            A(NAV)   A(Offer)       B       C       R
--------------------------------------------------------------------------------
Distribution Rate                       4.87%      4.67%   4.14%   4.35%   5.09%
--------------------------------------------------------------------------------
SEC 30-Day Yield                        3.98%      3.82%   3.24%   3.44%   4.18%
--------------------------------------------------------------------------------
Taxable Equivalent Yield/3/             6.13%      5.89%   4.99%   5.30%   6.44%
--------------------------------------------------------------------------------

1 The Fund also paid shareholders taxable distributions in December of $0.0508 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Paul Brennan discusses the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.




What is the status of Kentucky's economy and its municipal market?

Kentucky has enjoyed an improving economic base that has outperformed the nation in annual growth since 1990. That base continues to diversify and modernize into the light manufacturing and service-oriented sectors, reducing the state's traditional reliance on coal, tobacco, and heavy manufacturing. Continued low unemployment numbers and job growth concentrated in the retail, business services, and health services have complemented Kentucky's economic growth and diversification.

Kentucky's economy is expected to continue in its current positive direction, although growth in jobs, wages and productivity is expected to moderate somewhat.

In spite of those improving economic conditions, however, the municipal market has seen relatively little supply in 1998. In fact, Kentucky ranked just 26th among the states in year-to-date issuance as of November 30, 1998. Although the state's total issuance, $2.67 billion, is up 15.6% versus its 1997 issuance, it has been a challenge trying to identify good values.

How did the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund generated a total return on Class A shares at net asset value of 5.36%, equivalent to a taxable total return of 7.71% for investors in the 35.1% combined federal and state income tax bracket. That performance exceeded the 5.14% average annual total return posted by the Lipper Other State Short Intermediate Municipal Debt Peer Group* of 19 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

The fund continued to enjoy success with its sector strategy. A sector is a particular group of bonds usually found in one industry. Our two largest sector allocations were limited tax obligation bonds and health care securities, which each accounted for 24% of the fund's investments, as of November 30, 1998. Although we continue to see good values in the healthcare sector, we have looked for opportunities in other sectors, including housing and the emerging general obligation sector, to add diversification to the portfolio. In all cases, our focus is on high-quality credits that we believe will continue to provide good value over the life of the fund.

Aside from our sector strategy, the fund also benefited from well-diversified call protection, which helped it maintain more predictable income streams. Staggered call exposure will help to protect the fund from reinvestment risk in the event that interest rates continue to decline.

The fund also maintained its primary focus on high-quality securities, with 63% of the portfolio invested in AAA rated or AA rated bonds, as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

Were there any other factors that affected the fund?

Another development in Kentucky was a 1998 state court decision that overturned important restrictions on the issuance of general obligation debt. The resulting ability of Kentucky municipalities to issue general obligation debt created some small, though important, investment opportunities for us, especially given the year's light municipal issuance volume.

What is your outlook for the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund?

One important event in the coming year is the anticipated merger of this fund with the Nuveen Flagship Kentucky Municipal Bond Fund. We believe this merger will enhance economies of scale for shareholders of both funds, and will create opportunities for our Limited Term investors to enjoy the additional yield and potentially higher income streams of a longer term portfolio. The merged fund will continue to seek out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital.

Specifically, the housing bond sector will be a prime candidate for addition to the portfolio as a way to increase yield. The reason for this is that single family housing bonds contain prepayment risk. This prepayment risk increases as interest rates fall, but it's rewarded in the form of higher yield. In today's market, however, we view that additional risk as minute due to the low level of current interest rates. We will also look for opportunities in the general obligation sector, which will help us further diversify our sector allocation while offering some potentially attractive values.


* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Other State Short Intermediate Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

Performance Overview

As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

12/97          .0365
 1/98          .0365
 2/98          .0365
 3/98          .0365
 4/98          .0365
 5/98          .0365
 6/98          .0365
 7/98          .035
 8/98          .035
 9/98          .035
10/98          .035
11/98          .035

Top 5 Sectors

Tax Obligation (Limited)             24%
 ........................................
Health Care                          24%
 ........................................
Education and Civic Organizations    14%
 ........................................
Housing (Multifamily)                10%
 ........................................
Water and Sewer                       9%
----------------------------------------

Portfolio Statistics

Share Class                                              A        C         R
------------------------------------------------------------------------------
Inception Date                                        9/95     9/95      2/97
 ..............................................................................
Net Asset Value                                     $10.19   $10.18    $10.17
 ..............................................................................
Total Net Assets ($000)                                               $11,153
 ..............................................................................
Effective Maturity (Years)                                               5.74
 ..............................................................................
Modified Duration (Years)                                                4.77
------------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                                A(NAV)  A(Offer)       C         R
------------------------------------------------------------------------------
1-Year                                      5.36%     2.71%    4.99%     5.62%
 ..............................................................................
3-Year                                      5.45%     4.58%    5.08%     5.53%
 ..............................................................................
Since Inception                             5.99%     5.16%    5.62%     6.07%
------------------------------------------------------------------------------

Tax-Free Yields

Share Class                                A(NAV)  A(Offer)       C         R
------------------------------------------------------------------------------
Distribution Rate                           4.12%     4.02%    3.77%     4.37%
 ..............................................................................
SEC 30-Day Yield                            3.19%     3.11%    2.85%     3.39%
 ..............................................................................
Taxable Equivalent Yield/2/                 4.92%     4.79%    4.39%     5.22%
------------------------------------------------------------------------------

1 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.50% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a federal income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship Michigan Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses the Nuveen Flagship Michigan Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.

What is the status of Michigan's economy and its municipal market?

The Michigan economy continues to expand as it diversifies away from its dependence on the inherently cyclical auto industry. Unemployment continues to be below national levels at 3.6%. While the state has diversified its employment base by increasing employment in the trade and services sectors, it is still reliant on the auto sector. The state's economy is expected to be more cyclical than the nation, but the state has positioned itself to be more stable than in previous years. The state's improved credit quality was recognized in the first quarter of 1998 by Moody's, which upgraded its rating to Aa1 from Aa2. S&P rates it AA+. Both ratings remained the same, as of November 30, 1998.

In response to low interest rates, the expanding economy, and Michigan's continued population growth, the state's municipal bond issuance through November increased 57% over the same period in 1997. Supply is expected to remain heavy over the next few years due to the continuing need for infrastructure financing and increased school spending.

How did the Nuveen Flagship Michigan Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Michigan Municipal Bond Fund generated a total return on Class A shares at net asset value of 6.99%, equivalent to a taxable total return of 9.64% for investors in the 34% combined federal and state income tax bracket. That performance exceeded the 6.81% average annual total return posted by the Lipper Michigan Municipal Debt Peer Group* of 52 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

In general, we spent the recent period further improving the Nuveen Flagship Michigan Municipal Bond Fund's portfolio structure by adding high-quality securities offering good call protection, higher coupons, and attractive value relative to the larger market.

We sought out those securities in a number of ways. First, we looked to make new purchases in sectors offering bonds that our managers believe were not fully priced by the market. One of the fund's largest sectors, healthcare, with 20% of the fund's investments, as of November 30, 1998, not only experienced some of the state's heaviest issuance volume, it also performed well during the period. Second, we choose to hold onto the high coupon bonds purchased in earlier periods, which became pre-refunded as interest rates fell. A pre-refunding establishes an escrow of U.S. government securities designed to pay off the original debt at a designated call date. As a result, the bond price rises through the elimination of credit risk and the acceleration of maturity.

We also looked to take advantage of slightly wider yield spreads between higher and lower-rated securities. Nuveen's extensive research capabilities give us the ability to identify lower-rated debt that we believe offers both strong credit characteristics and the opportunity for additional yield. In Michigan, we found attractive lower-rated bonds in a number of sectors, an example of which includes non-rated revenue bonds for Holland Homes issued by the Michigan Strategic Fund. Overall, however, the fund's portfolio continues to be very high quality, with 75% of its holdings rated AAA or AA, as of November 30, 1998.

The fund also benefited from well-diversified call protection, which helped it maintain more predictable income streams. Staggered call exposure will help to protect the fund from reinvestment risk in the event that interest rates continue to decline.

What is your outlook for the Nuveen Flagship Michigan Municipal Bond Fund?

Overall, we will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital.

The housing bond sector will be a prime candidate for addition to the portfolio as a way to increase yield. Since single family housing bonds contain prepayment risk, they generally come to market at lower prices and higher yields in comparison to other high quality issues. In today's market, however, we view any prepayment risk as very low due to the present level of interest rates. In addition, we intend to use our market clout to work with housing bond issuers to structure call-protected maturities at good prices.

We will also continue to work closely with Nuveen's research team to identify lower-rated credits that we believe are of fundamentally high quality, adding yield to the portfolio without compromising the overall quality of the portfolio.

* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Michigan Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

Nuveen Flagship Michigan Municipal Bond Fund

Performance Overview

As of November 30, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

                           [BAR CHART APPEARS HERE]

12/97                                  .051
 1/98                                   .05
 2/98                                   .05
 3/98                                   .05
 4/98                                   .05
 5/98                                   .05
 6/98                                   .05
 7/98                                   .05
 8/98                                   .05
 9/98                                   .05
10/98                                   .05
11/98                                   .05

Top 5 Sectors

U.S. Guaranteed                           23%
---------------------------------------------
Health Care                               20%
---------------------------------------------
Tax Obligation (General)                  15%
---------------------------------------------
Tax Obligation (Limited)                  14%
---------------------------------------------
Water and Sewer                            6%
---------------------------------------------

Portfolio Statistics

Share Class                                 A          B          C            R
--------------------------------------------------------------------------------
Inception Date                           6/85       2/97       6/93         2/97
--------------------------------------------------------------------------------
Net Asset Value                        $12.18     $12.20     $12.17       $12.18
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $351,616
--------------------------------------------------------------------------------
Effective Maturity (Years)                                                 16.50
--------------------------------------------------------------------------------
Modified Duration (Years)                                                   6.26
--------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                            A(NAV)   A(Offer)       B       C       R
--------------------------------------------------------------------------------
1-Year                                  6.99%      2.46%   6.28%   6.51%   7.20%
--------------------------------------------------------------------------------
5-Year                                  6.04%      5.15%   5.42%   5.49%   6.12%
--------------------------------------------------------------------------------
10-Year                                 7.79%      7.32%   7.32%   7.17%   7.83%
--------------------------------------------------------------------------------

Tax-Free Yields

Share Class                            A(NAV)   A(Offer)       B       C       R
--------------------------------------------------------------------------------
Distribution Rate                       4.93%      4.72%   4.18%   4.39%   5.12%
--------------------------------------------------------------------------------
SEC 30-Day Yield                        3.86%      3.70%   3.11%   3.31%   4.06%
--------------------------------------------------------------------------------
Taxable Equivalent Yield/3/             5.85%      5.61%   4.71%   5.02%   6.15%
--------------------------------------------------------------------------------

1 The Fund also paid shareholders taxable distributions in December of $0.0281 per share.

2 Class A share returns are actual. Class B, C, and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 34%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship Ohio Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses the Nuveen Flagship Ohio Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.



What is the status of Ohio's economy and its municipal market?

Although Ohio's economy remains more reliant on manufacturing than many other states, it has diversified, reducing the state's reliance on auto and steel industries. The state's employment growth has trailed the national rate, but its unemployment rate remains slightly below the national average. Job growth has been concentrated in construction and the service sectors, with additional jobs in the high-tech sector concentrated in the northern portion of the state.

The importance of industrial exports to the Ohio economy increases the state's exposure to the global economy. That exposure has produced some negative effects in light of the economic difficulties facing Asia, as well as heightened competition. Steel exports, for example, have experienced declines in part due to lower priced imports.

Ohio remains one of the country's largest issuers of municipal bonds. In 1998, the state ranked ninth in year-to-date issuance as of November 30, 1998. Total issuance, $7.68 billion, was up 8.9% versus the same period in 1997.

How did the Nuveen Flagship Ohio Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Ohio Municipal Bond Fund performed well, generating a total return on Class A shares at net asset value of 7.19%, equivalent to a taxable total return of 10.07% for investors in the 35.8% combined federal and state income tax bracket. That performance exceeded the 6.78% average annual total return posted by the Lipper Ohio Municipal Debt Peer Group* of 52 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular areas in which Nuveen looked for undervalued securities?

The fund continued to enjoy success with its sector strategy during the recent period. A sector is a particular group of bonds usually found in one industry. Currently, our two largest allocations are U.S. Guaranteed Bonds and general tax obligation securities, which accounted for 20% and 17%, respectively, of the fund's investments, as of November 30, 1998. These areas not only experienced some of the state's heaviest issuance volume, they performed well during the period ended November 30, 1998.

Two other sectors that have performed well recently are housing and healthcare. The healthcare sector in particular has seen yield spreads widen between higher-rated and lower-rated securities because bond insurers are increasingly unwilling to insure securities rated lower than AA.

Aside from our sector strategy, the fund has also benefited from well-diversified call protection, which helped it maintain more predictable income streams. Staggered call exposure will help to protect the fund from reinvestment risk in the event that interest rates continue to decline.

The fund also maintained its primary focus on high-quality securities, with 75% of the portfolio invested in bonds rated AA or AAA as of November 30, 1998. However, Nuveen's extensive research capabilities also make it possible for us to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield.

The Nuveen Flagship Ohio Municipal Bond Fund is among Nuveen's largest municipal funds, which means we have to buy bonds in larger blocks to impact the portfolio's performance. We looked toward large issuers and heavy-issuance sectors for attractive investment opportunities during the year.

What is your outlook for the Nuveen Flagship Ohio Municipal Bond Fund?

Overall, we will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital. Specifically, we will continue to improve the portfolio's overall structure by trying to further improve the fund's call protection as well as long-term total return prospects.

The housing bond sector will be a prime candidate for addition to the portfolio as a way to increase yield. The reason for this is that single family housing bonds contain prepayment risk. This prepayment risk increases as interest rates fall, but it's rewarded in the form of higher yield. In today's market, however, we view that additional risk as very low due to the present level of interest rates.

We will also continue to work closely with Nuveen's research team to identify lower rated credits that we believe are of fundamentally high quality, adding yield to the portfolio without compromising the overall quality of the portfolio.


* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Ohio Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

Nuveen Flagship Ohio Municipal Bond Fund

Performance Overview

As of November 30, 1998



Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR CHART APPEARS HERE]

12/97          .0505
 1/98          .049
 2/98          .049
 3/98          .049
 4/98          .049
 5/98          .049
 6/98          .049
 7/98          .049
 8/98          .049
 9/98          .049
10/98          .048
11/98          .048


Top 5 Sectors

U.S. Guaranteed               20%
 .................................
Tax Obligation (General)      17%
 .................................
Health Care                   15%
 .................................
Utilities                     11%
 .................................
Tax Obligation (Limited)       7%
---------------------------------


Portfolio Statistics

Share Class                                    A        B        C          R
------------------------------------------------------------------------------
Inception Date                              6/85     2/97     8/93       2/97
 ..............................................................................
Net Asset Value                           $11.84   $11.83   $11.83     $11.84
 ..............................................................................
Total Net Assets ($000)                                              $706,940
 ..............................................................................
Effective Maturity (Years)                                              18.76
 ..............................................................................
Modified Duration (Years)                                                6.37
------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                      A(NAV)  A(Offer)       B        C          R
------------------------------------------------------------------------------
1-Year                            7.19%     2.70%    6.34%    6.56%      7.41%
 ..............................................................................
5-Year                            5.74%     4.83%    5.08%    5.16%      5.82%
 ..............................................................................
10-Year                           7.58%     7.12%    7.11%    6.99%      7.62%
------------------------------------------------------------------------------

Tax-Free Yields

Share Class                      A(NAV)  A(Offer)       B        C          R
------------------------------------------------------------------------------
Distribution Rate                 4.86%     4.66%    4.16%    4.36%      5.07%
 ..............................................................................
SEC 30-Day Yield                  3.71%     3.56%    2.97%    3.17%      3.92%
 ..............................................................................
Taxable Equivalent Yield/3/       5.78%     5.55%    4.63%    4.94%      6.11%
------------------------------------------------------------------------------

1 The Fund also paid shareholders taxable distributions in December of $0.0504 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemption during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 35.8%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Portfolio of Investments (Unaudited)

Nuveen Flagship Kentucky Municipal Bond Fund

November 30, 1998

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Basic Materials - 0.2%

$1,000,000  Jefferson County, Kentucky, Pollution Control      7/03 at 103           AA-       $ 1,103,320
             Revenue Bonds (E.I. du Pont de Nemours and
             Company Project), 1982 Series A, 6.300%,
             7/01/12
----------------------------------------------------------------------------------------------------------
            Education and Civic Organizations - 0.2%

   700,000  Northern Kentucky University,                      5/01 at 102           AAA           762,818
             Consolidated Education Building
             Revenue Bonds, Series F,
             7.000%. 5/01/10
----------------------------------------------------------------------------------------------------------
            Energy - 4.0%

 5,000,000  City of Ashland, Kentucky, Pollution Control       8/02 at 102          Baa1         5,388,450
             Revenue Refunding Bonds (Ashland Oil Inc.
             Project), Series 1992, 6.650%, 8/01/09

 9,000,000  City of Ashland, Kentucky, Sewage and Solid        2/05 at 102          Baa1        10,139,040
             Waste Revenue Bonds, Series 1995 (Ashland
             Oil Inc. Project), 7.125%, 2/01/22
             (Alternative Minimum Tax)

 4,360,000  City of Ashland, Kentucky, Solid Waste            10/01 at 102          Baa1         4,719,874
             Revenue Bonds, Series 1991 (Ashland Oil Inc.
             Project), 7.200%, 10/01/20 (Alternative
             Minimum Tax)
----------------------------------------------------------------------------------------------------------
            Forest and Paper Products - 5.7%

 2,370,000  Hancock County, Kentucky, Solid Waste Disposal     5/06 at 102            A-         2,644,802
             Facilities Revenue Bonds (Willamette Industries,
             Inc. Project), Series 1996, 6.600%, 5/01/26

 9,750,000  County of Henderson, Kentucky, Solid Waste         3/05 at 102          Baa2        10,511,768
             Disposal Revenue Bonds (MacMillan Bloedel
             Project), Series 1995, 7.000%, 3/01/25
             (Alternative Minimum Tax)

 1,500,000  Maysville (Kentucky) Industrial Development        2/00 at 103           N/R         1,571,925
             Revenue Bonds, Crystal Tissue Project,
             8.000%, 2/01/09 (Alternative Minimum Tax)

 3,750,000  County of Perry, Kentucky, Solid Waste             6/04 at 102           N/R         4,121,250
             Disposal Revenue Bonds (TJ International
             Project), Series 1994, 7.000%, 6/01/24
             (Alternative Minimum Tax)

            County of Perry, Kentucky, Solid Waste Disposal
            Revenue Bonds (TJ International Project),
            Series 1996:
 4,240,000   6.800%, 5/01/26 (Alternative Minimum Tax)         5/06 at 102           N/R         4,676,381
 2,000,000   6.550%, 4/15/27 (Alternative Minimum Tax)         4/07 at 102           N/R         2,175,220

 2,820,000  City of Wickliffe, Kentucky, Solid Waste           4/06 at 102            A1         3,092,891
             Disposal Facility Revenue Bonds, Series 1996
             (Westvaco Corporation Project), 6.375%,
             4/01/26 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------
            Health Care - 20.7%

 1,310,000  County of Christian, Kentucky, Hospital            7/06 at 102            A-         1,407,399
             Revenue Bonds, Series 1996A, Jennie Stuart
             Medical Center, 6.000%, 7/01/17

 3,500,000  County of Christian, Kentucky, Hospital            7/06 at 102            A-         3,825,990
             Revenue and Refunding Bonds, Series 1997A,
             Jennie Stuart Medical Center, 6.000%, 7/01/13

 5,270,000  County of Clark, Kentucky, Hospital Refunding      4/07 at 102          BBB-         5,600,218
             and Improvement Revenue Bonds (Clark Regional
             Medical Center Project), Series 1997, 6.200%,
             4/01/13

 3,300,000  County of Daviess, Kentucky, Insured Hospital      8/02 at 102           AAA         3,603,765
             Revenue Bonds, 1992 (ODCH, Inc. Project),
             Series A, 6.250%, 8/01/22

 2,805,000  County of Floyd, Kentucky, Hospital Revenue        2/01 at 102           AAA         3,007,998
             Refunding Bonds (FHA Insured Mortgage Loan
             Highland Hospital Corporation Project),
             Series 1991, 7.500%, 8/01/10

 4,000,000  County of Hopkins, Kentucky, Hospital             11/01 at 102           AAA         4,348,960
             Revenue Bonds, Series 1991 (The Trover Clinic
             Foundation, Incorporated), 6.625%, 11/15/11

  Principal                                                   Optional Call                          Market
     Amount  Description                                        Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------
             Health Care (continued)

             County of Jefferson, Kentucky, Health Facilities
              Revenue Bonds, Series 1992 (Jewish Hospital
              Healthcare Services Inc. Project):
$ 1,190,000   6.500%, 5/01/15                                   5/02 at 102           AAA       $ 1,299,528
 12,785,000   6.550%, 5/01/22                                   5/02 at 102           AAA        13,981,932

  4,625,000  County of Jefferson, Kentucky, Health              7/07 at 101           AAA         4,686,651
              Facilities Revenue Bonds, Series 1997,
              (University Medical Center, Inc. Project),
              5.250%, 7/01/22

 15,640,000  County of Jefferson, Kentucky, Health             10/07 at 101           AAA        15,615,445
              Facilities Revenue Bonds, Series 1997
              (Alliant Health System, Inc.), 5.125%,
              10/01/27

  7,800,000  County of Jefferson, Kentucky, Health             10/08 at 101           AAA         7,878,468
              System Revenue Bonds, Series 1998
              (Alliant Health System, Inc.), 5.200%,
              10/01/28

  7,800,000  County of Jefferson, Kentucky, Insured            10/02 at 102           AAA         8,566,974
              Hospital Revenue Bonds, Series 1992
              (Alliant Health System, Inc.), 6.436%,
              10/01/14

  1,750,000  Kentucky Development Finance Authority,           11/99 at 102            A1         1,848,718
              Hospital Revenue Bonds (Sisters of
              Charity of Nazareth Health Corporation),
              Series 1989, 7.375%, 11/01/16

  1,000,000  Kentucky Development Finance Authority            11/01 at 100           AAA         1,056,330
              (St. Elizabeth Medical Center, Inc.
              Project), 6.000%, 11/01/10

  5,000,000  Kentucky Economic Development Finance             12/03 at 102           AAA         5,487,100
              Authority, Hospital Facilities Revenue
              Bonds, Series 1993A (Saint Elizabeth Medical
              Center, Inc. Project), 6.000%, 12/01/22

  9,500,000  Kentucky Economic  Development Finance             2/07 at 102           AAA        10,098,310
              Authority, Hospital Revenue and Refunding
              Revenue Bonds, Series 1997, (Pikeville United
              Methodist Hospital of Kentucky, Inc. Project),
              5.700%, 2/01/28

             Kentucky Economic Development Finance Authority,
              Hospital System Refunding and Improvement Revenue
              Bonds, Series 1997 (Appalachian Regional
              Healthcare, Inc. Project):
    500,000   5.600%, 10/01/08                                  4/08 at 102           BBB           526,225
  3,500,000   5.850%, 10/01/17                                  4/08 at 102           BBB         3,636,465
  1,500,000   5.875%, 10/01/22                                  4/08 at 102           BBB         1,554,540

  2,050,000  McCracken County, Kentucky, Hospital              11/04 at 102           AAA         2,303,811
              Facilities Revenue Refunding Bonds,
              Series 1994A (Mercy Health System),
              6.300%, 11/01/06

  1,555,000  City of Radcliff, Kentucky, Tax-Exempt             7/07 at 102           AAA         1,643,433
              Mortgage Revenue Refunding Bonds, Series 1997
              (GNMA Backed - Lincoln Trail Care and Treatment
              Facility), 5.650%, 1/20/19

  2,800,000  City of Russell, Kentucky, Health System           1/08 at 102          Baa1         2,829,960
              Revenue Bonds, Our Lady of Bellefonte
              Hospital Issue, Series 1997 (Franciscan
              Health Partnership, Inc.), Refunding Revenue
              Bonds, 5.500%, 7/01/15
-----------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.3%

  2,500,000  Greater Kentucky Housing Assistance Corporation,   7/03 at 100           AAA         2,593,525
              Mortgage Revenue Refunding Bonds, Series 1993A
              (FHA Insured Mortgage Loans - Section 8
              Assisted Projects), 6.250%, 7/01/24

             County of Jefferson, Kentucky, Multifamily Housing
             Revenue Bonds (Kentucky Towers Project),
             Series 1998A:
    700,000   5.000%, 8/20/18                                   8/08 at 102           AAA           701,799
  2,900,000   5.650%, 8/20/34                                   8/08 at 102           AAA         3,028,499
-----------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.7%

  7,000,000  Kentucky Housing Corporation, Housing              7/06 at 102           AAA         7,518,280
              Revenue Bonds, 1996 Series E, 6.300%,
              1/01/28 (Alternative Minimum Tax)

  3,000,000  Kentucky Housing Corporation, Housing              7/07 at 102           AAA         3,239,850
              Revenue Bonds, 1997 Series B, 6.250%,
              7/01/28 (Alternative Minimum Tax)

    435,000  Kentucky Housing Corporation, Housing              1/99 at 102           AAA           444,292
              Revenue Bonds (FHA Insured/VA Guaranteed
              Mortgage Loans), 1988 Series B, 7.625%,
              1/01/09 (Alternative Minimum Tax)

  1,360,000  Kentucky Housing Corporation, Housing              7/00 at 102           AAA         1,427,089
              Revenue Bonds (FHA Insured/VA Guaranteed
              Mortgage Loans), 1988 Series C, 7.900%,
              1/01/21 (Alternative Minimum Tax)

    635,000  Kentucky Housing Corporation, Housing              7/00 at 102           AAA           651,612
              Revenue Bonds (FHA Insured/VA Guaranteed),
              1990 Series B, 7.800%, 1/01/21 (Alternative
              Minimum Tax)

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Kentucky Municipal Bond Fund (continued)
               November 30, 1998

 Principal                                                                                Optional Call                     Market
    Amount    Description                                                                   Provisions*  Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
              Housing/Single Family (continued)

$1,000,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        7/02 at 102        AAA      $1,071,830
                or Guaranteed Mortgage Loans), Series 1992B, 6.625%, 7/01/14

   450,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        1/03 at 102        AAA         479,682
                or Guaranteed Mortgage Loans), Series 1991C-1, 6.600%, 1/01/11

 3,560,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        1/09 at 101        AAA       3,569,470
                or Guaranteed Mortgage Loans), 1998 Series F, 5.000%, 7/01/18
                (Alternative Minimum Tax)

   900,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        1/04 at 102        AAA         963,846
                or Guaranteed Mortgage Loans), 1994 Series A, 6.500%, 7/01/17

 2,095,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        7/04 at 102        AAA       2,258,515
                or Guaranteed Mortgage Loans), 1994 Series C, 6.400%, 1/01/17

 1,975,000    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured        1/05 at 102        AAA       2,133,948
                or Guaranteed Mortgage Loans), 1995 Series B, 6.625%, 7/01/26
                (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
              Long Term Care -- 3.5%

              County of Jefferson, Kentucky, First Mortgage Revenue Bonds, Series 1994
                (The First Christian Church Homes of Kentucky Project):
 1,240,000      6.000%, 11/15/09                                                           11/04 at 102        BBB       1,313,879
   715,000      6.125%, 11/15/13                                                           11/04 at 102        BBB         758,594
 3,210,000      6.125%, 11/15/18                                                           11/04 at 102        BBB       3,405,714

              Kentucky Economic Development Finance Authority, Health Care Facilities
                Revenue Bonds, Series 1998 (The Christian Church Homes of Kentucky Inc.
                Obligated Group):
 1,800,000      5.375%, 11/15/23                                                            5/08 at 102        BBB       1,806,066
 4,250,000      5.500%, 11/15/30                                                            5/08 at 102        BBB       4,264,238

 5,700,000    Kentucky Economic Development Finance Authority, Tax Exempt Mortgage          1/08 at 105        AAA       6,193,415
                Revenue Bonds (South Central Nursing Homes, Inc. Project), Series 1997A,
                6.000%, 7/01/27
----------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General -- 2.0%

 4,790,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996             7/06 at 101 1/2          A       4,991,707
                (General Obligation Bonds), 5.400%, 7/01/25

 2,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997             7/07 at 101 1/2          A       2,073,640
                (General Obligation Bonds), 5.375%, 7/01/25

 3,000,000    Commonwealth of Puerto Rico, Public Improvement Refunding Bonds               7/08 at 101          A       2,979,870
                of 1998 (General Obligation Bonds), 5.000%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- 23.6%

   615,000    Boone County (Kentucky), School District Finance Corporation, School          2/03 at 102         A1         650,596
                Building Refunding and Improvement Revenue Bonds, Series 1993,
                6.000%, 2/01/18

 1,595,000    City of Bowling Green Municipal Projects Corporation, Kentucky,              12/04 at 102         A2       1,786,942
                Lease Revenue Bonds, Series 1994, 6.500%, 12/01/14

 1,005,000    Casey County School District Finance Corporation, School Building             3/05 at 102         A1       1,076,265
                Revenue Bonds, Series 1995, 5.750%, 3/01/15

              Daviess County (Kentucky), School District Finance Corporation, School
                Building Revenue Bonds, Series 1994:
   505,000      5.800%, 5/01/11                                                             5/04 at 102         A1         551,718
   535,000      5.800%, 5/01/12                                                             5/04 at 102         A1         578,790
   570,000      5.800%, 5/01/13                                                             5/04 at 102         A1         615,224
   600,000      5.800%, 5/01/14                                                             5/04 at 102         A1         646,098

 1,070,000    Fleming County School District Finance Corporation, School Building           3/05 at 102          A       1,145,210
                Revenue Bonds, Series 1995, 5.875%, 3/01/15

 3,155,000    City of Florence, Kentucky, Public Properties Corporation, First              6/07 at 102        AAA       3,344,868
                Mortgage Revenue Bonds (Administrative Office Complex Project),
                Series 1997, 5.500%, 6/01/27

 Principal                                                   Optional Call                         Market
    Amount  Description                                        Provisions*     Ratings**            Value
---------------------------------------------------------------------------------------------------------
            Tax Obligations/Limited (continued)

            Floyd County, Kentucky Public Properties
             Corporation, First Mortgage Revenue Bonds
             (Floyd County Justice Center Project)
             Series 1995A:
$  465,000   5.500%, 9/01/17                                   3/06 at 102             A       $  489,682
 1,260,000   5.550%, 9/01/23                                   3/06 at 102             A        1,332,286

 3,550,000  Floyd County, Kentucky, Public Properties          3/06 at 105             A        3,868,258
             Corporation, First Mortgage Revenue Bonds
             (Floyd County Justice Center Project),
             Series 1996B, 6.200%, 9/01/26

 1,200,000  Floyd County School District Finance Corporation,  5/05 at 102            A1        1,276,284
             Kentucky, School Building Revenue Bonds,
             Series 1995, 5.500%, 5/01/15

 2,280,000  Grant County School District Finance Corporation,  3/07 at 102           Aaa        2,374,688
             School Building Revenue Bonds, Series 1997,
             5.375%, 3/01/17

            Hardin County, Kentucky, Building Commission
             Revenue Bonds (Detention Facility Project),
             Series 1994:
   525,000   6.200%, 12/01/11                                 No Opt. Call           AAA          590,326
 1,775,000   6.250%, 12/01/14                                 12/04 at 102           AAA        2,000,532

   300,000  Hardin County (Kentucky), School District          6/01 at 103            A1          328,521
             Finance Corporation, School Building Revenue
             Bonds, Series of 1991, 6.800%, 6/01/10

 3,465,000  Hopkins County (Kentucky), School District         6/04 at 102            A1        3,772,519
             Finance Corporation, School Building Revenue
             Bonds, Series 1994, 6.200%, 6/01/19

 1,250,000  Jefferson County Economic Development Corporation  7/01 at 100            A1        1,272,713
             (Kentucky), Lease Revenue Bonds, Series 1986,
             7.750%, 7/01/16

 4,195,000  Jefferson County (Kentucky), School District       2/06 at 102           AAA        4,277,725
             Finance Corporation, School Building Revenue
             Bonds (Series 199A), 5.125%, 2/01/16

 1,167,919  County of Jefferson, Kentucky, Equipment Lease    No Opt. Call           N/R        1,189,760
             Purchase Revenue Bonds, Series 1987 (Energy
             System Project), 9.000%, 6/01/03

   215,122  County of Jefferson, Kentucky, Equipment Lease    No Opt. Call           N/R          221,721
             Purchase Revenue Bonds, Series 1988 (Energy
             System Project), 9.500%, 6/01/03

 2,500,000  Jefferson County, Kentucky, Capital Projects       2/02 at 100           Aa3        1,235,900
             Corporation, Lease Revenue Bonds,
             Series 1987B, 0.000%, 8/15/08

 1,000,000  City of Jeffersontown, Kentucky, Public Projects  No Opt. Call             A        1,082,860
             Refunding and Improvements, Certificates of
             Participation, 5.750%, 11/01/15

            Jessamine County (Kentucky), School District
             Finance Corporation, School Building Revenue
             Bonds, Series 1991:
   510,000   6.750%, 6/01/10                                   6/01 at 103            A1          561,439
   545,000   6.750%, 6/01/11                                   6/01 at 103            A1          599,969

 2,500,000  Jessamine County (Kentucky), School District       6/04 at 102            A1        2,705,275
             Finance Corporation, School Building Revenue
             Bonds, Series 1994, 6.125%, 6/01/19

 5,650,000  Jessamine County (Kentucky), School District       1/06 at 102            A1        5,936,060
             Finance Corporation,  School Building Revenue
             Bonds, Series 1996, 5.500%, 1/01/21

 4,500,000  Kenton County, Kentucky, Public Properties         3/09 at 101            A1        4,420,440
             Corporation, First Mortgage Revenue Bonds
             (Courthouse Facilities Project), 1998
             Series A, 5.000%, 3/01/29

   400,000  Commonwealth of Kentucky, State Property and      11/01 at 102            A+          438,188
             Buildings Commission Revenue and Revenue
             Refunding Bonds, Project No. 40, 2nd
             Series, 6.875%, 11/01/07

   250,000  Commonwealth of Kentucky, State Property and      10/01 at 102             A          273,758
             Buildings Commission Revenue and Revenue
             Refunding Bonds, Project No. 53,
             6.625%, 10/01/07

 2,075,000  Commonwealth of Kentucky, State Property and       9/04 at 102            A+        2,253,803
             Buildings Commission Revenue Bonds,
             Project No. 56, 6.000%, 9/01/14

 2,000,000  The Turnpike Authority of Kentucky Economic       No Opt. Call           AAA        2,135,640
             Development, Revenue and Revenue Refunding
             Bonds (Revitalization Projects),
             Series 1993, 5.300%, 7/01/04

 1,000,000  The Turnpike Authority of Kentucky Economic        7/05 at 102           AAA        1,072,350
             Development, Revenue and Revenue Refunding
             Bonds (Revitalization Projects),
             Series 1995, 5.625%, 7/01/15

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Kentucky Municipal Bond Fund (continued) November 30, 1998

     Principal                                                                         Optional Call                         Market
        Amount   Description                                                             Provisions*     Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/Limited (continued)
$      250,000   Laurel County, Kentucky, School District Finance Corporation,           3/01 at 102             A       $  272,555
                   School Building Revenue Bonds, 7.000%, 3/01/10

     1,000,000   Lawrence County, Kentucky, School District Finance Corporation,        11/04 at 102            A1        1,146,030
                   School Building Revenue Bonds, Series 1994, 6.750%, 11/01/14

                 Lexington, Kentucky, Center Corporation Mortgage Revenue Refunding
                   and Improvement Bonds, Series 1993A:
     2,600,000     0.000%, 10/01/11                                                     No Opt. Call             A        1,452,074
     2,550,000     0.000%, 10/01/12                                                     No Opt. Call             A        1,342,677

       435,000   Lincoln County, Kentucky, School District Finance Corporation,          5/02 at 102            A1          469,978
                   School Building Revenue Bonds, Series 1992, 6.200%, 5/01/12

     6,165,000   Louisville, Kentucky, Airport Lease Revenue Bonds, Series 1989A,        2/99 at 103             A        6,390,084
                   7.875%, 2/01/19 (Alternative Minimum Tax)

     1,525,000   McCracken County, Kentucky, Public Properties Corporation, Public       9/06 at 102           AAA        1,665,681
                   Project Revenue Bonds (Court Facilities Project), Series 1995,
                   5.900%, 9/01/26

     2,365,000   McCreary County (Kentucky), School District Finance Corporation,        8/05 at 102             A        2,505,505
                   School Building Revenue Bonds, Second Series of 1995, 5.600%,
                   8/01/16

     1,410,000   Morgan County, Kentucky, School District Finance Corporation,           9/04 at 102            A1        1,533,742
                   School Building Revenue Bonds, Series 1994, 6.000%, 9/01/14

    13,000,000   Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of       3/03 at 102            Aa       13,813,410
                   Cities Funding Program), Series 1993A, 6.200%, 3/01/18

                 Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky
                   Associated Counties Leasing Trust Program Series 1993-A:
    12,960,000     6.500%, 3/01/19                                                       3/03 at 102             A       13,866,682
       500,000     6.400%, 3/01/19                                                      No Opt. Call             A          588,105

     2,000,000   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,          7/06 at 101 1/2             A        1,991,000
                   Series 1995, Guaranteed by the Commonwealth of Puerto Rico,
                   5.000%, 7/01/19

     8,250,000   Puerto Rico Highway and Transportation Authority, Highway               7/16 at 100             A        8,904,720
                   Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

       115,000   Puerto Rico Infrastructure Finance Authority, Special Tax               7/00 at 100          BBB+          117,685
                   Revenue Bonds, Series 1988A, 7.750%, 7/01/08

     7,000,000   Warren County, Kentucky, Justice Center Expansion Corporation,          9/07 at 102           AAA        7,206,360
                   First Mortgage Revenue Bonds, AOC Judicial Facility,
                   Series 1997A, 5.250%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                 Transportation -- 4.1%

    10,640,000   Kenton County Airport Board (Commonwealth of Kentucky), Special         2/02 at 100          BBB-       10,811,517
                   Facilities Revenue Bonds, 1992 Series A (Delta Air Lines, Inc.
                   Project), 6.125%, 2/01/22 (Alternative Minimum Tax)

     1,250,000   Kenton County (Kentucky), Airport Board, Cincinnati/Northern            3/06 at 102           AAA        1,346,975
                   Kentucky International Airport Revenue Bonds, Series 1996B,
                   5.750%, 3/01/13

     5,000,000   Regional Airport Authority of Louisville and Jefferson County,          7/05 at 102           AAA        5,228,200
                   Kentucky, Airport System Revenue Bonds, 1995 Series A,
                   5.625%, 7/01/25 (Alternative Minimum Tax)

     2,790,000   The City of Louisville Parking Authority of River City (PARC),          6/01 at 103             A        3,079,323
                   Inc. (Kentucky), First Mortgage Revenue Bonds, Series 1991,
                   6.875%, 12/01/20
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed -- 10.8%

       430,000   Bardstown Independent School District Finance Corporation,             11/02 at 102         A1***          478,121
                   School Building Refunding and Improvement Revenue Bonds,
                   Series of 1992, 6.375%, 5/01/17 (Pre-refunded to 11/01/02)

       725,000   Bell County, Kentucky, School District Finance Corporation,             9/01 at 102          A***          798,515
                   School Building Revenue Bonds, Series 1991, 6.875%,
                   9/01/11 (Pre-refunded to 9/01/01)

     1,000,000   Boone County (Kentucky), School District Finance Corporation,           9/01 at 103         A1***        1,107,350
                   School Building Revenue Bonds, Series C of 1991,
                   6.750%, 9/01/11 (Pre-refunded to 9/01/01)

     Principal                                                                         Optional Call                         Market
        Amount   Description                                                             Provisions*     Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed (continued)

$ 1,215,000      Boone County (Kentucky), School District Finance Corporation,          12/02 at 102         A1***     $  1,342,028
                   School Building Refunding and Improvement Revenue Bonds,
                   Series 1992, 6.125%, 12/01/17 (Pre-refunded to 12/01/02)

                 Christian County (Kentucky), School District Finance Corporation,
                   School Building Revenue Bonds, Series 1991:
       565,000     6.750%, 6/01/10 (Pre-refunded to 6/01/01)                             6/01 at 102          A***          617,681
       600,000     6.750%, 6/01/11 (Pre-refunded to 6/01/01)                             6/01 at 102          A***          655,944

     1,645,000   City of Edgewood, Kentucky, Public Properties Corporation, First       12/01 at 102         A2***        1,819,321
                   Mortgage Revenue Bonds (Public Facilities Project), Series 1991,
                   6.700%, 12/01/21 (Pre-refunded to 12/01/01)

                 City of Florence, Kentucky, Public Properties Corporartion, First
                   Mortgage Revenue Bonds (Recreational Facilities Project):
       100,000     7.000%, 3/01/10 (Pre-refunded to 3/01/01)                             3/01 at 103         A3***          109,852
       320,000     7.000%, 3/01/14 (Pre-refunded to 3/01/01)                             3/01 at 103         A3***          352,336
       345,000     7.000%, 3/01/15 (Pre-refunded to 3/01/01)                             3/01 at 103         A3***          379,862
       360,000     7.000%, 3/01/16 (Pre-refunded to 3/01/01)                             3/01 at 103         A3***          396,378

    16,750,000   Jefferson County, Kentucky, Capital Projects Corporation, Lease    2/01 at 24 11/16           AAA        3,807,443
                   Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                   (Pre-refunded to 2/15/01)

                 Kenton County, Kentucky, Public Parks Corporation, Mortgage
                   Revenue Bonds, Series 1990:
     1,290,000     7.000%, 3/01/08 (Pre-refunded to 3/01/00)                             3/00 at 101          A***        1,358,860
     1,070,000     7.100%, 3/01/10 (Pre-refunded to 3/01/00)                             3/00 at 101          A***        1,128,411

       815,000   Kenton County School District Finance Corporation (Kentucky),          12/01 at 102         A+***          901,643
                   School Building Revenue Bonds, Series 1991, 6.800%, 12/01/11
                   (Pre-refunded to 12/01/01)

     3,000,000   Kentucky Development Finance Authority, Hospital Revenue Bonds,        10/99 at 102          A***        3,165,390
                   Series 1989A (St. Luke Hospital, Inc.), 7.500%, 10/01/12
                   (Pre-refunded to 10/01/99)

       500,000   Kentucky Development Finance Authority, Sisters of Charity of          11/99 at 102           AAA          528,865
                   Nazareth Health Corporation, Hospital Revenue Bonds,
                   Series 1989, 7.375%, 11/01/16 (Pre-refunded to 11/01/99)

                 Kentucky Development Finance Authority, Hospital Facilities
                   Revenue Bonds, Series 1991A (St. Luke Hospital, Inc.):
     2,000,000     7.000%, 10/01/11 (Pre-refunded to 10/01/01)                          10/01 at 102           AAA        2,217,220
     9,070,000     7.000%, 10/01/21 (Pre-refunded to 10/01/01)                          10/01 at 102           AAA       10,055,093

     1,495,000   Kentucky Infrastructure Authority, Governmental Agencies                8/99 at 102          A***        1,570,288
                   Program, Revenue Refunding Bonds, Series 1989A, 7.800%,
                   8/01/08 (Pre-refunded to 8/01/99)

     4,875,000   The Turnpike Authority of Kentucky, Economic Development Road       5/00 at 101 1/2           AAA        5,210,059
                   Revenue Bonds (Revitalization Projects), Series 1990, 7.250%,
                   5/15/10 (Pre-refunded to 5/15/00)

                 Lexington-Fayette Urban County Government (Kentucky)
                   Governmental Project Revenue Bonds, Series 1994 (University
                   of Kentucky Alumini Association, Inc. Commonwealth Library
                   Project):
     3,195,000     6.750%, 11/01/17 (Pre-refunded to 11/01/04)                          11/04 at 102           AAA        3,725,658
     4,320,000     6.750%, 11/01/24 (Pre-refunded to 11/01/04)                          11/04 at 102           AAA        5,037,509

                 Montgomery County, Kentucky, School District Finance
                   Corporation, School Building Revenue Bonds, Series 1991:
       305,000     6.800%, 6/01/09 (Pre-refunded to 6/01/01)                             6/01 at 102         A1***          333,322
       325,000     6.800%, 6/01/10 (Pre-refunded to 6/01/01)                             6/01 at 102         A1***          355,180
       350,000     6.800%, 6/01/11 (Pre-refunded to 6/01/01)                             6/01 at 102         A1***          382,501

     2,000,000   Northern Kentucky University, Certificates of Participation,            1/01 at 102           AAA        2,183,120
                   Student Housing Facilities, Series 1991, 7.250%, 1/01/12
                   (Pre-refunded to 1/01/01)

     1,230,000   Perry County, Kentucky, School District Finance Corporation,            7/02 at 102         A1***        1,353,554
                   School Building Revenue Bonds, Series 1992, 6.250%, 7/01/11
                   (Pre-refunded to 7/01/02)

     1,990,000   Western Kentucky University, Housing and Dining System Revenue         12/00 at 102           AAA        2,179,329
                   Bonds, Series 1990L, 7.400%, 12/01/10 (Pre-refunded to 12/01/00)

       940,000   Western Kentucky University, Consolidated Educational Building         11/00 at 102           AAA        1,026,621
                   Revenue Bonds, Series 1990J, 7.400%, 5/01/10
                   (Pre-refunded to 11/01/00)

Portfolio of Investments (Unaudited)

November 30, 1998

   Principal                                                                         Optional Call                           Market
      Amount   Description                                                             Provisions*     Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 9.9%

$  7,000,000   County of Boone, Kentucky, Collateralized Pollution Control Revenue     1/04 at 102           AAA       $  7,327,460
                Refunding Bonds, 1994 Series A (The Cincinnati Gas and Electric
                Company Project), 5.500%, 1/01/24

   5,030,000   County of Carroll, Kentucky, Collateralized Pollution Control           2/02 at 102           Aa2          5,312,988
                Revenue Bonds (Kentucky Utilities Company Project), 1992 Series B,
                6.250%, 2/01/18

   5,000,000   Cities of Carrollton and Henderson, Kentucky, Public Energy            No Opt. Call           AAA          5,235,000
                Authority of Kentucky Trust Gas Revenue Bonds, Series 1998,
                5.000%, 1/01/07

   1,000,000   County of Jefferson, Kentucky, Pollution Control Revenue Bonds,         6/00 at 102           Aa2          1,067,770
                1990 Series A (Louisville Gas and Electric Company Project),
                7.450%, 6/15/15

   1,750,000   County of Jefferson, Kentucky, Pollution Control Revenue Bonds,         4/05 at 102           Aa2          1,879,203
                1995 Series A (Louisville Gas and Electric Company Project),
                5.900%, 4/15/23

   1,250,000   Mercer County, Kentucky, Collateralized Pollution Control Revenue       2/02 at 102           Aa2          1,339,988
                Bonds (Kentucky Utilities Company Project), Series 1992A,
                6.250%, 2/01/18

               Owensboro, Kentucky, Electric Light and Power Revenue Bonds,
               Series 1991B:
   7,100,000    0.000%, 1/01/11                                                       No Opt. Call           AAA          4,121,976
   6,475,000    0.000%, 1/01/12                                                       No Opt. Call           AAA          3,548,106
   7,900,000    0.000%, 1/01/17                                                       No Opt. Call           AAA          3,251,008
  13,300,000    0.000%, 1/01/18                                                       No Opt. Call           AAA          5,181,946
   5,100,000    0.000%, 1/01/19                                                       No Opt. Call           AAA          1,883,940
   4,725,000    0.000%, 1/01/20                                                       No Opt. Call           AAA          1,654,175

   3,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,    7/04 at 102          BBB+          3,267,540
                6.000%, 7/01/16

   4,795,000   Trimble County, Kentucky, Pollution Control Revenue Bonds              11/00 at 102           Aa2          5,178,312
                (Louisville Electric Company), Series 1990A, 7.625%, 11/01/20
                (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 8.0%

     625,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds             12/01 at 103           AAA            687,881
                (City of Radcliff Kentucky, Sewer System Revenue Project),
                Fixed Rate Series 1991-B, 6.875%, 3/01/19

   1,750,000   City of Henderson, Kentucky, Water and Sewer Revenue and Refunding     11/04 at 103           AAA          1,965,128
                Bonds, Series of 1994A, 6.100%, 11/01/14

   2,040,000   Kenton County Water District No. 1, Water District Revenue Bonds,       2/05 at 102           AAA          2,186,268
                Series 1995B, 5.700%, 2/01/20

     500,000   Kentucky Infrastructure Authority, Infrastructure Revolving Fund        6/01 at 102             A            542,900
                Program Revenue Bonds, 1991 Series E, 6.500%, 6/01/11

   1,000,000   Kentucky Infrastructure Authority, Governmental Agencies Program        8/03 at 102             A          1,046,920
                Revenue Refunding Bonds, 1993 Series E, 5.750%, 8/01/18

               Kentucky Infrastructure Authority, Infrastructure Revolving Fund
               Program Revenue Bonds, 1995 Series J:
     440,000    6.300%, 6/01/10                                                        6/05 at 102             A            493,596
     360,000    6.350%, 6/01/11                                                        6/05 at 102             A            404,208
     600,000    6.375%, 6/01/14                                                        6/05 at 102             A            681,455

               Kentucky Infrastructure Authority, Governmental Agencies Program
               Revenue Bonds, 1995 Series G:
     420,000    6.300%, 8/01/10                                                        8/05 at 102             A            472,075
     445,000    6.350%, 8/01/11                                                        8/05 at 102             A            500,620
     825,000    6.375%, 8/01/14                                                        8/05 at 102             A            932,885

     405,000   Kentucky Infrastructure Authority, Governmental Agencies Program        8/99 at 102             A            424,390
                Revenue Refunding Bonds, Series 1989A, 7.800%, 8/01/08

               Louisville and Jefferson County Metropolitan Sewer District
               (Commonwealth of Kentucky), Sewer and Drainage System Revenue
               Bonds, Series 1994A:
   2,720,000    6.750%, 5/15/19                                                       11/04 at 102           AAA          3,174,156
   2,070,000    6.500%, 5/15/24                                                       11/04 at 102           AAA          2,388,324
   2,500,000    6.750%, 5/15/25                                                       11/04 at 102           AAA          2,917,424

   Principal                                                                         Optional Call                           Market
      Amount   Description                                                             Provisions*     Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$  3,865,000   Louisville and Jefferson County Metropolitan Sewer District             2/05 at 102           Aaa       $  4,004,178
                (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                Bonds, Series 1996A, 5.400%, 5/15/22

  10,500,000   Louisville and Jefferson County Metropolitan Sewer District             5/07 at 101           AAA         10,741,604
                (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                Bonds, Series 1997A, 5.250%, 5/15/27

   6,000,000   Louisville and Jefferson County Metropolitan Sewer District            11/07 at 101           AAA          6,234,419
                (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                Bonds, Series 1997B, 5.350%, 5/15/22

     500,000   Paducah, Kentucky, Waterworks Revenue Refunding Bonds, Series 1991,     7/01 at 102           AAA            547,113
                6.700%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
$510,733,041   Total Investments - (cost $458,152,347) - 98.7%                                                          498,596,440
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.3%                                                                       6,758,807
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $505,355,247
               ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.


                                See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

November 30, 1998


  Principal                                                                                 Optional Call                    Market
     Amount    Description                                                                    Provisions*      Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.9%

$   320,000    City of Newport, Kentucky, Industrial Building Revenue Bonds, Series 1996A    No Opt. Call            N/R   $322,624
               - (Louis Truath Dairy, Inc. Project), 4.800%, 6/01/99
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 14.0%

    500,000    City of Berea, Kentucky, Berea College General Obligation Bonds,              No Opt. Call            Aaa    511,360
                 Series 1998, 4.800%, 7/01/08 (Alternative Minimum Tax)

    500,000    Kentucky Higher Education Student Loan Corporation, Insured Student           No Opt. Call            Aaa    547,255
                 Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03
                 (Alternative Minimum Tax)

    475,000    University of Kentucky, Consolidated Educational Buildings Revenue            No Opt. Call            AAA    497,088
                 Bonds, Series O, 5.000%, 5/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 3.1%

    325,000    City of Ashland, Kentucky, Pollution Control Revenue Refunding Bonds       2/00 at 102 1/2           Baa1    342,904
                 (Ashland Oil Inc. Project), Series 1988A, 7.375%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 23.0%

    580,000    Kentucky Development Finance Authority, Sisters of Charity of Nazareth        11/01 at 102             A1    637,188
                 Health Corporation, Revenue Refunding Bonds, Series 1991,
                 6.600%, 11/01/06

    270,000    Kentucky Economic Development Finance Authority, Medical Center Revenue       No Opt. Call            AAA    270,902
                 Refunding and Improvement Bonds, Series 1993A (Ashland Hospital
                 Corporation d/b/a Kings Daughter Medical Center Project), 5.100%, 2/01/99

    500,000    Kentucky Economic Development Finance Authority, Hospital System             No Opt. Call             BBB    523,095
                 Refunding and Improvement Revenue Bonds, Series 1997
                 (Appalachian Regional Healthcare, Inc. Project),  5.500%, 10/01/07

    385,000    McCracken County, Kentucky, Hospital Facilities Revenue Refunding Bonds,     11/04 at 102             AAA    432,667
                 Series 1994A (Mercy Health System), 6.300%, 11/01/06

    680,000    City of Radcliff, Kentucky, Tax-Exempt Mortgage Revenue Refunding Bonds,     No Opt. Call             AAA    710,634
                 Series 1997 (GNMA Backed - Lincoln Trail Care and Treatment Facility),
                 5.100%, 7/20/07
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 9.6%

    705,000    City of Louisville, Kentucky, Multi-Family Housing Revenue Refunding         No Opt. Call             Aa2    712,952
                 Bonds, Series 1989 (Station House Square Associates L.P. Project),
                 5.125%, 7/15/19

    350,000    County of Martin, Kentucky, Mortgage Revenue Refunding Bonds, Series 1995     7/01 at 100              Aa    362,016
                 (FHA Insured Mortgage Loan - Section 8 Assisted Project), 5.375%, 7/01/05
-----------------------------------------------------------------------------------------------------------------------------------
                 Housing/Single Family - 1.9%

    100,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1993 Series B            1/04 at 102             AAA    104,520
                 (Federally Insured or Guaranteed Mortgage Loans), 5.150%, 7/01/07

    100,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1995 Series F           No Opt. Call             AAA    102,728
                 (Federally Insured or Guaranteed Mortgage Loans), 4.800%, 7/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 1.9%

    200,000    Kentucky Economic Development Finance Authority, Hospital Revenue            No Opt. Call             Aa3    206,350
                 Refunding Bonds, Series 1996 (Green River Regional Mental
                 Health/Mental Retardation Board, Inc.), 5.200%, 11/01/01
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 2.7%

    280,000    Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, Series      No Opt. Call               A    301,165
                 1993 (General Obligation Bonds), 5.375%, 7/01/05

  Principal                                                   Optional Call                          Market
     Amount  Description                                        Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.6%

$   265,000  Hardin County (Kentucky), School District          6/01 at 103            A1       $   290,194
              Finance Corporation, School Building
              Revenue Bonds, Series of 1991, 6.800%, 6/01/08

    300,000  Jefferson County, Kentucky, Capital Projects      No Opt. Call           AAA           319,638
              Corporation, Lease Revenue Bonds, Series
              1996A, 5.500%, 4/01/03

             City of Jeffersontown, Kentucky, Public
              Projects Refunding and Improvements,
              Certificates of Participation:
    505,000   4.850%, 11/01/04                                 No Opt. Call             A           530,806
    100,000   5.000%, 11/01/05                                 No Opt. Call             A           106,331

     50,000  Kentucky Interlocal School Transportation         No Opt. Call            A1            52,092
              Association (KISTA), Equipment Lease Revenue
              Bonds, Series of 1993, 5.200%, 3/01/02

    360,000  The Turnpike Authority of Kentucky, Economic      No Opt. Call           AAA           388,591
              Development Road Revenue and Revenue
              Refunding Bonds (Revitalization Projects),
              Series 1993, 5.400%, 7/01/05

    125,000  The Turnpike Authority of Kentucky, Resource      No Opt. Call            A+           125,263
              Recovery Road Revenue Refunding Bonds,
              1985 Series A, 6.000%, 7/01/09

    775,000  Mount Sterling, Kentucky, Lease Revenue           No Opt. Call            Aa           822,260
              Bonds (Kentucky League of Cities Funding
              Program), Series 1993A, 5.625%, 3/01/03
-----------------------------------------------------------------------------------------------------------
             Transportation - 2.8%

    300,000  Kenton County (Kentucky), Airport Board,          No Opt. Call           AAA           310,083
              Cincinnati/Northern Kentucky International
              Airport Revenue Bonds, Series 1996A, 5.000%,
              3/01/02 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 0.5%

    250,000   Jefferson County, Kentucky, Capital          2/01 at 24 11/16           AAA            56,828
               Projects Corporation, Lease
               Revenue Bonds, Series 1989B, 0.000%,
               8/15/19 (Pre-refunded to 2/15/01)
-----------------------------------------------------------------------------------------------------------
              Utilities - 2.9%

    400,000   City of Owensboro, Kentucky, Electric            No Opt. Call           AAA           327,512
               Light and Power System Revenue Bonds,
               Series 1993A, 0.000%, 1/01/04
               (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
              Water and Sewer - 8.6%

    200,000   Kenton County Water District No. 1,              No Opt. Call           AAA           215,718
               Water District Revenue Bonds, Series
               1995B, 5.600%, 2/01/04

              Kentucky Infrastructure Authority,
               Wastewater Revolving Fund Program
               Revenue Refunding Bonds, 1995 Series C:
    150,000    5.300%, 6/01/03                                 No Opt. Call             A           158,500
    200,000    5.500%, 6/01/05                                 No Opt. Call             A           216,016

    350,000   Kentucky Infrastructure Authority,               No Opt. Call             A           366,190
               Governmental Agencies Program Revenue and
               Revenue Refunding Bonds, 1995 Series H,
               5.200%, 8/01/02
-----------------------------------------------------------------------------------------------------------
$10,600,000   Total Investments - (cost $10,473,622) - 97.5%                                     10,871,470
-----------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 2.5%                                                  281,480
              ---------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                 $11,152,950
              ---------------------------------------------------------------------------------------------

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings: Using the higher of Standard & Poor's or Moody's rating.
N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Flagship Michigan Municipal Bond Fund

November 30, 1998


 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Capital Goods - 0.3%

$1,055,000  Michigan Strategic Fund, Limited Obligation       12/03 at 102            A1       $ 1,109,058
             Revenue Bonds (WMX Technologies, Inc. Project),
             Series 1993, 6.000%, 12/01/13 (Alternative
             Minimum Tax)
----------------------------------------------------------------------------------------------------------
            Consumer Cyclical - 2.4%

 2,500,000  Michigan Strategic Fund, Limited Obligation       No Opt. Call            A1         2,941,750
             Refunding Revenue Bonds, Series 1991A, 7.100%,
             2/01/06

 5,000,000  Michigan Strategic Fund, Multi-Modal               9/05 at 102             A         5,447,600
             Interchangeable Rate Pollution Control
             Refunding Revenue Bonds (General Motors
             Corporation), Series 1995, 6.200%, 9/01/20
----------------------------------------------------------------------------------------------------------
            Education and Civic Organizations - 1.2%

   210,000  Board of Control of Grand Valley State            10/00 at 100             A           214,935
             University, Michigan, General Revenue Bonds,
             Series 1988, 7.875%, 10/01/08

   750,000  Michigan Higher Education Student Loan             6/06 at 102           Aaa           803,858
             Authority, Student Loan Revenue Bonds, Series
             XVII-A, 5.750%, 6/01/13 (Alternative Minimum
             Tax)

 1,000,000  Michigan Higher Education Student Loan             6/08 at 101           AAA           995,820
             Authority, Student Loan Revenue Bonds, Series
             XVII-B, 5.400%, 6/01/18 (Alternative Minimum
             Tax)

 1,000,000  Board of Trustees of Michigan State University,    2/06 at 101           AAA           993,300
             General Revenue Bonds, Series 1996, 5.000%,
             2/15/26

 1,000,000  Board of Trustees of Western Michigan University  11/02 at 102           AAA         1,109,790
             (Michigan), General Revenue Bonds, Series 1992A,
             6.250%, 11/15/12
----------------------------------------------------------------------------------------------------------
            Forest and Paper Products - 2.2%

 7,500,000  The Economic Development Corporation of           10/03 at 102          Baa1         7,790,100
             Dickinson County (Michigan), Pollution Control
             Refunding Revenue Bonds (Champion International
             Corporation Project), Series 1993, 5.850%,
             10/01/18
----------------------------------------------------------------------------------------------------------
            Health Care - 21.2%

 1,000,000  The Economic Development Corporation of the City  11/05 at 102           AAA         1,084,550
             of Dearborn, Hospital Revenue Bonds (Oakwood
             Obligated Group), Series 1995A, 5.750%, 11/15/15

   500,000  City of Farmington Hills Hospital Finance          2/02 at 102           AAA           550,760
             Authority (Michigan), Hospital Revenue Bonds
             (Botsford General Hospital), Series 1992A,
             6.500%, 2/15/11

            City of Flint Hospital Building Authority,
             Revenue Rental Bonds, Series 1998B (Hurley
             Medical Center):
 1,000,000   5.375%, 7/01/18                                   7/08 at 101          Baa1           996,950
 1,000,000   5.375%, 7/01/28                                   7/08 at 101          Baa1           997,740

   500,000  County of Grand Traverse (Michigan), Hospital      7/02 at 102           AAA           545,275
             Finance Authority, Hospital Revenue Refunding
             Bonds (Munson Healthcare Obligated Group), Series
             1992A, 6.250%, 7/01/22

 6,000,000  City of Kalamazoo Hospital Finance Authority,      5/06 at 102           AAA         6,469,080
             Hospital Revenue Refunding and Improvement Bonds
             (Bronson Methodist Hospital), Series 1996,
             5.875%, 5/15/26

 1,290,000  Kent Hospital Finance Authority (Michigan),       11/01 at 102           AAA         1,398,837
             Hospital Revenue Refunding Bonds (Pine Rest
             Christian Hospital), Series 1992, 6.500%,
             11/01/10

 3,530,000  Lake View Community Hospital Authority             2/07 at 101           N/R         3,512,527
             (Michigan), Hospital Revenue Refunding Bonds,
             Series 1997, 6.250%, 2/15/13

    40,000  Michigan State Hospital Finance Authority,         8/00 at 100            A-            40,943
             Hospital Revenue and Refunding Bonds (The
             Detroit Medical Center Obligated Group), Series
             1988B, 8.125%, 8/15/08

 3,000,000  Michigan State Hospital Finance Authority,         1/00 at 100          BBB+         3,036,660
             Revenue Refunding Bonds, Memorial Hospital-
             Owosso, Series 1987A, 7.375%, 1/01/03

 6,500,000  Michigan State Hospital Finance Authority,         8/03 at 102            A-         7,117,500
             Revenue and Refunding Bonds (The Detroit
             Medical Center Obligated Group), Series 1993A,
             6.500%, 8/15/18


 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Health Care (continued)

$1,000,000  Michigan State Hospital Finance Authority,         7/99 at 102           AAA        $1,042,350
              Revenue Refunding, Oakland General Hospital,
              7.000%, 7/01/15

 1,850,000  Michigan State Hospital Finance Authority,        10/03 at 102            A1         1,681,280
              Hospital Revenue Refunding Bonds (McLaren
              Obligated Group), Series 1993A, 4.500%,
              10/15/21

 1,000,000  Michigan State Hospital Finance Authority,        11/01 at 102           AAA         1,085,840
              Hospital Revenue Refunding Bonds (Sparrow
              Obligated Group), Series 1991, 6.500%,
              11/15/11

 2,920,000  Michigan State Hospital Finance Authority,         8/04 at 102            A-         2,937,053
              Hospital Revenue and Refunding Bonds
              (The Detroit Medical Center Obligated
              Group), Series 1993B, 5.500%, 8/15/23

 1,000,000  Michigan State Hospital Finance Authority,         1/05 at 102           AA-         1,089,970
              Hospital Revenue and Refunding Bonds
              (Otsego Memorial Hospital Gaylord, Michigan),
              Series 1995, 6.125%, 1/01/15

 2,000,000  Michigan State Hospital Finance Authority,         7/05 at 102           AAA         2,092,460
              Hospital Revenue Refunding Bonds (Port
              Huron Hospital Obligated Group), Series
              1995, 5.500%, 7/01/15

 1,000,000  Michigan State Hospital Finance Authority,        No Opt. Call           BBB         1,080,090
              Hospital Revenue Refunding Bonds (Gratiot
              Community Hospital, Alma, Michigan), Series
              1995, 6.100%, 10/01/07

 4,500,000  Michigan State Hospital Finance Authority,         5/06 at 102           AA-         4,531,590
              Hospital Revenue and Refunding Bonds
              (Henry Ford Health System), Series 1995A,
              5.250%, 11/15/20

 1,000,000  Michigan State Hospital Finance Authority,        10/06 at 102           BBB         1,063,720
              Hospital Revenue Bonds (Michigan Community
              Hospital), Series 1996, 6.250%, 10/01/27

 2,000,000  Michigan State Hospital Finance Authority,         8/07 at 101           AA-         2,087,800
              Hospital Revenue Refunding Bonds (Mercy
              Health Services), Series 1997S, 5.500%,
              8/15/20

            Michigan State Hospital Finance Authority,
            Hospital Revenue and Refunding Bonds (Genesys
            Regional Medical Center Obligated Group),
            Series 1998A:
 1,000,000    5.500%, 10/01/18                                10/08 at 102           BBB         1,004,460
 4,000,000    5.500%, 10/01/27                                10/08 at 102           BBB         4,019,120

 1,250,000  Michigan State Hospital Finance Authority,         8/08 at 101            A-         1,216,000
              Hospital Revenue Bonds (The Detroit Medical
              Center Obligated Group), Series 1998A, 5.250%,
              8/15/28

            Pontiac, Michigan, Hospital Finance Authority,
            Hospital Revenue Refunding, Nomc Obligation Group:
 3,000,000    6.000%, 8/01/18                                  8/03 at 102          BBB-         3,068,940
 5,165,000    6.000%, 8/01/23                                  8/03 at 102          BBB-         5,281,058

 8,345,000  Royal Oak, Michigan, Hospital Finance Authority,   1/06 at 102            AA         8,407,588
              Hospital Revenue Refunding Bonds (William
              Beaumont Hospital), Series 1996I, 5.250%,
              1/01/20

 2,000,000  Saginaw Hospital Finance Authority (Michigan),    10/99 at 102          BBB+         2,089,840
              Hospital Revenue Refunding Bonds (Saginaw
              General Hospital), Series 1989, 7.625%,
              10/01/08

   500,000  City of Saginaw (Michigan), Hospital Finance       7/01 at 102           AAA           541,695
              Authority (St. Lukes Hospital), Hospital
              Revenue Refunding Bonds, Series 1991 C,
              6.750%, 7/01/17

 1,000,000  Regents of the University of Michigan, Hospital   12/00 at 100            AA         1,055,700
              Revenue Bonds, Series 1990, 6.375%, 12/01/24

 3,500,000  Regents of the University of Michigan, Medical    12/01 at 102           Aa2         3,840,690
              Service Plan Revenue Bonds, Series 1991,
              6.500%, 12/01/21
----------------------------------------------------------------------------------------------------------
            Housing/Multifamily - 3.3%
   435,000  Grand Rapids Housing Corporation, Multifamily      1/04 at 104           AAA           486,787
              Revenue Refunding Bonds, Series 1992 (FHA
              Insured Mortgage Loan-Section 8 Assisted
              Elderly Project), 7.375%, 7/15/41

   750,000  Grand Rapids Housing Finance Authority,            9/04 at 100           AAA           832,973
              Multifamily Housing Refunding Revenue
              Bonds, Series 1990A (Fannie Mae
              Collateralized), 7.625%, 9/01/23

 1,190,000  Michigan State Housing Development Authority,     10/05 at 102           Aaa         1,292,376
              Limited Obligation Multi-Family Revenue
              Refunding Bonds, Series 1995A (GNMA
              Collateralized Program-Parc Pointe Apartments),
              6.500%, 10/01/15

 6,000,000  Michigan State Housing Development Authority,     No Opt. Call           AA-         1,654,260
              Section 8 Assisted Mortgage Revenue Bonds,
              Series 1983I, 0.000%, 4/01/14

 5,000,000  Michigan State Housing Development Authority,      4/01 at 102           AA-         5,372,200
              Rental Housing Revenue Bonds, 1990 Series B,
              7.550%, 4/01/23

Portfolio of Investments (Unaudited)

November 30, 1998

 Principal                                                   Optional Call                         Market
    Amount  Description                                        Provisions*     Ratings**            Value
---------------------------------------------------------------------------------------------------------
            Housing/Multifamily (continued)

$  290,000  Michigan State Housing Development Authority,     No Opt. Call           AA-       $  311,747
             Rental Housing Revenue Bonds, 1991 Series B,
             7.100%, 4/01/21

   410,000  Michigan State Housing Development Authority,     10/02 at 102           AA-          441,291
             Rental Housing Revenue Bonds, 1992 Series A,
             6.650%, 4/01/23

 1,000,000  Michigan State Housing Development Authority,      6/05 at 102           AAA        1,074,210
             Rental Housing Revenue Bonds, 1995 Series B,
             6.150%, 10/01/15
---------------------------------------------------------------------------------------------------------
            Housing/Single Family - 4.0%

   905,000  Michigan State Housing Development Authority,      6/00 at 102           AA+          943,318
             Single Family Mortgage Revenue Bonds,
             Series 1990A, 7.500%, 6/01/15

 2,325,000  Michigan State Housing Development Authority,     12/00 at 102           AA+        2,440,553
             Single Family Mortgage Revenue Bonds,
             Series 1990C, 7.550%, 12/01/15

 2,000,000  Michigan State Housing Development Authority,      6/04 at 102           AA+        2,139,520
             Single Family Mortgage Revenue Bonds,
             Series 1994A, 6.450%, 12/01/14

 3,930,000  Michigan State Housing Development Authority,     12/04 at 102           AA+        4,159,001
             Single Family Mortgage Revenue Refunding Bonds,
             Series 1994C, 6.500%, 6/01/16

 1,230,000  Michigan State Housing Development Authority,      6/05 at 102           AA+        1,328,105
             Single Family Mortgage Revenue Bonds,
             Series 1995 A, 6.800%, 12/01/16

 1,500,000  Michigan State Housing Development Authority,     12/06 at 102           AA+        1,598,925
             Single Family Mortgage Revenue Bonds,
             Series 1996D, 5.950%, 12/01/16

 1,250,000  Michigan State Housing Development Authority,      6/07 at 102           AAA        1,332,025
             Single Family Mortgage Revenue Bonds,
             Series 1997A, 6.050%, 12/01/27 (Alternative
             Minimum Tax)
---------------------------------------------------------------------------------------------------------
            Long Term Care - 5.0%

 2,500,000  The Economic Development Corporation of the City   5/07 at 102           BBB        2,655,725
             of Kalamazoo (Kalamazoo County, Michigan),
             Limited Obligation Revenue and Refunding
             Revenue Bonds (Friendship Village of
             Kalamazoo), Series 1997A, 6.250%, 5/15/27

            Michigan State Hospital Finance Authority,
             Revenue Bonds (Presbyterian Villages of
             Michigan Obligation Group), Series 1997:
   600,000   6.375%, 1/01/15                                   1/07 at 102           N/R          648,396
 1,200,000   6.500%, 1/01/25                                   7/05 at 102           N/R        1,294,728
   500,000   6.375%, 1/01/25                                   1/07 at 102           N/R          537,905

            Michigan Strategic Fund, Limited Obligation
            Revenue Bonds (Porter Hills Presbyterian
            Village Inc. Project), Series 1998:
   400,000   5.300%, 7/01/18                                   7/08 at 101             A          403,368
 2,675,000   5.375%, 7/01/28                                   7/08 at 101             A        2,697,443

 2,000,000  Michigan Strategic Fund, Limited Obligation       11/08 at 101           N/R        1,997,100
             Revenue and Refunding Revenue Bonds,
             Series 1998 (Holland Home), 5.750%, 11/15/28

 7,110,000  Michigan Strategic Fund, Limited Obligation        6/08 at 100          BBB+        6,994,960
             Revenue Bonds (Clark Retirement Community Inc.
             Project), Series 1998, 5.250%, 6/01/18

   250,000  The Economic Development Corporation of the        3/02 at 101           Aaa          265,183
             City of Warren, Nursing Home Revenue Refunding
             Bonds (GNMA Mortgage-Backed Security-Autumn
             Woods Project), Series 1992, 6.900%, 12/20/22
---------------------------------------------------------------------------------------------------------
            Tax Obligation/General - 14.4%

   400,000  County of Bay, Michigan, Bay County West Side      5/99 at 102             A          411,808
             Regional Sewage Disposal System Bonds,
             6.400%, 5/01/02

 5,000,000  Brighton Area Schools, County of Livingston,      No Opt. Call           AAA        1,714,450
             State of Michigan, 1992 Refunding Bonds,
             Series II (General Obligation Unlimited Tax),
             0.000%, 5/01/20

   500,000  City of East Lansing Building Authority,          10/99 at 102            AA          524,340
             County of Ingham, State of Michigan, Building
             Authority Refunding Bonds, Series 1991,
             7.000%, 10/01/16

 2,430,000  School District of the City of Garden City,        5/04 at 101           AAA        2,714,140
             County of Wayne, State of Michigan, 1994
             Refunding Bonds (General Obligation - Unlimited
             Tax), 6.400%, 5/01/11

 1,265,000  Holton Public Schools, Counties of Muskegon,       5/08 at 100           AAA        1,258,903
             Oceana and Newaygo State of Michigan, 1998 School
             Building and Site Bonds (General Obligation
             Unlimited Tax), 5.000%, 5/01/22

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Tax Obligation/General (continued)

$1,000,000  Lake Orion Community School District, County       5/05 at 101           AAA       $ 1,046,080
             of Oakland, State of Michigan, 1995 Refunding
             Bonds (General Obligation - Unlimited Tax),
             5.500%, 5/01/20

 2,700,000  Livonia, Michigan, Public Schools School          No Opt. Call           AAA         1,806,840
             District, Series II, 0.000%, 5/01/08

 2,410,000  Mona Shores, Michigan, School District, School     5/05 at 102           AAA         2,557,661
             Building and Site, 5.500%, 5/01/14

            Okemos Public Schools, County of Ingham, State
            of Michigan, 1993 Refunding Bonds:
 1,000,000   0.000%, 5/01/17                                  No Opt. Call           AAA           403,390
 1,020,000   0.000%, 5/01/18                                  No Opt. Call           AAA           389,446

 1,500,000  Portage Lake Michigan Water and Sewer Authority,
             Refunding, 6.200%, 10/01/20                      10/05 at 102           AAA         1,686,255

            Commonwealth of Puerto Rico, Public
            Improvement Bonds of 1994 (General Obligation
            Bonds):
 3,125,000   6.450%, 7/01/17                                   7/04 at 102           AAA         3,575,281
 2,370,000   6.500%, 7/01/23                               7/04 at 101 1/2           AAA         2,717,418

   500,000  Redford Union Schools, District No. 1, County     No Opt. Call           AAA           507,950
             of Wayne, State of Michigan, 1997 Refunding
             Bonds (General Obligation - Unlimited Tax),
             5.000%, 5/01/22

 1,650,000  Saint Clair County Building Authority,             4/06 at 101           AAA         1,723,260
             Michigan, General Obligation Bonds,
             5.375%, 4/01/15

   750,000  South Lyon Community Schools, Counties of          5/01 at 102           AA+           802,418
             Oakland, Washtenaw and Livingston, State
             of Michigan, 1991 Refunding Bonds (General
             Obligation - Unlimited Tax), 6.250%, 5/01/14

 2,925,000  Spring Lake Public Schools, General Obligation     5/07 at 100           AAA         3,125,714
             Bonds, Series 1997, 5.700%, 5/01/23

            Waterford, Michigan, School District:
 2,500,000   6.250%, 6/01/13                                   6/04 at 101           AAA         2,809,300
 2,470,000   6.375%, 6/01/14                                   6/04 at 101           AAA         2,790,754

 5,000,000  Wayland, Michigan, Unit School District,           5/05 at 101           AAA         5,677,550
             6.250%, 5/01/14

 1,250,000  Wayne County, Michigan, Building Authority,        6/06 at 102           AAA         1,285,313
             Capital Improvement, Series A, 5.250%, 6/01/16

 3,270,000  West Ottawa, Michigan, Public School District     No Opt. Call           AAA         1,319,085
             Refunding, 0.000%, 5/01/17

 2,000,000  Western Townships Utilities Authority, Sewage      1/99 at 102          BBB+         2,047,700
             Disposal System Bonds, Series 1989,
             8.200%, 1/01/18

 1,000,000  Western Townships Utilities Authority, Sewage      1/02 at 100           AAA         1,072,160
             Disposal System Refunding Bonds, Series 1991,
             6.500%, 1/01/10

 5,175,000  Williamston Community School District, General    No Opt. Call           AAA         5,644,217
             Obligation - Unlimited Tax, Series 1996 (Q-SBLF),
             5.500%, 5/01/25

 1,000,000  School District of Ypsilanti, County of            5/09 at 100           AAA           987,010
             Washtenaw, State of Michigan, 1998
             Refunding Bonds (General Obligation Unlimited
             Tax), 5.000%, 5/01/20 (WI)
----------------------------------------------------------------------------------------------------------
            Tax Obligation/Limited - 13.4%

 2,000,000  City of Detroit Building Authority, Building       2/07 at 101             A         2,182,080
             Authority Revenue Bonds (District Court
             Madison Center), Series A, 6.150%, 2/01/11

 9,460,000  Detroit/Wayne County Stadium Authority (State      2/07 at 102           AAA         9,627,158
             of Michigan), Building Authority (Stadium)
             Bonds, Series 1997 (Wayne County Limited
             Tax General Obligation), 5.250%, 2/01/27

            Downtown Development Authority of the City of
            Grand Rapids, Michigan, Tax Increment Revenue
            Bonds, Series 1994:
 3,985,000   0.000%, 6/01/17                                  No Opt. Call           AAA         1,600,934
 3,495,000   0.000%, 6/01/18                                  No Opt. Call           AAA         1,328,939
 1,650,000   6.875%, 6/01/24                                   6/04 at 102           AAA         1,892,418

 2,000,000  Lansing, Michigan, Building Authority,             6/05 at 101           AA+         2,107,160
             Refunding, 5.600%, 6/01/19

   250,000  Michigan Municipal Bond Authority, State          12/01 at 100           AAA           252,750
             Revolving Fund Revenue Bonds, Series
             1992A, 4.750%, 12/01/09

 5,500,000  Michigan Municipal Bond Authority, Revenue        No Opt. Call           AAA         3,776,465
             Refunding, Government Loan A, 0.000%, 12/01/07

 2,800,000  Michigan Municipal Bond Authority, Local          No Opt. Call           AAA         1,864,044
             Government Loan, Series C, 0.000%, 6/15/08

 1,000,000  State Building Authority, State of Michigan,      10/01 at 102            AA         1,091,270
             1991 Revenue Refunding Bonds, Series I,
             6.750%, 10/01/11

Portfolio of Investments (Unaudited)

November 30, 1998

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Tax Obligation/Limited (continued)

$5,000,000  State Building Authority, State of Michigan,      10/01 at 102            AA       $ 5,371,750
             1991 Revenue Refunding Bonds, Series I,
             6.250%, 10/01/20

 7,585,000  State Building Authority, State of Michigan,      10/01 at 102            AA         8,148,945
             1991 Revenue Bonds, Series II,
             6.250%, 10/01/20

 6,000,000  The House of Representatives of the State of      No Opt. Call           AAA         1,737,180
             Michigan, Certificates of Participation,
             0.000%, 8/15/23

 2,260,000  Puerto Rico Highway and Transportation         7/02 at 101 1/2             A         2,475,740
             Authority, Highway Revenue Bonds, 1992
             Series V, 6.625%, 7/01/12

 1,000,000  Puerto Rico Highway and Transportation             7/16 at 100             A         1,079,360
             Authority, Highway Revenue Bonds, Series Y
             of 1996, 5.500%, 7/01/36

 1,500,000  Puerto Rico Highway and Transportation             7/08 at 101             A         1,478,295
             Authority, Transportation Revenue Bonds,
             Series A, 5.000%, 7/01/38

 1,085,000  Romulus, Michigan, Tax Increment Finance          11/06 at 100           N/R         1,203,742
             Authority, Limited Obligation Revenue,
             6.750%, 11/01/19
----------------------------------------------------------------------------------------------------------
            Transportation -- 1.2%

   250,000  Capital Region Airport Authority (Lansing,         7/02 at 102           AAA           275,035
             Michigan), Airport Revenue Bonds, Series 1992,
             6.700%, 7/01/21 (Alternative Minimum Tax)

 4,000,000  Charter County of Wayne, Michigan, Detroit        12/08 at 101           AAA         3,904,400
             Metropolitan-Wayne County Airport, Airport
             Revenue Bonds, Series 1998A, 5.000%, 12/01/22
             (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------
            U.S. Guaranteed -- 21.4%

 1,000,000  City of Battle Creek, County of Calhoun,           5/04 at 102       BBB+***         1,189,130
             State of Michigan, Battle Creek Downtown
             Development Authority, 1994 Development Bonds,
             7.600%, 5/01/16 (Pre-refunded to 5/01/04)

 1,800,000  City of Battle Creek, County of Calhoun,           5/04 at 102         A-***         2,126,916
             State of Michigan, Tax Increment Finance
             Authority, 1994 Development Bonds, 7.400%,
             5/01/16 (Pre-refunded to 5/01/04)

 1,000,000  City of Bay City, County of Bay, State of          1/01 at 102           AAA         1,078,820
             Michigan Electric Utility System Revenue Bonds,
             1991 Series, 6.600%, 1/01/12 (Pre-refunded to
             1/01/01)

 1,895,000  Buena Vista School District, County of Saginaw,    5/01 at 102        N/R***         2,086,130
             State of Michigan, 1991 School Building and
             Site Bonds (General Obligation Unlimited Tax),
             7.200%, 5/01/16 (Pre-refunded to 5/01/01)

 1,000,000  The Central Michigan University Board of          10/00 at 102         A+***         1,080,890
             Trustees, General Revenue Bonds, Series 1990,
             7.000%, 10/01/10 (Pre-refunded to 10/01/00)

   750,000  City of Detroit, Michigan, General Obligation      4/01 at 102           AAA           836,783
             Bonds (Unlimited Tax), Series 1991, 8.000%,
             4/01/11 (Pre-refunded to 4/01/01)

   300,000  School District of the City of Detroit, Wayne      5/00 at 102        Aa1***           323,475
             County, Michigan, School Building and Site
             Bonds, Series XXIII, 7.750%, 5/01/10
             (Pre-refunded to 5/01/00)

 1,650,000  School District of the City of Detroit, Wayne      5/01 at 102           Aaa         1,814,192
             County, Michigan, School Building and Site
             Bonds (Unlimited Tax General Obligation),
             Series 1991, 7.150%, 5/01/11 (Pre-refunded
             to 5/01/01)

 3,600,000  School District of the City of Detroit, Wayne      5/06 at 102           AAA         4,029,516
             County, Michigan, School Building and Site
             Improvement Bonds (Unlimited Tax General
             Obligation), Series 1996A, 5.700%, 5/01/25
             (Pre-refunded to 5/01/06)

10,700,000  City of Detroit (Michigan), Downtown Development   7/06 at 102         A-***        12,324,795
             Authority, Tax Increment Refunding Bonds
             (Development Area No. 1 Projects), Series
             1996C, 6.250%, 7/01/25 (Pre-refunded to 7/01/06)

 1,000,000  City of Detroit, Michigan, Sewage Disposal     7/99 at 101 1/2           AAA         1,038,220
             System Revenue Bonds, Series 1989,
             7.125%, 7/01/19 (Pre-refunded to 7/01/99)

 2,000,000  City of Detroit, Michigan, Water Supply System     7/00 at 102           AAA         2,155,260
             Revenue Bonds, Series 1990, 7.250%, 7/01/20
             (Pre-refunded to 7/01/00)

   500,000  City of Farmington Hills, Hospital Finance         2/02 at 102           AAA           550,760
             Authority (Michigan), Hospital Revenue Bonds
             (Botsford General Hospital), Series 1992A,
             6.500%, 2/15/22 (Pre-refunded to 2/15/02)

 3,000,000  City of Grand Rapids, Michigan, Water Supply       1/00 at 102           AAA         3,183,690
             System Improvement Revenue Bonds, Series 1990,
             7.250%, 1/01/20 (Pre-refunded to 1/01/00)

 2,500,000  Haslett Public Schools, Counties of Ingham,        5/00 at 101        AA+***         2,663,225
             Clinton and Shiawassee, State of Michigan,
             1990 School Building and Site Bonds,
             7.500%, 5/01/20 (Pre-refunded to 5/01/00)

     Principal                                                                         Optional Call                         Market
        Amount   Description                                                             Provisions*     Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed (continued)

$      750,000   City of Hudsonville Building Authority, County of Ottawa,              10/02 at 102           AAA      $   839,678
                   State of Michigan, Building Authority Refunding Bonds,
                   Series 1992, 6.600%, 10/01/17 (Pre-refunded to 10/01/02)

     2,000,000   Huron Valley School District, Counties of Oakland and                   5/01 at 102        N/R***        2,191,920
                   Livingston, State of Michigan, 1991 School Building and
                   Site Bonds, 7.100%, 5/01/08 (Pre-refunded to 5/01/01)

     1,940,000   City of Kalamazoo (Michigan), Hospital Finance Authority,               5/03 at 102         A1***        2,170,336
                   Hospital Revenue Refunding and Improvement Bonds (Bronson
                   Methodist Hospital), Series 1992A, 6.375%, 5/15/17
                   (Pre-refunded to 5/15/03)

     4,000,000   Lake Orion, Michigan, Community School District, Refunding,             5/05 at 101           AAA        4,708,040
                   7.000%, 5/01/15 (Pre-refunded to 5/01/05)

       510,000   Livingston County, Michigan, Genoa-Oceola Sewer Drain No. 1,            5/99 at 102          A***          526,284
                   Sanitary Drainage District (Full Faith and Credit of the County),
                   6.000%, 5/01/08 (Pre-refunded to 5/01/99)

       930,000   City of Marquette Hospital Finance Authority, Hospital Revenue          4/99 at 102         A+***          961,918
                   Refunding Bonds (Marquette General Hospital, Marquette,
                   Michigan), 1989 Series C, 7.500%, 4/01/07
                   (Pre-refunded to 4/01/99)

       825,000   Menominee Michigan Area Public School District, 7.400%, 5/01/20         5/00 at 102        AA+***          886,240
                   (Pre-refunded to 5/01/00)

     3,000,000   Michigan Higher Education Facilities Authority, Limited                 5/01 at 103          A***        3,335,070
                  Obligation, Aquinas College Project, 7.350%, 5/01/11
                  (Pre-refunded to 5/01/01)

       555,000   Michigan Municipal Bond Authority, State Revolving Fund Reserve        10/02 at 102        AA+***          620,934
                   Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

                 Michigan Municipal Bond Authority, State Revolving Fund Revenue
                   Bonds, Series 1994:
       950,000     7.000%, 10/01/04                                                     No Opt. Call        AA+***        1,100,452
     1,000,000     6.500%, 10/01/14 (Pre-refunded to 10/01/04)                          10/04 at 102        AA+***        1,149,020
     1,000,000     6.500%, 10/01/17 (Pre-refunded to 10/01/04)                          10/04 at 102        AA+***        1,149,020

       500,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds      12/02 at 102           AAA          566,835
                   (MidMichigan Obligated Group), Series 1992, 6.900%, 12/01/24
                   (Pre-refunded to 12/01/02)

     1,000,000   Michigan State Hospital Finance Authority, Henry Ford Health            7/00 at 102           AAA        1,073,480
                   System, Series A, 7.000%, 7/01/10 (Pre-refunded to 7/01/00)

     6,000,000   Michigan Hospital Finance Authority (Oakwood Hospital Obligated         7/00 at 102           AAA        6,450,060
                   Group), 7.100%, 7/01/18 (Pre-refunded to 7/01/00)

       800,000   Michigan State Hospital Finance Authority, Sisters Of Mercy             2/01 at 102           AAA          874,928
                   Health Corporation, Series J, 7.200%, 2/15/18 (Pre-refunded to 2/15/01)

     1,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds      11/01 at 102        Aa2***        1,108,810
                   (Daughters of Charity National Health System-Providence
                   Hospital), Series 1991, 7.000%, 11/01/21 (Pre-refunded to
                   11/01/01)

     2,400,000   Oakland County, Michigan, Economic Development Corporation,             1/00 at 102        N/R***        2,602,392
                   Limited Obligation Revenue, Pontiac Osteopathic Hospital
                   Project, 9.625%, 1/01/20 (Pre-refunded to 1/01/00)

     1,000,000   Oakland County, Michigan, Economic Development Corporation,            11/04 at 102           Aaa        1,173,030
                   Limited Obligation Revenue Refunding, Cranbrook Educational
                   Community, Series C, 6.900%, 11/01/14 (Pre-refunded to
                   11/01/04)

     1,800,000   Puerto Rico Commonwealth Highway Authority, Highway Revenue,            7/00 at 102           AAA        1,954,980
                   Series Q, 7.750%, 7/01/16 (Pre-refunded to 7/01/00)

     1,040,000   Rockford Public Schools, County of Kent, State of Michigan,             5/00 at 101        N/R***        1,105,000
                   1990 School Building and Site and Refunding Bonds (General
                   Obligation Bonds), 7.375%, 5/01/19 (Pre-refunded to 5/01/00)

       180,000   Saginaw-Midland Municipal Water Supply Corporation, State of            9/04 at 102          A***         209,921
                   Michigan, Water Supply Revenue Bonds (Limited Tax General
                   Obligation), Series 1992, 6.875%, 9/01/16 (Pre-refunded
                   to 9/01/04)

     7,000,000   Vicksburg Community Schools, Counties of Kalamazoo and               5/06 at 37 1/4           AAA        1,922,060
                   St. Joseph, State of Michigan, 1991 School Building and
                   Site Bonds, 0.000%, 5/01/20 (Pre-refunded to 5/01/06)
-----------------------------------------------------------------------------------------------------------------------------------
                 Utilities -- 3.3%

       400,000   Michigan Public Power Agency, Belle River Project Refunding             1/03 at 102           AA-          404,652
                   Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

     3,000,000   Michigan State South Central Power Agency, Power Supply System         11/04 at 102          BBB+        3,426,030
                   Revenue Refunding, 7.000%, 11/01/11

     3,500,000   Michigan State Strategic Fund, Limited Obligation Revenue               6/04 at 102           AAA        3,934,770
                   Refunding, Detroit Education Company, Series B, 6.450%,
                   6/15/24

Portfolio of Investments (Unaudited)

November 30, 1998

     Principal                                                                         Optional Call                         Market
        Amount   Description                                                             Provisions*     Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Utilities (continued)

$    1,000,000   Monroe County, Michigan, Economic Development Corporation,             No Opt. Call           AAA     $  1,283,270
                  Limited Obligation Revenue Refunding-Collateralized,
                  Detroit Edison Company, Series AA, 6.950%, 9/01/22

     1,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds            No Opt. Call           AAA        1,114,210
                  (The Detroit Edison Company Project), Series A-1994, 6.350%,
                  12/01/04 (Alternative Minimum Tax)

     4,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,             No Opt. Call           AAA        1,644,520
                  Series O, 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer -- 5.8%

                 City of Detroit, Michigan, Sewage Disposal System Revenue
                  Refunding Bonds, Series 1995-B:
     1,500,000    5.250%, 7/01/15                                                        7/05 at 101           AAA        1,548,570
    10,500,000    5.250%, 7/01/21                                                        7/05 at 101           AAA       10,684,590

     2,885,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,        7/07 at 101           AAA        2,867,082
                  Series 1997-A, 5.000%, 7/01/22

     1,570,000   City of Detroit, Michigan, Water Supply System Revenue Second          No Opt. Call           AAA        1,716,873
                  Lien Bonds, Series 1995-A, 5.550%, 7/01/12

     2,230,000   City of Detroit, Michigan, Water Supply System Revenue Second          No Opt. Call           AAA        2,438,615
                  Lien Bonds, Series 1995-B, 5.550%, 7/01/12

     1,000,000   City of Grand Rapids, Michigan, Sanitary Sewer System Improvement       1/00 at 102           AA-        1,058,358
                  Revenue Refunding Bonds,  Series 1990, 7.000%, 1/01/16
-----------------------------------------------------------------------------------------------------------------------------------
$  358,345,000   Total Investments -- (cost $315,710,985) -- 99.1%                                                      348,556,233
-----------------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities -- 0.9%                                                                    3,060,158
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets -- 100%                                                                                    $351,616,391
                 ==================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Flagship Ohio Municipal Bond Fund

November 30, 1998



 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Basic Materials - 0.3%

$1,650,000  Toledo, Lucas County, Ohio, Port Authority,        3/02 at 102           AA-        $1,831,434
             Port Revenue Refunding Facilities, Cargill
             Inc. Project, 7.250%, 3/01/22
----------------------------------------------------------------------------------------------------------
            Capital Goods - 0.2%

 1,335,000  Ohio Water Development Authority, Revenue          3/02 at 102           N/R         1,440,051
             Bonds, USA Waste Services, Series 1992,
             7.750%, 9/01/07 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------
            Education and Civic Organizations - 4.2%

 2,050,000  Miami University, Ohio, University Revenues       12/99 at 102            A+         2,150,184
             Bonds, 6.900%, 12/01/04

 3,500,000  State of Ohio, Education Loan Revenue Bonds,       6/07 at 102           AAA         3,632,090
             Series 1997A (Supplemental Student Loan
             Program), 1997A1, 5.850%, 12/01/19
             (Alternative Minimum Tax)

 1,750,000  State of Ohio (Ohio Higher Educational Facility   12/04 at 102           AAA         1,883,508
             Commission), Higher Educational Facility
             Revenue Bonds (University of Dayton 1994
             Project), 5.800%, 12/01/19

 2,025,000  State of Ohio (Ohio Higher Educational            12/03 at 102           AAA         2,286,428
             Facility Commission), Higher Educational
             Facility Mortgage Revenue Bonds (University
             of Dayton 1992 Project), 6.600%, 12/01/17

 1,200,000  State of Ohio (Ohio Higher Educational             9/06 at 101           N/R         1,259,508
             Facility Commission), Higher Educational
             Facility Revenue Bonds (The University of
             Findlay 1996 Project), 6.125%, 9/01/16

 7,000,000  State of Ohio (Ohio Higher Educational             5/07 at 102           AAA         7,283,920
             Facility Commission), Higher Education
             Facility Revenue Bonds (Xavier University
             1997 Project), 5.375%, 5/15/22

            State of Ohio (Ohio Higher Educational Facility
             Commission), Higher Education Facility Revenue
             Bonds (Case Western Reserve University, Ohio):
 1,870,000   7.125%, 10/01/14                                 10/00 at 102            AA         2,025,023
   750,000   6.500%, 10/01/20                                 No Opt. Call            AA           905,408

 2,250,000  State of Ohio (Ohio Higher Educational             4/07 at 102            A2         2,411,978
             Facility Commission), Higher Education
             Facility Revenue Bonds (John Carroll
             University Project), 5.750%, 4/01/19

 4,250,000  University of Cincinnati (Ohio), General           6/07 at 100           AAA         4,396,455
             Receipts Bonds, Series AB, 5.375%, 6/01/20

1,230,000   Youngstown State University, Ohio, General        12/04 at 102           AAA         1,389,076
             Receipts Bonds, 6.000%, 12/15/16
----------------------------------------------------------------------------------------------------------
            Energy - 0.5%

 2,125,000  County of Ashtabula, Ohio, Industrial              5/02 at 102          Baa2         2,284,375
             Development Refunding Revenue Bonds, 1992
             Series A (Ashland Oil, Inc. Project),
             6.900%, 5/01/10

 1,000,000  Ohio Air Quality Development Authority, State      4/01 at 102          Baa1         1,068,580
             of Ohio, Air Quality Development Refunding
             Revenue Bonds, Series 1992 (Ashland Oil, Inc.
             Project), 6.850%, 4/01/10
----------------------------------------------------------------------------------------------------------
            Health Care - 14.9%

 1,250,000  County of Butler, Ohio, Hospital Facilities        1/02 at 102          BBB-         1,350,950
             Revenue Refunding and Improvement Bonds,
             Series 1991 (Fort Hamilton-Hughes Memorial
             Hospital Center), 7.500%, 1/01/10

             City of Cambridge, Ohio, Hospital Revenue
             Refunding Bonds, Series 1991 (Guernsey
             Memorial Hospital Project):

   500,000   8.000%, 12/01/06                                 12/01 at 102           BBB           550,850
 1,000,000   8.000%, 12/01/11                                 12/01 at 102           BBB         1,101,700

 1,500,000  County of Cuyahoga, Ohio, Hospital Improvement     1/06 at 102           AAA         1,584,240
             and Refunding Revenue Bonds, Series 1996A
             (University Hospitals Health System, Inc.
             Project), 5.625%, 1/15/26

 1,000,000  County of Cuyahoga, Ohio, Hospital Improvement     2/07 at 102           AAA         1,063,810
             and Refunding Revenue Bonds, Series 1997
             (The MetroHealth System Project), 5.625%,
             2/15/17

 2,000,000  Cuyahoga County, Ohio, Industrial Development      8/01 at 103           AAA         2,205,060
             Refunding Revenue Bonds, Series 1991
             (University Health Care Center Project),
             7.300%, 8/01/11

Portfolio of Investments (Unaudited)

November 30, 1998

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Health Care (continued)

$2,010,000  County of Erie, Ohio, Hospital Improvement and     1/02 at 102             A       $ 2,197,694
             Refunding Revenue Bonds, Series 1992 (Firelands
             Community Hospital Project), 6.750%, 1/01/08

            County of Franklin, Ohio, Hospital Refunding and
             Improvement Revenue Bonds, 1996 Series A (The
             Childrens Hospital Project):
 1,575,000   5.750%, 11/01/15                                 11/06 at 101            Aa         1,679,517
 5,275,000   5.875%, 11/01/25                                 11/06 at 101            Aa         5,656,594

            County of Franklin, Ohio, Hospital Revenue Bonds,
             Holy Cross Health Systems Corporation, Series
             1996:
   965,000   5.800%, 6/01/16                                   6/06 at 102            AA         1,032,849
 2,000,000   5.875%, 6/01/21                                   6/06 at 102            AA         2,173,380

 1,500,000  Franklin County, Ohio, Hospital Revenue            6/00 at 102           AAA         1,612,605
             Refunding Bonds (Holy Cross Health System-
             Mt. Carmel Health), Series 1990-A,
             7.625%, 6/01/09

            City of Garfield Heights, Ohio, Hospital
             Improvement and Refunding Revenue Bonds,
             Series 1992B (Marymount Hospital Project):
 3,000,000   6.650%, 11/15/11                                 11/02 at 102             A         3,292,620
 3,500,000   6.700%, 11/15/15                                 11/02 at 102             A         3,834,285

 3,000,000  County of Hamilton, Ohio, Hospital Facilities      1/03 at 102             A         3,273,870
             Revenue Refunding Bonds, Series 1992A
             (Bethesda Hospital, Inc.), 6.250%, 1/01/12

 1,720,000  Franciscan Sisters of the Poor Health System,      7/02 at 102          Baa1         1,853,696
             Inc., Hamilton County, Ohio, Health System
             Revenue Bonds, Providence Hospital Issue,
             Series 1992, 6.875%, 7/01/15

 7,890,000  County of Lorain, Ohio, Hospital Revenue          11/05 at 102           AAA         8,074,784
             Refunding, Emh Regional Medical Center,
             5.375%, 11/01/21

 2,220,000  County of Lorain, Ohio, Hospital Facilities        9/07 at 102           AAA         2,329,180
             Revenue Bonds, Series 1997B (Catholic
             Healthcare Partners), 5.500%, 9/01/27

 1,000,000  County of Lucas, Ohio, Hospital Improvement        8/00 at 102           AAA         1,068,500
             Revenue Bonds, Series 1990A (St. Vincent
             Medical Center), 6.750%, 8/15/20

 3,000,000  County of Lucas, Ohio, Hospital Improvement        8/02 at 102           AAA         3,309,330
             Revenue Bonds, Series 1992 (St. Vincent Medical
             Center), 6.500%, 8/15/12

   500,000  Mansfield, Hospital Improvement Revenue           12/01 at 102           AAA           547,050
             (Mansfield General Hospital),
             6.700%, 12/01/09

 2,000,000  County of Marion, Ohio, Hospital Refunding and     5/06 at 102          BBB+         2,199,700
             Improvement Revenue Bonds, Series 1996 (The
             Community Hospital), 6.375%, 5/15/11

 1,250,000  Maumee Hospital Facilities Revenue (St. Lukes     12/04 at 102           AAA         1,372,175
             Hospital), 5.800%, 12/01/14

 4,405,000  County of Miami, Ohio, Hospital Facilities         5/06 at 102           BBB         4,711,324
             Revenue Refunding and Improvement Bonds,
             Series 1996A (Upper Valley Medical Center),
             6.250%, 5/15/16

 4,205,000  County of Miami, Ohio, Hospital Facilities         5/06 at 102           BBB         4,497,416
             Revenue Refunding and Improvement Bonds,
             Series 1996C (Upper Valley Medical Center),
             6.250%, 5/15/13

 4,000,000  City of Middleburg Heights, Ohio, Hospital         8/08 at 102           AAA         4,313,120
             Improvement Refunding Revenue Bonds,
             Series 1995 (Southwest General Health
             Center Project), 5.625%, 8/15/15

 2,000,000  City of Middleburg Heights, Ohio, Hospital         8/08 at 102           AAA         2,156,420
             Improvement Refunding Revenue Bonds,
             Series 1995 (Southwest General Health
             Center Project), 5.750%, 8/15/21

11,000,000  County of Montgomery, Ohio, Health System          1/08 at 102          Baa1        11,126,940
             Revenue Bonds, Franciscan Medical Center
             Dayton Campus Issue, Series 1997,
             5.500%, 7/01/18

            County of Montgomery, Ohio, Hospital Facilities
             Revenue Refunding and Improvement Bonds, Series
             1996 (Kettering Medical Center):
 1,500,000   5.625%, 4/01/16                                   4/06 at 102           AAA         1,592,715
 7,000,000   6.250%, 4/01/20                                  No Opt. Call           AAA         8,298,430

 2,500,000  County of Montgomery, Ohio, Sisters of Charity     5/03 at 101           AAA         2,771,750
             Health Care, Series  1992A, 6.250%, 5/15/08

 2,790,000  City of Mount Vernon, Ohio, Hospital           6/99 at 101 1/2           N/R         2,851,603
             Refunding Revenue Bonds, Series 1986A
             (Knox Community Hospital), 7.875%, 6/01/12

 4,000,000 City of Parma, Ohio, Hospital Improvement and      11/08 at 101            A-         4,045,480
             Refunding Revenue Bonds, Series 1998 (The
             Parma Community Hospital Association),
             5.375%, 11/01/29

 Principal                                                    Optional Call                          Market
    Amount   Description                                        Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------
             Health Care (continued)

$ 1,725,000  County of Shelby, Ohio, Hospital Facilities        9/02 at 102           BBB       $ 1,918,580
              Revenue Refunding and Improvement Bonds,
              Series 1992 (The Shelby County Memorial
              Hospital Association), 7.700%, 9/01/18

  2,750,000  County of Trumbull, Ohio, Hospital Refunding      11/01 at 102           AAA         3,038,310
              and Improvement Revenue Bonds, Series 1991
              (Trumbell Memorial Hospital Project), Series
              1991B, 6.900%, 11/15/12

    750,000  County of Tuscarawas, Ohio, Hospital Facilities   10/03 at 102          Baa2           801,855
              Revenue Bonds, Series 1993A (Union Hospital
              Project), 6.500%, 10/01/21
-----------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.1%

  1,600,000  Butler County, Ohio, Multifamily Housing           9/08 at 103           N/R         1,614,992
              Revenue Bonds, Series 1998 (Anthony Wayne
              Apartments Project), 6.500%, 9/01/30
              (Alternative Minimum Tax)

  1,150,000  County of Clark, Ohio, Multifamily Housing        11/08 at 103           N/R         1,153,968
              Revenue Bonds (Church of God Retirement Home),
              Series 1998, 6.250%, 11/01/30 (Alternative
              Minimum Tax)

 16,160,000  County of Franklin, Ohio, Mortgage Revenue        10/07 at 103           Aaa        16,654,496
              Bonds, Series 1997 (GNMA Collateralized -
              Columbus Properties Project), 5.600%, 4/20/39
              (Alternative Minimum Tax)

  6,200,000  Hamilton County, Multifamily Housing Revenue       1/07 at 102           AAA         6,464,988
              Bonds (Huntington Meadows Project), Series 1997,
              5.700%, 1/01/27 (Alternative Minimum Tax)

  2,800,000  Ohio Capital Corporation for Housing, Mortgage    11/02 at 100           AAA         2,843,288
              Revenue Refunding Bonds (FHA Section 8 Assisted
              Project), Series 1997C, 5.700%, 1/01/24

  6,000,000  Ohio Capital Corporation for Housing, Mortgage     1/02 at 100           AAA         6,031,860
              Revenue Refunding Bonds, Series 1998A (FHA
              Insured Mortgage Loans - Section 8 Assisted
              Projects), 5.300%, 1/01/24

             Ohio Capital Corporation for Housing,
             Multifamily Housing Refunding Revenue Bonds,
             Series 1989A:
    310,000   7.500%, 11/01/11                                 11/99 at 103           AAA           323,253
  1,215,000   7.600%, 11/01/23                                 11/99 at 103           AAA         1,266,941
-----------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.4%

  4,970,000  Ohio Housing Finance Agency, Residential           9/07 at 102           AAA         5,184,207
              Mortgage Revenue Bonds, 1996 Series B-3
              (Mortgage-Backed Securities Program),
              5.750%, 9/01/28 (Alternative Minimum Tax)

  5,435,000  Ohio Housing Finance Agency, Residential           9/07 at 102           AAA         5,669,249
              Mortgage Revenue Bonds, Series 1997C,
              5.750%, 9/01/28 (Alternative Minimum Tax)

  4,005,000  Ohio Housing Finance Agency, Residential           3/08 at 101           AAA         4,140,529
              Mortgage Revenue Bonds, 1997 Series D-1
              (Mortgage-Backed Securities Program),
              5.500%, 3/01/19 (Alternative Minimum Tax)

  1,990,000  Ohio Housing Finance Agency, Residential           9/04 at 102           AAA         2,128,046
              Mortgage Revenue Bonds, Series 1994-A1
              (GNMA Mortgage-Backed Securities Program),
              6.100%, 9/01/14

  5,255,000  Ohio Housing Finance Agency, Residential           9/04 at 102           AAA         5,666,309
              Mortgage Revenue Bonds, Series 1994-B1,
              6.375%, 9/01/14

 12,965,000  Ohio Housing Finance Agency, Residential           9/07 at 102           AAA        13,935,301
              Mortgage Revenue Bonds, Series 1997A,
              6.150%, 3/01/29 (Alternative Minimum Tax)

    495,000  Ohio Housing Finance Agency, Single                3/00 at 102           AAA           515,364
              Family Mortgage Revenue Bonds (GNMA Mortgage-
              Backed Securities Program), 1990 Series A,
              7.400%, 9/01/15

             Ohio Housing Finance Agency, Single Family
              Mortgage Revenue Bonds (GNMA Mortgage-Backed
              Securities Program), 1990 Series D:
    520,000   7.500%, 9/01/13                                   9/00 at 102           AAA           549,593
    260,000   7.050%, 9/01/16                                   9/01 at 102           AAA           275,436
-----------------------------------------------------------------------------------------------------------
             Industrial/Other - 0.4%

  2,860,000  Cleveland-Cuyahoga County Port Authority           5/08 at 102           N/R         2,795,822
              (Ohio), Development Revenue Bonds (Port of
              Cleveland Bond Fund-Jergens, Inc., Project),
              Series 1998A, 5.375%, 5/15/18
              (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
             Long Term Care - 2.9%

  4,030,000  County of Cuyahoga, Ohio, Health Care              6/00 at 100           N/R         4,283,930
              Facilities Revenue Bonds, Series 1990
              (Altenheim Project), 9.280%, 6/01/15

  2,500,000  Fairlawn, Ohio, Health Care Facilities            10/99 at 102           N/R         2,607,600
              Revenue Bonds, Series 1989 (The Village
              at Saint Edward Project), 8.750%, 10/01/19

Portfolio of Investments (Unaudited)
Nuveen Flagship Ohio Municipal Bond Fund (continued)
November 30, 1998

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Long Term Care (continued)

$1,500,000  County of Franklin, Ohio, Health Care              7/03 at 102           N/R        $1,532,370
             Facilities Revenue Bonds, Series 1993 (Ohio
             Presbyterian Retirement Services), 6.500%,
             7/01/23

 3,120,000  County of Franklin, Ohio, Health Care Facilities  11/05 at 102           Aa2         3,336,809
             Revenue Bonds, Series 1995 (Heinzerling
             Foundation), 6.200%, 11/01/20

 1,350,000  County of Franklin, Ohio, Hospital Facilities      7/01 at 103           N/R         1,497,501
             Mortgage Revenue Bonds, 1991 Series A (Ohio
             Presbyterian Retirement Services), 8.750%,
             7/01/21

   660,000  County of Franklin, Hospital Revenue Refunding     8/00 at 102           N/R           686,433
             FHA Insured Mortgage Loan (Worthington
             Christian Village Nursing Home), 7.000%,
             8/01/16

            County of Hamilton, Ohio, Health Care
             Facilities Revenue Bonds, Series 1998A (Twin
             Towers):
 1,000,000   5.125%, 10/01/18                                 10/08 at 101             A           993,770
 1,250,000   5.125%, 10/01/23                                 10/08 at 101             A         1,229,050

            County of Marion, Ohio, Health Care Facilities
             Refunding and Improvement Revenue Bonds,
             Series 1993 (United Church Homes, Inc.
             Project):
 1,250,000   6.375%, 11/15/10                                 11/03 at 102          BBB-         1,328,863
   750,000   6.300%, 11/15/15                                 11/03 at 102          BBB-           794,490

 2,155,000  City of Napoleon, Ohio, Health Care Facilities     9/04 at 102            Aa         2,387,632
             Mortgage Revenue Refunding Bonds, Series 1994
             (The Lutheran Orphans and Old Folks Home
             Society at Napoleon, Ohio, Inc.-FHA Insured
             Project), 6.875%, 8/01/23
----------------------------------------------------------------------------------------------------------
            Tax Obligation/General -- 16.9%

            Adams County/Ohio Valley School District,
             Counties of Adams and Highland, Ohio,
             School Improvement Unlimited Tax General
             Obligation Bonds Series 1995:
 6,000,000   7.000%, 12/01/15                                 No Opt. Call           AAA         7,607,520
 9,500,000   5.250%, 12/01/21                                 12/05 at 102           AAA         9,694,655

 3,955,000  City of Akron, Ohio, General Obligation Bonds,    12/04 at 102           AAA         4,554,855
             Various Purpose Improvement Bonds, Series
             1994 (Limited Tax), 6.750%, 12/01/14

            Anthony Wayne Local School District, Lucas,
             Wood and Fulton Counties, Ohio, School
             Facilities Construction and Improvement Bonds:
   600,000   0.000%, 12/01/13                                 No Opt. Call           AAA           294,936
 2,850,000   5.750%, 12/01/24                                 12/05 at 101           AAA         3,066,287

 1,000,000  Archbold Area Local School District, General      12/06 at 102           AAA         1,112,810
             Obligation Bonds (Unlimited Tax), Series 1996,
             6.000%, 12/01/21

 1,000,000  Aurora City School District, Ohio, General        12/05 at 102           AAA         1,085,000
             Obligation (Unlimited Tax), School
             Improvement Bonds, Series 1995, 5.800%,
             12/01/16

 2,905,000  Board of Education, Batavia Local School          12/05 at 102           AAA         3,372,008
             District, County of Clermont, Ohio, School
             Improvement Bonds, Series 1995 (Unlimited Tax),
             6.300%, 12/01/22

 1,000,000  Board of Education, Beavercreek Local School
             District, County of Greene, Ohio, School         No Opt. Call           AAA         1,222,760
             Improvement Bonds, Series 1996 (Unlimited
             Tax General Obligation), 6.600%, 12/01/15

 2,500,000  Buckeye Valley Local School District, Ohio,       No Opt. Call           AAA         3,128,250
             General Obligation (Unlimited Tax) Bonds,
             School Improvement Bonds, Series 1995A,
             6.850%, 12/01/15

            Chesapeake-Union Exempt Village School
             District, Ohio, General Obligation Bonds
             Series 1986:
   125,000   8.500%, 12/01/04                                 No Opt. Call           N/R           152,111
   125,000   8.500%, 12/01/05                                 No Opt. Call           N/R           155,131
   125,000   8.500%, 12/01/06                                 No Opt. Call           N/R           157,763
   125,000   8.500%, 12/01/07                                 No Opt. Call           N/R           160,233
   125,000   8.500%, 12/01/08                                 No Opt. Call           N/R           162,504
   130,000   8.500%, 12/01/09                                 No Opt. Call           N/R           170,863

 4,745,000  City of Cleveland, Ohio, Various Purpose          11/04 at 102           AAA         5,508,755
             General Obligation Bonds, Series 1994,
             6.625%, 11/15/14

   550,000  County of Columbiana, Ohio, County Jail           12/04 at 102            AA           639,287
             Facilities Construction Bonds (General
             Obligation-Unlimited Tax), 6.600%, 12/01/17

   Principal                                                                         Optional Call                           Market
      Amount   Description                                                             Provisions*     Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
            Tax Obligation/General (continued)

$1,500,000  City of Columbus, Franklin County, Ohio, General Obligation Refunding      1/02 at 102           Aaa       $  1,643,070
             Bonds, Series 1992B, 6.500%, 1/01/10

            City of Columbus, Franklin County, Ohio, General Obligation Bonds:
   590,000   9.375%, 4/15/06                                                          No Opt. Call           AAA            786,747
   500,000   9.375%, 4/15/07                                                          No Opt. Call           AAA            683,620

 1,000,000  County of Cuyahoga, Ohio, General Obligation Various Purpose              No Opt. Call           AA+          1,074,300
             Refunding Bonds, Series 1993B (Limited Tax Obligation),
             5.250%, 10/01/13

 1,345,000  County of Cuyahoga, Ohio, General Obligation Bonds                        No Opt. Call           AA+          1,489,413
             (Limited Tax Obligation), 5.650%, 5/15/18

   200,000  City of Dayton, Ohio, General Obligation Bonds (Three Issues),            No Opt. Call            A+            212,002
             Limited Tax, 10.500%, 10/01/99

   750,000  City of Defiance, Ohio, Waterworks System Improvement Bonds,              12/04 at 102           AAA            839,063
             Series 1994, 6.200%, 12/01/20

            Delaware City School District, Delaware County, Ohio,
             School Facilities Construction and Improvement Bonds
              (General Obligation-Unlimited Tax):
 1,000,000   0.000%, 12/01/10                                                         No Opt. Call           AAA            586,860
 1,000,000   0.000%, 12/01/11                                                         No Opt. Call           AAA            554,280

 2,010,000  City of Dublin, Ohio, General Obligation Bonds, Various Purpose           12/09 at 101           Aa2          2,105,837
             Refunding and Improvement Bonds, Series 1998A, 5.250%, 12/01/14

   250,000  East Holmes Local School District, Ohio, School Improvement               12/98 at 102           AAA            255,893
             Refunding Bonds, General Obligation-Unlimited Tax, 7.700%, 12/01/08

 1,110,000  City of Fairborn, Ohio, General Obligation Bonds, Utility                 10/02 at 102           AAA          1,249,083
             Improvement Bonds, Series 1991, 7.000%, 10/01/11

 4,040,000  County of Franklin, Ohio, Refunding Bonds, Series 1993                    12/08 at 102           AAA          4,259,534
             (Limited Tax General Obligation Bonds), 5.375%, 12/01/20

 1,575,000  Garaway Local School District, Ohio, School Improvement Bonds,            12/00 at 102           AAA          1,706,040
             Series 1990 (General Obligation-Unlimited Tax Bonds),
             7.200%, 12/01/14

   620,000  County of Geauga, Ohio, General Obligation (Limited Tax), Sewer           No Opt. Call           Aa2            759,494
             District Improvement Bonds (Bainbridge Water Project),
             6.850%, 12/01/10

 1,000,000  Grandview Heights City School District, Franklin County, Ohio,            12/05 at 101            AA          1,096,520
             School Facilities Construction and Improvement Bonds (General
             Obligation-Unlimited Tax), 6.100%, 12/01/19

 1,000,000  Highland Local School District, Morrow and Delaware Counties,             12/07 at 102           AAA          1,096,050
             Ohio, School Facilities Construction and Improvement Bonds
             (General Obligation-Unlimited Tax), 5.875%, 12/01/19

 1,000,000  Huron County, Ohio, Correctional Facility Bonds (Limited Tax              12/07 at 102           AAA          1,106,380
             General Obligation), 5.850%, 12/01/16

 1,000,000  Indian Valley Local School District, Ohio, General Obligation             12/05 at 102           AAA          1,080,660
             (Unlimited Tax), School Improvement Bonds, Series 1995, 5.750%,
             12/01/19

 1,200,000  County of Jefferson, Ohio, Human Services Building Construction           12/01 at 102           AAA          1,325,352
             Bonds, Series 1991 (General Obligation-Limited Tax), 6.625%,
             12/01/14

 1,885,000  City of Kent, Ohio, General Obligation (Limited Tax) Sewer System         12/02 at 102           Aa3          2,096,723
             Improvement Refunding Bonds, Series 1992, 6.500%, 12/01/10

 1,070,000  Kettering Ohio, Series 1991, Limited Tax Issue, 6.650%, 12/01/12          12/01 at 102           Aa3          1,173,116

 1,000,000  Kettering City School District (Ohio), General Obligation                 12/05 at 101           AAA          1,018,630
             Bonds-Unlimited Tax, 5.250%, 12/01/22

   500,000  Kings Local School District, General Obligation (Unlimited Tax)-          12/05 at 100           AAA            523,180
             School Improvement Bonds, Series 1995, 5.500%, 12/01/21

   500,000  Kirtland Local School District, Ohio, School Improvement Bonds,           12/99 at 102           N/R            528,530
             Series 1989, General Obligation-Unlimited Tax Bonds, 7.500%, 12/01/09

 1,000,000  Lakeview, Ohio, Local School District General Obligation Bonds,           12/04 at 102           AAA          1,178,520
             6.900%, 12/01/14

 1,440,000  Lakewood, Ohio, Series 1995B, 5.750%, 12/01/15                            12/05 at 102           Aa3          1,546,128

33

Portfolio of Investments (Unaudited)

November 30, 1998


 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Tax Obligation/General (continued)

$1,000,000  Lakota Local School District, County of Butler,   12/05 at 100           AAA       $ 1,132,260
             Ohio, School Improvement Unlimited Tax General
             Obligation Bonds, Series 1994, 6.125%, 12/01/17

            Logan County, Ohio, General Obligation Bonds:
   155,000   7.750%, 12/01/02                                 No Opt. Call             A           177,103
   155,000   7.750%, 12/01/03                                 No Opt. Call             A           181,424
   155,000   7.750%, 12/01/04                                 No Opt. Call             A           185,290
   155,000   7.750%, 12/01/05                                 No Opt. Call             A           188,926
   155,000   7.750%, 12/01/06                                 No Opt. Call             A           192,191

 1,000,000  County of Lucas, Ohio, General Obligation         12/02 at 102            A1         1,110,450
            (Limited Tax), Various Purpose Improvement
             Bonds, Series 1992, 6.650%, 12/01/12

 1,000,000  County of Lucas, Ohio, General Obligation         12/05 at 102           AAA         1,049,780
             (Limited Tax), Various Purpose Improvement
             Bonds,  Series 1995-1, 5.400%, 12/01/15

 1,000,000  County of Mahoning, Ohio, General Obligation      12/99 at 102           AAA         1,058,330
             Bonds, Various Purpose Improvement Bonds,
             Series 1989, Limited Tax, 7.200%, 12/01/09

   865,000  Marysville, Ohio, Exempt Village School           No Opt. Call           AAA           365,687
             District, General Obligation Bonds,
             0.000%, 12/01/16

 1,215,000  Mason City School District, Counties of Warren    12/09 at 101           Aa3         1,269,602
             and Butler, Ohio, School Improvement Unlimited
             Tax General Obligation Bonds, Series 1998,
             5.300%, 12/01/17

 2,500,000  North Canton City School District, Ohio, School   12/08 at 101           Aaa         2,514,575
             Improvement Refunding Bonds, Series 1998
             (General Obligation Unlimited Tax),
             5.000%, 12/01/19

 1,000,000  City of North Olmsted, Ohio, General Obligation   12/02 at 102           AAA         1,100,810
             (Limited Tax), Various Purpose Bonds, Series
             1992, 6.250%, 12/15/12

            North Royalton City School District, Ohio, School
            Improvement Bonds, Series 1994:
 2,200,000   6.000%, 12/01/14                                 12/09 at 102           AAA         2,526,458
 2,400,000   6.100%, 12/01/19                                 12/09 at 102           AAA         2,693,880

   600,000  Oak Hills, Ohio, Local School District, General   12/07 at 101           Aa3           641,760
             Obligation Bonds, Series 1997A, 5.700%, 12/01/25

 1,000,000  State of Ohio, Full Faith and Credit, General     No Opt. Call           AA+         1,154,140
             Obligation Infrastructure Improvement Bonds,
             Series 1994, 6.000%, 8/01/10

            Ohio State Infrastructure Improvement:
   750,000   6.200%, 8/01/13                                   8/05 at 102           AA+           858,413
 2,000,000   6.200%, 8/01/14                                   8/05 at 102           AA+         2,289,100

 7,640,000  Ohio State, College Savings Bonds,                No Opt. Call           AAA         3,815,263
             0.000%, 8/01/13

   500,000  Olmsted Falls, Ohio, Local School District,       12/01 at 102           AAA           558,610
             General Obligation Bonds, 7.050%, 12/15/11

 1,750,000  Pickerington Local School District, Fairfield     12/01 at 102            A1         1,916,758
             and Franklin Counties, Ohio, General Obligation
             Bonds (Pickerington Public Library Project-
             Unlimited Tax), 6.750%, 12/01/16

            Pickerington, Ohio, Local School District General
             Obligation Bonds:
   500,000   0.000%, 12/01/11                                 No Opt. Call           AAA           277,140
   500,000   0.000%, 12/01/13                                 No Opt. Call           AAA           245,780

 1,000,000  Revere Local School District, Ohio, School        12/03 at 102           AAA         1,102,200
             Improvement Bonds, Series 1993 (General
             Obligation-Unlimited Tax Bonds),
             6.000%, 12/01/16

 2,340,000  City of Stow, Ohio, Safety Center Construction    12/05 at 102            A1         2,590,825
             Bonds (General Obligation Limited Tax),
             6.200%, 12/01/20

 2,870,000  City of Strongsville, Ohio, Various Purpose       12/06 at 102           Aa3         3,127,468
             Improvement Bonds, Series 1996 (General
             Obligation-Limited Tax), 5.950%, 12/01/21

   540,000  County of Trumbull, Ohio, General Obligation      12/04 at 102           AAA           606,269
             Sewer Bonds, Series 1994, 6.200%, 12/01/14

 1,070,000  County of Trumbull, Ohio, Correctional            No Opt. Call           AAA         1,241,350
             Facilities Bonds, Series 1995 (General
             Obligation Limited Tax), 7.000%, 12/01/04

 1,320,000  Twinsburg, Ohio, City School District, General    12/01 at 102           AAA         1,447,090
             Obligation Bonds, 6.700%, 12/01/11

            Upper Arlington, Ohio, City School District,
            General Obligation Bonds:
 1,830,000   0.000%, 12/01/11                                 No Opt. Call           AAA         1,014,332
 1,870,000   0.000%, 12/01/12                                 No Opt. Call           AAA           977,056

 1,910,000  Vandalia, Ohio, General Obligation Bonds,
             5.850%, 12/01/21                                 12/06 at 101            Aa         2,057,280

   Principal                                                                         Optional Call                           Market
      Amount   Description                                                             Provisions*     Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$    750,000   West Geauga Local School District, Ohio, School Improvement Bonds,     11/04 at 102           AAA       $    831,315
                Series 1994 (General Obligation-Unlimited Tax), 5.950%, 11/01/12

   1,000,000   Woodridge, Ohio, Local School District, General Obligation Bonds,      12/04 at 102           AAA          1,108,810
                6.000%, 12/01/19

   1,425,000   Wooster City School District, Wayne County, Ohio, General Obligation   12/02 at 102           AAA          1,597,083
                Bonds Unlimited Tax), School Building Construction and Improvement,
                6.500%, 12/01/17

     300,000   Youngstown, Ohio, General Obligation Bonds, Limited Tax, Series 1994,  12/04 at 102           AAA            335,631
                6.125%, 12/01/14

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 6.7%

     500,000   County of Athens, Ohio, Community Mental Health Revenue Bonds, 1991     6/01 at 102           AA-            539,565
                Series I, 6.900%, 6/01/10

   6,000,000   City of Cleveland, Ohio, Certificates of Participation, Series 1997,   11/07 at 102           AAA          6,143,040
                Cleveland Stadium Project, 5.250%, 11/15/27

   5,000,000   County of Hamilton, Ohio, Sales Tax Bonds, Series 1998B, Hamilton       6/08 at 101           AAA          4,981,000
                County Football Project, 5.000%, 12/01/27

   1,500,000   Ohio State Building Authority (Juvenile Correctional Building),         9/04 at 102           AAA          1,710,990
                6.600%, 10/01/14

   1,100,000   Ohio State Department of Transportation, Certificates of                4/02 at 102           AAA          1,200,265
                Participation, Panhandle Rail Line Project, Series 1992A,
                6.500%, 4/15/12

  27,850,000   Puerto Rico Highway and Transportation Authority, Highway Revenue       7/16 at 100             A         30,060,176
                Bonds, Series Y of 1996, 5.500%, 7/01/36

   2,700,000   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,       No Opt. Call             A          2,929,392
                Series L, Guaranteed by the Commonwealth of Puerto Rico,
                5.500%, 7/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Technology - 0.2%

   1,000,000   County of Franklin, Ohio, Revenue Bonds, Series 1991 (OCLC Online       7/01 at 100           N/R          1,052,530
                Computer Library Center, Incorporated Project), 7.200%, 7/15/06

-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 4.3%

   9,840,000   City of Cleveland, Ohio, Airport System Revenue Bonds,                  1/08 at 101           AAA          9,752,719
                Series 1997A, 5.125%, 1/01/27 (Alternative Minimum Tax)

   8,500,000   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,       2/08 at 102           BBB          8,629,625
                Series 1998A (Emery Air Freight Corporation and Emery Worldwide
                Airlines, Inc.-Guarantors) (Non-AMT), 5.625%, 2/01/18

  11,000,000   State of Ohio, Turnpike Revenue Bonds, 1996 Series A, Issued by the    No Opt. Call           AAA         12,148,950
                Ohio Turnpike Commission, 5.500%, 2/15/26

-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 19.5%

   2,000,000   City of Athens (County of Athens, Ohio), Sanitary Sewer System         12/09 at 100          A***          2,347,300
                Mortgage Revenue Bonds, Series 1989, 7.300%, 12/01/14
                (Pre-refunded to 12/01/09)

   3,000,000   City of Barberton, Ohio, Hospital Facilities Revenue Bonds,             1/02 at 102        N/R***          3,352,470
                Series 1992 (The Barberton Citizens Hospital Company Project),
                7.250%, 1/01/12 (Pre-refunded to 1/01/02)

   2,790,000   City of Bedford, Ohio, Hospital Facilities Refunding Revenue Bonds,     5/00 at 102        N/R***          3,012,363
                Series 1990 (The Community Hospital of Bedford, Inc.),
                8.500%, 5/15/09 (Pre-refunded to 5/15/00)

   1,000,000   Canal Winchester Local School District, Franklin and Fairfield         12/01 at 102           AAA          1,117,440
                Counties, Ohio, General Obligation Bonds (Unlimited Tax),
                For School Facilities Construction and Improvement,
                7.100%, 12/01/13 (Pre-refunded to 12/01/01)

               County of Clermont, Ohio, Hospital Facilities Revenue Bonds,
                Series 1989 A (Mercy Health System, Province of Cincinnati):
   1,085,000    7.500%, 9/01/19 (Pre-refunded to 9/01/01)                              9/01 at 100           AAA          1,193,728
   3,660,000    7.500%, 9/01/19 (Pre-refunded to 9/01/99)                              9/99 at 102           AAA          3,850,320

               County of Clermont, Ohio, Sewer System Revenue Bonds, Series 1990,
                Clermont County Sewer District:
   1,000,000    7.250%, 12/01/11 (Pre-refunded to 12/01/00)                           12/00 at 102           AAA          1,092,180
   2,000,000    7.375%, 12/01/20 (Pre-refunded to 12/01/00)                           12/00 at 102           AAA          2,188,940

Portfolio of Investments (Unaudited)

November 30, 1998

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            U.S. Guaranteed (continued)

$3,700,000  County of Clermont, Ohio, Sewer System Revenue    12/01 at 102           AAA        $4,130,051
             Bonds, Series 1991, Clermont County Sewer
             District, 7.100%, 12/01/21 (Pre-refunded to
             12/01/01)

            City of Cleveland, Ohio, General Obligaton Bonds,
             Series 1988:
 1,010,000   7.500%, 8/01/08 (Pre-refunded to 2/01/03)         2/03 at 100           AAA         1,152,562
 1,010,000   7.500%, 8/01/09 (Pre-refunded to 2/01/03)         2/03 at 100           AAA         1,152,562

   500,000  City of Cleveland, Ohio, Various Purpose General   7/02 at 102           AAA           553,370
             Obligation Bonds, Series 1992, 6.375%, 7/01/12
             (Pre-refunded to 7/01/02)

   790,000  Board of Education of the Cleveland City School   12/01 at 102           Aaa           907,307
             District, Ohio, School Improvement Bonds,
             Series 1991 (General Obligation-Unlimited
             Tax Bonds), 8.250%, 12/01/08 (Pre-refunded
             to 12/01/01)

   920,000  City of Cleveland, Ohio, First Mortgage Revenue    1/02 at 102           AAA         1,011,586
             Refunding Bonds, Series F, 1992-B, 6.500%,
             1/01/11 (Pre-refunded to 1/01/02)

            City of Cleveland, Ohio, Waterworks Improvement
             and Refunding Revenue Bonds, 1st Mortgage
             Series 1996-H:
 2,280,000   5.750%, 1/01/21 (Pre-refunded to 1/01/06)         1/06 at 102           AAA         2,554,672
 5,795,000   5.750%, 1/01/26 (Pre-refunded to 1/01/06)         1/06 at 102           AAA         6,493,124

            County of Cuyahoga, Ohio, Hospital Revenue
             Bonds (Meridia Health System), Series 1995:
   250,000   6.250%, 8/15/14 (Pre-refunded to 8/15/05)         8/05 at 102           AAA           287,505
 5,500,000   6.250%, 8/15/24 (Pre-refunded to 8/15/05)         8/05 at 102           AAA         6,325,110

 1,250,000  Conversion and Remarketing of the County of       10/00 at 103        N/R***         1,370,438
             Cuyahoga, Ohio, Hospital Improvement Revenue
             Bonds (Deaconess Hospital of Cleveland
             Project), Series 1985B, 7.450%, 10/01/18
             (Pre-refunded to 10/01/00)

 1,000,000  County of Cuyahoga, Ohio, Hospital Revenue         1/99 at 102           AAA         1,024,560
             Improvement and Refunding Bonds, Series 1989 A
             (University Hospitals Health System, Inc.
             Project), 6.875%, 1/15/19 (Pre-refunded to
             1/15/99)

 4,000,000  County of Cuyahoga, Ohio, Hospital Facilities      8/99 at 102           Aaa         4,191,240
             Revenue Bonds, Series 1989
             (Fairview General Hospital), 7.375%, 8/01/19
             (Pre-refunded to 8/01/99)

 5,750,000  County of Cuyahoga, Ohio, Hospital Facilities      8/00 at 102           AAA         6,221,558
             Revenue Bonds, Series 1990 (Meridia
             Health System), 7.250%, 8/15/19 (Pre-refunded
             to 8/15/00)

 4,990,000  County of Cuyahoga, Ohio, Distribution System      6/99 at 102        N/R***         5,201,676
             Improvement Revenue Bonds, Series 1989
             (The Medical Center Company Project), 7.800%,
             6/01/09 (Pre-refunded to 6/01/99)

 1,000,000  City of Delphos, Ohio, Sewer System Mortgage       9/00 at 102           AAA         1,083,180
             Revenue Bonds, Series 1990, 7.250%, 9/01/20
             (Pre-refunded to 9/01/00)

 2,600,000  County of Erie, Ohio, Franciscan Services          1/99 at 102        N/R***         2,661,464
             Corporation Revenue Bonds, Series 1989A
             (Providence Hospital, Inc), 7.625%, 1/01/19
             (Pre-refunded to 1/01/99)

 1,500,000  City of Findlay, Ohio, General Obligation Bonds,   8/99 at 102        AA-***         1,570,035
             7.200%, 8/01/11 (Pre-refunded to 8/01/99)

 1,350,000  County of Franklin, Ohio, Hospital Facilities      5/00 at 102           AAA         1,448,010
             Improvement Revenue Bonds, Series 1990A
             (Riverside United Methodist Hospital Project),
             7.250%, 5/15/20 (Pre-refunded to 5/15/00)

 1,000,000  County of Franklin, Ohio, Hospital Facilities      5/00 at 102           AAA         1,077,830
             Refunding and Improvement Revenue Bonds,
             Series 1990B (Riverside United Methodist
             Hospital Project), 7.600%, 5/15/20
             (Pre-refunded to 5/15/00)

 1,000,000  Board of Education, Gahanna-Jefferson City        12/00 at 102        N/R***         1,088,760
             School District, Franklin County, Ohio,
             General Obligation Bonds, Series 1990A,
             7.125%, 12/01/14 (Pre-refunded to 12/01/00)

 1,495,000  County of Hamilton, Ohio, Judson Care Center   8/00 at 101 1/4        AA-***         1,616,708
             Nursing Home and Board and Care Project
             (FHA Insured Mortgage), 7.800%, 8/01/19
             (Pre-refunded to 8/01/00)

 1,000,000  Hudson Local School District, General             12/00 at 102         A1***         1,090,140
             Obligation-Unlimited Tax, 7.100%, 12/15/13
             (Pre-refunded to 12/15/00)

 1,000,000  Board of Education of the Hudson Local            12/00 at 102         A1***         1,090,970
             School District, Ohio, School Facilities
             Improvement Bonds, Series 1991A, 7.100%,
             12/15/14 (Pre-refunded to 12/15/00)

 1,000,000  Kent State University (A State University of       5/02 at 102           AAA         1,106,940
             Ohio), General Receipts Bonds, Series 1992,
             6.500%, 5/01/22

 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            U.S. Guaranteed (continued)

$1,500,000  City of Lorain, Ohio, Hospital Refunding          11/02 at 102         A1***       $ 1,722,045
             Revenue Bonds, Series 1992 (Lakeland
             Community Hospital, Inc.), 6.500%, 11/15/12

 1,500,000  County of Lucas, Ohio, Hospital Facilities        12/01 at 102        N/R***         1,712,820
             Revenue Bonds, Series 1991 (Flower Memorial
             Hospital), 8.125%, 12/01/11 (Pre-refunded
             to 12/01/01)

 2,000,000  County of Mahoning, Ohio, Hospital                No Opt. Call         A1***         2,028,080
             Improvement and Refunding Revenue Bonds,
             Series 1986 (St. Elizabeth Hospital Medical
             Center Project), 7.375%, 12/01/09

 4,250,000  County of Mahoning, Ohio, Hospital                10/02 at 100           AAA         4,602,113
             Improvement Revenue Bonds, Series 1991 (YHA,
             Inc. Project), Series 1991A, 7.000%,
             10/15/14 (Pre-refunded to 10/15/02)

 1,150,000  County of Marion, Ohio, Health Care               12/99 at 103        N/R***         1,246,359
             Facilities Revenue Bonds, Series 1990
             (United Church Homes, Inc.), 8.875%,
             12/01/12 (Pre-refunded to 12/01/99)

 1,000,000  The Board of Education of the Marysville          12/00 at 102           AAA         1,091,220
             Exempted Village School District, Union
             County, Ohio, School Improvement Bonds,
             General Obligation (Unlimited Tax), 7.200%,
             12/01/10 (Pre-refunded to 12/01/00)

 1,250,000  City of Marysville, Ohio, Water System            12/01 at 101           AAA         1,382,375
             Mortgage Revenue Bonds, Series 1991 7.050%,
             12/01/21 (Pre-refunded to 12/01/01)

 1,850,000  Massillon City School District, Ohio, General     12/00 at 102           AAA         2,018,757
             Obligation-Unlimited Tax Bonds, School
             Improvement Bonds, Series 1990, 7.200%,
             12/01/11 (Pre-refunded to 12/01/00)

 1,000,000  Board of Education of the Mentor Exempted         12/02 at 100           AAA         1,061,260
             Village School District, Ohio, Improvement
             Bonds, Series 1989 (General Obligation
             Bonds), 7.400%, 12/01/11 (Pre-refunded to
             12/01/02)

 3,000,000  City of Middleburg Heights, Ohio, Hospital         8/01 at 102           AAA         3,327,690
             Improvement Revenue Bonds, Series 1991
             (Southwest General Hospital Project),
             7.200%, 8/15/19 (Pre-refunded to 8/15/01)

            Ohio Housing Finance Agency Single Family
             Mortgage Revenue Bonds:
 6,460,000   0.000%, 1/15/15 (Pre-refunded to 1/15/11)     1/11 at 67 1/32           AAA         2,501,054
 5,700,000   0.000%, 1/15/15 (Pre-refunded to 7/15/11)    7/11 at 70 15/32           AAA         2,267,973

    20,000  Ohio Building Authority, State Facilities          4/03 at 100           AAA            23,759
             Refunding Bonds (Frank J. Lausche State
             Office Building), 1982 Series A, 10.125%,
             10/01/06 (Pre-refunded to 4/01/03)

 3,250,000  State of Ohio (Ohio Building Authority),           8/99 at 102           Aaa         3,405,090
             State Correctional Facilities Bonds, 1986
             Series A, 7.350%, 8/01/06 (Pre-refunded to
             8/01/99)

 1,000,000  State of Ohio, Ohio Higher Educational             5/00 at 100           AAA         1,054,980
             Facilities Commission (Ohio Northern
             University Project), 7.300%, 5/15/10
             (Pre-refunded to 5/15/00)

 1,900,000  Ohio State Public Facilities Commission,          11/99 at 102        Aa3***         1,970,395
             Higher Education Facilities Bonds, Series
             1989A, 7.250%, 5/01/04 (Pre-refunded to
             11/01/99)

 4,630,000  Ohio Water Development Authority, State of        No Opt. Call           AAA         5,217,084
             Ohio, Water Development Revenue Bonds, Pure
             Water 1990 Series I, 6.000%, 12/01/16

 1,000,000  Ottawa County, Ohio, Special Assessment            9/01 at 102           AAA         1,107,020
             Portage, Catawba Isle, 7.000%, 9/01/11
             (Pre-refunded to 9/01/01)

 1,000,000  City of Parma, Ohio, Various Purpose General      12/00 at 102          A***         1,099,100
             Obligation Bonds, Series 1990 (Limited Tax
             Obligation), 7.600%, 12/01/11 (Pre-refunded
             to 12/01/00)

 1,600,000  Pickerington, Ohio, Local School District,        12/00 at 102           AAA         1,748,800
             General Obligation Bonds, Series 1990B,
             7.250%, 12/01/13 (Pre-refunded to 12/01/00)

   700,000  Puerto Rico Commonwealth Highway Authority,        7/00 at 102           AAA           760,270
             Highway Revenue, Series Q, 7.750%, 7/01/10
             (Pre-refunded to 7/01/00)

 1,500,000  Puerto Rico Electric Power Authority, Power        7/01 at 102           Aaa         1,655,505
             Revenue Bonds, Series P, 7.000%, 7/01/21
             (Pre-refunded to 7/01/01)

 3,165,000  Reynoldsburg City School District, Ohio,          12/02 at 102           AAA         3,553,029
             General Obligation Bonds, School Building
             Construction and Improvement, 6.550%,
             12/01/17 (Pre-refunded to 12/01/02)

 1,200,000  Ridgemont Local School District, Ohio,            12/02 at 102        N/R***         1,369,896
             General Obligation (Unlimited Tax),
             School Improvement Bonds, Series 1992,
             7.250%, 12/01/14 (Pre-refunded to 12/01/02)

   605,000  Scioto County, Ohio, Human Services Building       8/01 at 101        N/R***           664,611
             Bonds, General Obligation Bonds 7.150%,
             8/01/11 (Pre-refunded to 8/01/01)

Portfolio of Investments (Unaudited)

Nuveen Flagship Ohio Municipal Bond Fund

November 30, 1998



 Principal                                                   Optional Call                          Market
    Amount  Description                                        Provisions*     Ratings**             Value
----------------------------------------------------------------------------------------------------------
            U.S. Guaranteed (continued)

$  750,000  Southwest Local School District, Ohio,            12/99 at 103           AAA        $  805,148
              Hamilton County, General Obligation Bonds,
              7.650%, 12/01/10 (Pre-refunded to 12/01/99)

 1,000,000  Sylvania, Ohio, City School District, General      6/02 at 102           AAA         1,112,220
              Obligation Bonds, 6.600%, 6/01/16
              (Pre-refunded to 6/01/02)
 1,000,000  University of Cincinnati, General Receipts        12/02 at 102         AA***         1,112,590
              Bonds, Series O, 6.300%, 6/01/12 (Pre-refunded
              to 12/01/02)

 4,775,000  County of Warren, Ohio, Hospital Facilities        7/01 at 102        Aa2***         5,273,606
              Improvement and Refunding Revenue Bonds,
              Series 1991 (Otterbein Home Project), 7.200%,
              7/01/11 (Pre-refunded to 7/01/01)

   750,000  County of Warren, Ohio, Waterworks System         12/02 at 102           AAA           843,338
              Revenue Bonds, Series 1992, Warren County
              Water District, 6.600%, 12/01/16 (Pre-
              refunded to 12/01/02)

 1,500,000  City of Warren, Ohio, General Obligation          11/00 at 102       BBB+***         1,647,480
              (Limited Tax), Sewerage System Improvement
              Bonds, Series 1990, 7.750%, 11/01/10 (Pre-
              refunded to 11/01/00)

 1,500,000  Washington County (Marietta Area Health Care       9/02 at 102       Baa1***         1,708,140
              Project), 7.375%, 9/01/12 (Pre-refunded
              to 9/01/02)

 1,500,000  Westerville, Minerva Park and Blendon, Ohio,       9/01 at 102           AAA         1,663,905
              Joint Township Hospital District (St. Anns
              Hospital Project), Series 1991A, 7.100%,
              9/15/21 (Pre-refunded to 9/15/01)
----------------------------------------------------------------------------------------------------------
            Utilities - 11.0%

            City of Cleveland, Ohio, Public Power System
              First Mortgage Revenue Bonds, Series 1994A:
 2,250,000    0.000%, 11/15/12                                No Opt. Call           AAA         1,178,033
 1,535,000    0.000%, 11/15/13                                No Opt. Call           AAA           756,141

10,685,000  City of Cleveland, Ohio, Public Power System      11/01 at 102           AAA        11,781,388
              Improvement, First Mortgage Revenue Bonds,
              Series 1991B, 7.000%, 11/15/17

 1,900,000  Cleveland Public Power System, 7.000%, 11/15/17   11/01 at 102           AAA         2,094,959

 4,900,000  City of Cleveland, Ohio, Public Power System,     11/06 at 102           AAA         4,882,213
              First Mortgage Revenue Refunding Bonds,
              Series 1996, Sub-Series 1, 5.000%, 11/15/24

 7,520,000  Ohio Municipal Electric Generation Agency          2/03 at 102           AAA         7,718,754
              (American Municipal Power-Ohio, Inc.),
              5.375%, 2/15/24

            Ohio Air Quality Development Authority, Revenue
              Bonds, 1985 Series A (Columbus Southern Power
              Company Project):
 1,750,000    6.375%, 12/01/20                                12/02 at 102           AAA         1,919,558
 7,000,000    6.250%, 12/01/20                                 6/03 at 102          Baa1         7,344,890

   750,000  Ohio Air Quality Development Authority,            7/99 at 102          Baa3           776,310
              Pollution Control Revenue Refunding Bonds,
              1989 Series B (Ohio Edison Company Project),
              7.625%, 7/01/23

 5,900,000  Ohio Air Quality Development Authority, Air        8/99 at 102          Baa1         6,101,485
              Quality Development Revenue Refunding Bonds
              (Ohio Power Company Project), Series B, 7.400%,
              8/01/09

 2,000,000  Ohio Air Quality Development Authority, Pollution  3/00 at 102           AAA         2,125,640
              Control Revenue Refunding Bonds, 1990 Series A
              (Ohio Edison Company Project), 7.450%, 3/01/16

15,000,000  Ohio Air Quality Development Authority, Air        9/05 at 102            A+        16,185,300
              Quality Development Revenue Refunding Bonds,
              1995 Series (The Dayton Power and Light
              Company Project), 6.100%, 9/01/30

 6,000,000  Ohio Air Quality Development Authority, Air        4/07 at 102           AAA         6,272,280
              Quality Development Revenue Bonds (JMG
              Funding, Limited Partnership Project) Series
              1997, 5.625%, 1/01/23 (Alternative Minimum
              Tax)

   500,000  Ohio Water Development Authority,                  8/02 at 102           AA-           538,590
              Collateralized Water Development
              Revenue Refunding Bonds, 1992 Series A
              (The Dayton Power and Light Company Project),
              6.400%, 8/15/27

 7,050,000  Ohio Water Development Authority, Pollution        7/99 at 102          Baa3         7,292,732
              Control Revenue (Ohio Edison Company),
              7.625%, 7/01/23

 1,545,000  Puerto Rico Electric Power Authority, Power       No Opt. Call          BBB+           623,763
              Revenue Bonds, Series O, 0.000%, 7/01/17

 Principal                                                    Optional Call                         Market
    Amount  Description                                         Provisions*    Ratings**             Value
----------------------------------------------------------------------------------------------------------
            Water and Sewer - 5.2%

            City of Bellefontaine, Sewer System, First
             Mortgage Revenue Refunding and Improvement
             Bonds (Bank Qualified):
$1,000,000    6.800%, 12/01/07                                 12/02 at 101         Baa1      $  1,080,130
 1,000,000    6.900%, 12/01/11                                 12/02 at 101         Baa1         1,084,490

 3,000,000  County of Butler, Ohio, Sewer System Revenue      12/06 at 101           AAA         3,068,010
             Bonds, Series 1996, 5.250%, 12/01/21

13,000,000  City of Cleveland, Ohio, Waterworks               No Opt. Call           AAA        14,183,520
             Improvement, First Mortgage Refunding
             Revenue Bonds, Series G, 1993,
             5.500%, 1/01/21

 5,000,000  City of Cleveland, Ohio, Waterworks Improvement    1/08 at 101           AAA         4,995,950
             and Refunding Revenue Bonds, Series I, 1998,
             5.000%, 1/01/28

            City of Cleveland, Ohio, Waterworks Improvement
             and Refunding Revenue Bonds, First Mortgage
             Series 1996-H:
    40,000   5.750%, 1/01/21                                   1/06 at 102           AAA            43,174
    55,000   5.750%, 1/01/26                                   1/06 at 102           AAA            59,216

    80,000  City of Cleveland, Ohio, Waterworks Revenue        1/02 at 102           AAA            87,078
             Refunding Bonds, First Mortgage Series F,
             1992-B, 6.500%, 1/01/11

 1,600,000  County of Greene, Ohio, Water System Revenue      12/07 at 102           AAA         1,798,830
             Bonds, Series 1996, 6.125%, 12/01/21

 2,200,000  City of Greenville, Ohio (Darke County),          12/02 at 102           AAA         2,432,650
             Wastewater System, First Mortgage Revenue
             Bonds, Series 1992 (Governmental Enterprise
             Revenue Bonds), 6.350%, 12/01/17

 1,000,000  City of Hamilton, Ohio, Water System Mortgage     10/01 at 102           AAA         1,085,610
             Revenue Bonds, 1991 Series A, 6.400%, 10/15/10

   795,000  City of Huber Heights, Ohio, Water System         No Opt. Call           AAA           279,472
             Revenue Bonds, Series 1995, 0.000%, 12/01/19

 1,000,000  County of Montgomery, Ohio, Water Revenue Bonds,  11/02 at 102           AAA         1,101,207
             Greater Moraine Beavercreek Sewer District,
             Series 1992, 6.250%, 11/15/17

 1,000,000  Mount Gilead, Ohio, Water System Revenue, First   12/02 at 102           N/R         1,078,868
             Mortgage Bonds, 7.200%, 12/01/17

 1,000,000  Ohio Water Development Authority, State of Ohio,   6/05 at 102           AAA         1,087,638
             Water Development Revenue Bonds, 1995 Fresh
             Water Series, 5.900%, 12/01/21

 2,000,000  Ohio Water Development Authority, State of Ohio,   6/08 at 101           AAA         2,008,618
             Water Development Revenue Bonds, Fresh Water
             Series 1998, 5.125%, 12/01/23

   750,000  Toledo, Ohio, Sewer System Revenue Mortgage       11/04 at 102           AAA           848,675
             Bonds, 6.350%, 11/15/17

   500,000  Toledo, Ohio, Waterworks Revenue Refunding        11/04 at 102           AAA           568,398
             Mortgage Bonds, 6.450%, 11/15/24
----------------------------------------------------------------------------------------------------------
$661,410,000 Total Investments - (cost $630,502,682) - 97.7%                                   690,345,315
=============---------------------------------------------------------------------------------------------
            Temporary Investments in Short-Term Municipal Securities - 1.0%

 5,500,000  County of Cuyahoga, Ohio, Hospital Revenue Bonds (The Cleveland       VMIG-1         5,500,000
             Clinic Foundation), Series 1997D, Variable Rate Demand Bonds,
             3.300%, 1/01/26+

 1,300,000  Ohio Air Quality Development Authority, State of Ohio, Air            VMIG-1         1,300,000
             Quality Development Revenue Refunding Bonds
             (The Cincinnati Gas and Electric Company Project),
             1995 Series A, Variable Rate Demand Bonds, 3.250%, 9/01/30+
----------------------------------------------------------------------------------------------------------
$6,800,000  Total Temporary Investments - 1.0%                                                   6,800,000
============----------------------------------------------------------------------------------------------
            Other Assets Less Liabilities - 1.3%                                                 9,795,026
            ----------------------------------------------------------------------------------------------
            Net Assets - 100%                                                                 $706,940,341
            ==============================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified marked index.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)

November 30,1998

                                                                        Kentucky  Kentucky Limited      Michigan          Ohio
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)       $498,596,440       $10,871,470  $348,556,233  $690,345,315
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                 --                --            --     6,800,000
Cash                                                                     862,106           121,498            --            --
Receivables:
  Interest                                                             7,137,471           160,021     5,383,364    12,932,218
  Investments sold                                                            --                --     1,985,000     1,469,863
  Shares sold                                                            683,708             8,473       160,722       786,710
Other assets                                                             188,893            22,544       185,500       272,986
------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                       507,468,618        11,184,006   356,270,819   712,607,092
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                --                --     2,888,315     2,857,663
Payables:
  Investments purchased                                                       --                --       987,010            --
  Shares redeemed                                                        698,286                 6       112,158       946,593
Accrued expenses:
  Management fees (note 6)                                               220,836             1,760       154,847       304,741
  12b-1 distribution and service fees (notes 1 and 6)                    100,501             2,682        78,200       115,946
  Other                                                                   92,415            13,699        24,470       165,041
Dividends payable                                                      1,001,333            12,909       409,428     1,276,767
------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                    2,113,371            31,056     4,654,428     5,666,751
------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                 $505,355,247       $11,152,950  $351,616,391  $706,940,341
==============================================================================================================================
Class A Shares (note 1)
Net assets                                                          $466,860,435       $ 8,147,214  $269,790,676  $482,218,847
Shares outstanding                                                    40,739,829           799,642    22,141,318    40,728,929
Net asset value and redemption price per share                      $      11.46            $10.19        $12.18        $11.84
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 2.50%, 4.20% and 4.20%, respectively,
  of offering price)                                                $      11.96            $10.45        $12.71        $12.36
==============================================================================================================================
Class B Shares (note 1)
Net assets                                                          $  6,554,245               N/A  $  6,057,441  $ 10,654,970
Shares outstanding                                                       571,833               N/A       496,660       900,492
Net asset value, offering and redemption price per share            $      11.46               N/A        $12.20        $11.83
==============================================================================================================================
Class C Shares (note 1)
Net assets                                                           $31,145,672        $2,987,159   $48,414,979  $ 48,820,003
Shares outstanding                                                     2,720,086           293,307     3,979,336     4,126,526
Net asset value, offering and redemption price per share             $     11.45        $    10.18   $     12.17  $      11.83
==============================================================================================================================
Class R Shares (note 1)
Net assets                                                           $   794,895        $   18,577   $27,353,295  $165,246,521
Shares outstanding                                                        69,511             1,827     2,245,528    13,958,412
Net asset value, offering and redemption price per share             $     11.44        $    10.17   $     12.18  $      11.84
==============================================================================================================================

N/A -- Kentucky Limited is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended November 30, 1998

                                                                           Kentucky   Kentucky Limited      Michigan         Ohio
---------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $14,220,259           $276,554   $10,031,519  $20,262,270
---------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                  1,324,915             25,132       934,196    1,845,357
12b-1 service fees--Class A (notes 1 and 6)                                 459,785              8,411       267,346      478,714
12b-1 distribution and service fees--Class B (notes 1 and 6)                 26,695                N/A        24,929       41,369
12b-1 distribution and service fees--Class C (notes 1 and 6)                111,322              7,541       176,369      179,076
Shareholders' servicing agent fees and expenses                             133,793             15,898        66,925      213,262
Custodian's fees and expenses                                                51,341              6,365        40,548       72,146
Trustees' fees and expenses (note 6)                                          3,273              1,250         1,461        6,320
Professional fees                                                            28,197              4,778        10,787       11,626
Shareholders' reports--printing and mailing expenses                         40,558              3,397        39,768       62,314
Federal and state registration fees                                           3,024              1,670        12,464       47,218
Other expenses                                                               15,157                224        12,877       20,820
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                               2,198,060             74,666     1,587,670    2,978,222
  Expense reimbursement (note 6)                                               (946)           (21,388)           --           --
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                              2,197,114             53,278     1,587,670    2,978,222
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    12,023,145            223,276     8,443,849   17,284,048
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)              529,074                 22       707,767      618,529
Net change in unrealized appreciation or depreciation of investments      2,498,653             76,785     2,467,106    5,560,995
---------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                 3,027,727             76,807     3,174,873    6,179,524
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $15,050,872           $300,083   $11,618,722  $23,463,572
=================================================================================================================================

N/A--Kentucky Limited is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)



                                                                             Kentucky                       Kentucky Limited
                                                                  -------------------------------   --------------------------------
                                                                  Six Months Ended     Year Ended   Six Months Ended      Year Ended
                                                                          11/30/98        5/31/98           11/30/98         5/31/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $ 12,023,145   $ 24,365,910        $   223,276    $   503,516
Net realized gain from investment
  transactions (notes 1 and 4)                                             529,074      2,172,160                 22         32,390
Net change in unrealized appreciation or
  depreciation of investments                                            2,498,653     14,097,294             76,785        204,860
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              15,050,872     40,635,364            300,083        740,766
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                              (11,348,062)   (22,954,811)          (175,582)      (409,988)
  Class B                                                                 (116,543)      (102,552)               N/A            N/A
  Class C                                                                 (654,899)    (1,254,173)           (51,826)       (94,041)
  Class R                                                                  (18,175)       (32,294)              (369)          (590)
From accumulated net realized gains from investment
  transactions:
  Class A                                                                       --     (1,984,678)                --             --
  Class B                                                                       --        (10,705)               N/A            N/A
  Class C                                                                       --       (120,396)                --             --
  Class R                                                                       --         (2,930)                --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (12,137,679)   (26,462,539)          (227,777)      (504,619)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                        31,533,618     47,501,865            909,884      3,676,589
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                   6,148,078     15,618,317            103,616        312,624
------------------------------------------------------------------------------------------------------------------------------------
                                                                        37,681,696     63,120,182          1,013,500      3,989,213
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                (20,156,681)   (48,645,223)        (1,353,493)    (3,818,637)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                          17,525,015     14,474,959           (339,993)       170,576
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   20,438,208     28,647,784           (267,687)       406,723
Net assets at the beginning of period                                  484,917,039    456,269,255         11,420,637     11,013,914
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                       $505,355,247   $484,917,039        $11,152,950    $11,420,637
====================================================================================================================================
Balance of undistributed (over-distributed) net investment
  income at end of period                                             $    (89,519)  $     25,015        $    (3,515)   $       986
====================================================================================================================================


N/A--Kentucky Limited is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

                                                                       Michigan                               Ohio
                                                         ------------------------------------   -----------------------------------
                                                         Six Months Ended          Year Ended   Six Months Ended         Year Ended
                                                                 11/30/98             5/31/98           11/30/98            5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                         $ 8,443,849        $ 16,864,427       $ 17,284,048       $ 35,243,212
Net realized gain from investment
  transactions (notes 1 and 4)                                    707,767           1,595,690            618,529          4,967,956
Net change in unrealized appreciation or
  depreciation of investments                                   2,467,106          10,225,980          5,560,995         16,619,119
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                     11,618,722          28,686,097         23,463,572         56,830,287
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                      (6,590,187)        (13,344,536)       (11,831,218)       (24,388,584)
  Class B                                                        (108,941)            (63,731)          (181,379)          (182,260)
  Class C                                                      (1,033,844)         (1,982,594)        (1,059,467)        (2,008,254)
  Class R                                                        (700,582)         (1,409,716)        (4,206,068)        (8,687,614)
From accumulated net realized gains from investment
  transactions:
  Class A                                                              --            (597,076)                --         (1,996,392)
  Class B                                                              --              (3,361)                --            (16,956)
  Class C                                                              --            (101,904)                --           (178,327)
  Class R                                                              --             (61,084)                --           (681,846)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
  shareholders                                                 (8,433,554)        (17,564,002)       (17,278,132)       (38,140,233)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                23,229,066         28,641,868         38,977,895         63,755,865
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                           2,988,780         10,647,679          8,155,791         24,926,989
-----------------------------------------------------------------------------------------------------------------------------------
                                                                26,217,846         39,289,547         47,133,686         88,682,854
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                        (17,851,213)       (37,642,403)       (35,876,914)       (83,801,938)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions                                                   8,366,633          1,647,144         11,256,772          4,880,916
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                      11,551,801         12,769,239         17,442,212         23,570,970
Net assets at the beginning of period                          340,064,590        327,295,351        689,498,129        665,927,159
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                               $351,616,391       $340,064,590       $706,940,341       $689,498,129
===================================================================================================================================
Balance of undistributed net investment income
  at end of period                                            $    106,940       $     96,645       $     42,229       $     36,313
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kentucky Municipal Bond Fund ("Kentucky"), the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Kentucky Limited"), the Nuveen Flagship Michigan Municipal Bond Fund ("Michigan") and the Nuveen Flagship Ohio Municipal Bond Fund ("Ohio") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Board of Trustees has determined that it is in the best interests of Kentucky Limited to be reorganized and combined with Kentucky. The reorganization is subject to the approval of the shareholders of Kentucky Limited at the shareholder meeting scheduled for April, 1999.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, Michigan had an outstanding when-issued purchase commitment of $987,010. There were no such outstanding purchase commitments in any of the other funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Kentucky, Michigan and Ohio also offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                Kentucky                                           Kentucky Limited
                           --------------------------------------------------    ---------------------------------------------------
                           Six Months Ended 11/30/98   Year Ended 5/31/98        Six Months Ended 11/30/98    Year Ended 5/31/98
                           --------------------------------------------------    ---------------------------------------------------
                           Shares         Amount       Shares        Amount       Shares         Amount       Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                  2,154,111   $ 24,621,064    3,217,301   $ 36,434,351       26,491    $  269,099      286,922  $ 2,892,341
 Class B                    196,943      2,248,423      323,485      3,657,888          N/A           N/A          N/A          N/A
 Class C                    398,498      4,552,006      639,620      7,226,085       62,847       638,286       76,327      769,248
 Class R                      9,832        112,125       16,255        183,541          245         2,499        1,495       15,000

Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    498,292      5,701,045    1,281,834     14,485,026        5,521        56,064       23,560      236,867
 Class B                      4,675         53,531        4,212         47,833          N/A           N/A          N/A          N/A
 Class C                     34,149        390,252       94,246      1,063,652        4,654        47,200        7,475       75,229
 Class R                        283          3,250        1,937         21,806           35           352           52          528
------------------------------------------------------------------------------------------------------------------------------------
                          3,296,783     37,681,696    5,578,890     63,120,182       99,793     1,013,500      395,831    3,989,213
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                 (1,532,417)   (17,504,249)  (3,866,440)   (43,715,326)    (120,551)   (1,221,426)    (316,310)  (3,201,570)
 Class B                     (4,842)       (55,420)      (1,809)       (20,440)         N/A           N/A          N/A           N/A
 Class C                   (227,522)    (2,596,906)    (434,290)    (4,909,457)     (13,035)     (131,963)     (61,079)    (617,067)
 Class R                         (9)          (106)          --             --          (10)         (104)          --          --
------------------------------------------------------------------------------------------------------------------------------------
                         (1,764,790)   (20,156,681)  (4,302,539)   (48,645,223)    (133,596)   (1,353,493)    (377,389)  (3,818,637)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)   1,531,993   $ 17,525,015    1,276,351   $ 14,474,959      (33,803)  $  (339,993)      18,442   $  170,576
====================================================================================================================================
N/A - Kentucky Limited is not authorized to issue Class B Shares.


                                                Michigan                                                Ohio
                           --------------------------------------------------    --------------------------------------------------
                           Six Months Ended 11/30/98   Year Ended 5/31/98        Six Months Ended 11/30/98    Year Ended 5/31/98
                           --------------------------------------------------    --------------------------------------------------
                           Shares         Amount       Shares        Amount       Shares         Amount       Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                  1,243,068   $ 15,074,575    1,390,245   $ 16,660,336    2,260,899  $ 26,641,983    3,219,388 $ 37,568,749
 Class B                    190,340      2,312,184      287,386      3,449,240      267,834     3,158,285      516,543    6,021,505
 Class C                    410,801      4,972,911      589,706      7,052,332      396,096     4,669,443      995,368   11,636,371
 Class R                     72,508        869,396      123,751      1,479,960      383,014     4,508,184      730,018    8,529,240

Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    176,834      2,144,540      678,487      8,087,898      407,200     4,800,687    1,424,465   16,558,328
 Class B                      3,578         43,483        2,834         34,056        7,108        83,807        9,946      116,135
 Class C                     27,717        335,737      127,033      1,512,300       32,878       387,188      139,502    1,619,985
 Class R                     38,302        465,020       84,732      1,013,425      244,539     2,884,109      569,608    6,632,541
-----------------------------------------------------------------------------------------------------------------------------------
                          2,163,148     26,217,846    3,284,174     39,289,547    3,999,568    47,133,686    7,604,838   88,682,854
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                 (1,115,170)   (13,520,672)  (2,418,756)   (28,925,631)  (2,229,600)  (26,304,956)  (4,938,984) (57,591,525)
 Class B                    (14,881)      (180,734)      (5,100)       (61,520)      (7,132)      (83,809)     (38,316)    (446,171)
 Class C                   (249,090)    (3,006,501)    (498,829)    (5,971,586)    (312,607)   (3,679,831)    (692,246)  (8,051,008)
 Class R                    (93,795)    (1,143,306)    (224,782)    (2,683,666)    (493,630)   (5,808,318)  (1,520,403) (17,713,234)
-----------------------------------------------------------------------------------------------------------------------------------
                         (1,472,936)   (17,851,213)  (3,147,467)   (37,642,403)  (3,042,969)  (35,876,914)  (7,189,949) (83,801,938)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                690,212   $  8,366,633      136,707   $  1,647,144      956,599  $ 11,256,772      414,889 $  4,880,916
===================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 21, 1998, to shareholders of record on December 9, 1998, as follows:

                                          Kentucky
                              Kentucky    Limited     Michigan        Ohio
--------------------------------------------------------------------------------
Dividend per share:
  Class A                       $.0465    $.0350     $.0500        $.0480
  Class B                        .0395       N/A      .0425         .0410
  Class C                        .0415     .0320      .0445         .0430
  Class R                        .0485     .0370      .0520         .0500
================================================================================
N/A - Kentucky Limited is not authorized to issue Class B Shares.

The following Funds also declared taxable distributions, which include capital gains and/or market discount, which were paid on December 7, 1998, to shareholders of record on December 2, 1998, as follows:

                       Kentucky  Michigan   Ohio
-------------------------------------------------
Taxable distributions
  per share:            $.0237    $.0565   $.0447
=================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1998, were as follows:

                                          Kentucky
                              Kentucky    Limited     Michigan        Ohio
--------------------------------------------------------------------------------
Purchases:
  Investments in municipal
   securities                $40,399,667  $     --   $27,054,181   $32,900,914
  Temporary municipal
   investments                22,550,000   650,000    12,300,000    32,400,000
Sales:
  Investments in municipal
   securities                 22,892,065   265,000    22,457,448    30,815,013
  Temporary municipal
   investments                24,550,000   650,000    12,300,000    25,600,000
================================================================================

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds' last fiscal year end, Kentucky Limited had unused capital loss carryforwards of $70,735 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $135 of the carryforward will expire in the year 2004 and $70,600 of the carryforward will expire in the year 2005.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1998, were as follows:

                                          Kentucky
                              Kentucky    Limited     Michigan        Ohio
--------------------------------------------------------------------------------
Gross unrealized:
  appreciation               $40,444,093  $402,845   $32,877,510   $59,849,151
  depreciation                        --    (4,997)      (32,262)       (6,518)
--------------------------------------------------------------------------------
Net unrealized appreciation  $40,444,093  $397,848   $32,845,248   $59,842,633
================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                                      Kentucky, Michigan & Ohio
 Average Daily Net Asset Value                                   Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
===============================================================================

                                                               Kentucky Limited
Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .4500 of 1%
For the next $125 million                                            .4375 of 1
For the next $250 million                                            .4250 of 1
For the next $500 million                                            .4125 of 1
For the next $1 billion                                              .4000 of 1
For net assets over $2 billion                                       .3750 of 1
===============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                         Kentucky
                              Kentucky    Limited   Michigan       Ohio
-----------------------------------------------------------------------
Commission advances           $207,531     $5,975   $179,242   $233,334
=======================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares, except for Kentucky Limited, during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, except for Kentucky Limited, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. Kentucky Limited is not authorized to issue Class B Shares. During the six months ended November 30, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                                        Kentucky
                                                                         Kentucky        Limited         Michigan            Ohio
------------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                $       59,709   $      1,849   $       64,040   $       91,526
====================================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 1998, as follows:

                                                                                        Kentucky
                                                                         Kentucky        Limited         Michigan             Ohio
------------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                      $        5,374   $        178   $        6,630   $       12,085
====================================================================================================================================

7.  Composition of Net Assets
At November 30, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                        Kentucky
                                                                         Kentucky        Limited         Michigan            Ohio
------------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                    $  463,802,902   $ 10,829,422   $  317,462,479   $  644,429,855

Balance of undistributed (over-distributed) net investment income         (89,519)        (3,515)         106,940           42,229

Accumulated net realized gain (loss) from investment transactions       1,197,771        (70,805)       1,201,724        2,625,624

Net unrealized appreciation of investments                             40,444,093        397,848       32,845,248       59,842,633
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $ 505,355,247   $ 11,152,950   $  351,616,391   $  706,940,341
====================================================================================================================================

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)             Investment Operations              Less Distributions
                              ---------------------------------   ---------------------------
                                                   Net
                                             Realized/                Net                        Ending
                  Beginning          Net    Unrealized            Invest-                           Net
Year Ended        Net Asset   Investment    Investment               ment    Capital              Asset         Total
May 31,               Value   Income (a)   Gain (Loss)    Total    Income       Gain    Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------
KENTUCKY**
Class A (5/87)
  1999 (d)           $11.39         $.28         $ .07    $ .35    $(.28)     $ --     $(.28)    $11.46          3.13%
  1998                11.05          .59           .38      .97     (.58)     (.05)     (.63)     11.39          9.00
  1997                10.82          .60           .24      .84     (.60)     (.01)     (.61)     11.05          7.87
  1996                10.99          .61          (.17)     .44     (.61)       --      (.61)     10.82          4.04
  1995                10.65          .61           .35      .96     (.62)       --      (.62)     10.99          9.42
  1994                11.06          .62          (.40)     .22     (.63)       --      (.63)     10.65          1.90
Class B (2/97)
  1999 (d)            11.39          .24           .07      .31     (.24)       --      (.24)     11.46          2.75
  1998                11.06          .50           .38      .88     (.50)     (.05)     (.55)     11.39          8.10
  1997 (c)            11.07          .17          (.01)     .16     (.17)       --      (.17)     11.06          1.47
Class C (10/93)
  1999 (d)            11.38          .25           .07      .32     (.25)       --      (.25)     11.45          2.86
  1998                11.04          .52           .39      .91     (.52)     (.05)     (.57)     11.38          8.43
  1997                10.81          .54           .24      .78     (.54)     (.01)     (.55)     11.04          7.29
  1996                10.99          .54          (.17)     .37     (.55)       --      (.55)     10.81          3.38
  1995                10.65          .55           .35      .90     (.56)       --      (.56)     10.99          8.82
  1994 (c)            11.46          .36          (.81)    (.45)    (.36)       --      (.36)     10.65         (5.88)*
Class R (2/97)
  1999 (d)            11.37          .29           .08      .37     (.30)       --      (.30)     11.44          3.24
  1998                11.03          .61           .39     1.00     (.61)     (.05)     (.66)     11.37          9.25
  1997 (c)            11.08          .20          (.04)     .16     (.21)       --      (.21)     11.03          1.42
---------------------------------------------------------------------------------------------------------------------
KENTUCKY LIMITED***
Class A (9/95)
  1999 (d)           $10.12         $.21         $ .07    $ .28    $(.21)    $  --     $(.21)    $10.19          2.80%
  1998                 9.92          .44           .20      .64     (.44)       --      (.44)     10.12          6.53
  1997                 9.79          .45           .12      .57     (.44)       --      (.44)      9.92          5.96
  1996 (c)             9.75          .31           .04      .35     (.31)       --      (.31)      9.79          5.45*
Class C (9/95)
  1999 (d)            10.12          .19           .06      .25     (.19)       --      (.19)     10.18          2.52
  1998                 9.92          .40           .20      .60     (.40)       --      (.40)     10.12          6.17
  1997                 9.79          .41           .13      .54     (.41)       --      (.41)      9.92          5.64
  1996 (c)             9.75          .29           .04      .33     (.29)       --      (.29)      9.79          5.12*
Class R (2/97)
  1999 (d)            10.10          .22           .07      .29     (.22)       --      (.22)     10.17          2.93
  1998                 9.92          .46           .18      .64     (.46)       --      (.46)     10.10          6.58
  1997 (c)             9.98          .15          (.10)     .05     (.11)       --      (.11)      9.92           .56
=====================================================================================================================

                                                         Ratios/Supplemental Data
                     ------------------------------------------------------------------------------------------------
                                                     Ratio of Net
                                         Ratio of      Investment            Ratio of        Ratio of Net
                                      Expenses to       Income to            Expenses          Investment
                                      Average Net     Average Net          to Average   Income to Average   Portfolio
Year Ended             Ending Net   Assets Before   Assets Before    Net Assets After    Net Assets After    Turnover
May 31,              Assets (000)   Reimbursement   Reimbursement   Reimbursement (a)   Reimbursement (a)        Rate
----------------------------------------------------------------------------------------------------------------------
KENTUCKY**
Class A (5/87)
    1999 (d)           $466,860               .85%*          4.89%*               .85%*              4.89%*          5%
    1998                451,338               .84            5.12                 .77                5.19           12
    1997                430,803               .99            5.20                 .75                5.44           13
    1996                410,808              1.02            5.19                 .71                5.50           17
    1995                394,457              1.04            5.49                 .68                5.85           28
    1994                369,495              1.03            5.15                 .58                5.60           12
Class B (2/97)
    1999 (d)              6,554              1.59*           4.13*               1.59*               4.13*           5
    1998                  4,273              1.59            4.33                1.54                4.38           12
    1997 (c)                544              1.59*           4.56*               1.39*               4.76*          13
Class C (10/93)
    1999 (d)             31,146              1.40*           4.34*               1.40*               4.34*           5
    1998                 28,630              1.39            4.57                1.33                4.63           12
    1997                 24,468              1.54            4.64                1.29                4.89           13
    1996                 20,647              1.57            4.63                1.27                4.93           17
    1995                 15,831              1.58            4.92                1.23                5.27           28
    1994 (c)             11,172              1.65*           4.39*               1.08*               4.96*          12
Class R (2/97)
    1999 (d)                795               .65*           5.09*                .65*               5.09*           5
    1998                    675               .64            5.31                 .58                5.37           12
    1997 (c)                455               .64*           5.62*                .49*               5.77*          13
----------------------------------------------------------------------------------------------------------------------
KENTUCKY LIMITED***
Class A (9/95)
    1999 (d)           $  8,147              1.25%*          3.70%*               .87%*              4.08%*         --%
    1998                  8,989              1.34            3.67                 .66                4.35           36
    1997                  8,870              1.68            3.37                 .53                4.52           56
    1996 (c)              8,389              1.67*           3.07*                .37*               4.37*          48
Class C (9/95)
    1999 (d)              2,987              1.60*           3.35*               1.22*               3.73*          --
    1998                  2,416              1.69            3.32                1.01                4.00           36
    1997                  2,144              2.00            3.03                 .84                4.19           56
    1996 (c)              1,767              1.98*           2.78*                .64*               4.12*          48
Class R (2/97)
    1999 (d)                 19              1.05*           3.90*                .67*               4.28*          --
    1998                     16              1.13            3.87                 .46                4.54           36
    1997 (c)                 --               .86*           4.87*                 --                5.73*          56
======================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky.

*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky Limited.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.

(d)  For the six months ended November 30, 1998.

           Financial Highlights (Unaudited) (continued)

           Selected data for a share outstanding throughout each period is as follows:


Class (Inception Date)             Investment Operations              Less Distributions
                              ---------------------------------   ---------------------------
                                                     Net
                                               Realized/                Net                        Ending
                                       Net    Unrealized            Invest-                           Net
Year Ended      Beginning Net   Investment    Investment               ment    Capital              Asset         Total
   May 31,        Asset Value   Income (a)   Gain (Loss)    Total    Income       Gain    Total     Value    Return (b)
-----------------------------------------------------------------------------------------------------------------------
MICHIGAN**
CLASS A (6/85)
    1999(d)         $ 12.07        $ .30         $ .11    $ .41   $ (.30)      $  --  $ (.30)   $ 12.18          3.43%
    1998              11.68          .61           .42     1.03     (.61)       (.03)   (.64)     12.07          8.95
    1997              11.37          .62           .31      .93     (.61)       (.01)   (.62)     11.68          8.42
    1996              11.59          .63          (.22)     .41     (.63)         --    (.63)     11.37          3.61
    1995              11.31          .65           .28      .93     (.65)         --    (.65)     11.59          8.57
    1994              11.77          .66          (.43)     .23     (.66)       (.03)+  (.69)     11.31          1.87

CLASS B (2/97)
    1999(d)           12.09          .26           .11      .37     (.26)         --    (.26)     12.20          3.04
    1998              11.70          .52           .42      .94     (.52)       (.03)   (.55)     12.09          8.12
    1997(c)           11.66          .17           .04      .21     (.17)         --    (.17)     11.70          1.86

CLASS C (6/93)
    1999(d)           12.06          .27           .11      .38     (.27)         --    (.27)     12.17          3.15
    1998              11.66          .54           .43      .97     (.54)       (.03)   (.57)     12.06          8.45
    1997              11.35          .55           .32      .87     (.55)       (.01)   (.56)     11.66          7.84
    1996              11.58          .56          (.22)     .34     (.57)         --    (.57)     11.35          2.96
    1995              11.30          .58           .28      .86     (.58)         --    (.58)     11.58          7.98
    1994(c)           11.86          .54          (.52)     .02     (.55)       (.03)+  (.58)     11.30           .19*

CLASS R (2/97)
    1999(d)           12.07          .31           .11      .42     (.31)         --    (.31)     12.18          3.53
    1998              11.68          .63           .42     1.05     (.63)       (.03)   (.66)     12.07          9.16
    1997(c)           11.66          .21           .02      .23     (.21)         --    (.21)     11.68          2.01
---------------------------------------------------------------------------------------------------------------------
OHIO***
CLASS A (6/85)
    1999(d)         $ 11.74        $ .29         $ .10    $ .39   $ (.29)      $  --  $ (.29)  $  11.84          3.37%
    1998              11.41          .60           .38      .98     (.60)       (.05)   (.65)     11.74          8.76
    1997              11.21          .61           .20      .81     (.61)         --    (.61)     11.41          7.38
    1996              11.43          .62          (.21)     .41     (.63)         --    (.63)     11.21          3.59
    1995              11.21          .64           .22      .86     (.64)         --    (.64)     11.43          7.99
    1994              11.59          .64          (.38)     .26     (.64)         --    (.64)     11.21          2.24

CLASS B (2/97)
    1999(d)           11.73          .25           .10      .35     (.25)         --    (.25)     11.83          3.01
    1998              11.41          .51           .38      .89     (.52)       (.05)   (.57)     11.73          7.89
    1997(c)           11.42          .17          (.01)     .16     (.17)         --    (.17)     11.41          1.45

CLASS C (8/93)
    1999(d)           11.73          .26           .10      .36     (.26)         --    (.26)     11.83          3.11
    1998              11.41          .54           .37      .91     (.54)       (.05)   (.59)     11.73          8.12
    1997              11.21          .55           .20      .75     (.55)         --    (.55)     11.41          6.80
    1996              11.43          .55          (.21)     .34     (.56)         --    (.56)     11.21          3.03
    1995              11.20          .57           .23      .80     (.57)         --    (.57)     11.43          7.50
    1994(c)           11.69          .46          (.49)    (.03)    (.46)         --    (.46)     11.20          (.17)*

CLASS R (2/97)
    1999(d)           11.73          .30           .11      .41     (.30)         --    (.30)     11.84          3.56
    1998              11.41          .62           .37      .99     (.62)       (.05)   (.67)     11.73          8.89
    1997(c)           11.42          .21          (.01)     .20     (.21)         --    (.21)     11.41          1.77

=====================================================================================================================

                                                         Ratios/Supplemental Data
                     ------------------------------------------------------------------------------------------------
                                                     Ratio of Net
                                         Ratio of      Investment            Ratio of        Ratio of Net
                                      Expenses to       Income to            Expenses          Investment
                                      Average Net    Average  Net          to Average   Income to Average   Portfolio
Year Ended             Ending Net   Assets Before   Assets Before    Net Assets After    Net Assets After    Turnover
May 31,              Assets (000)   Reimbursement   Reimbursement   Reimbursement (a)   Reimbursement (a)        Rate
---------------------------------------------------------------------------------------------------------------------
MICHIGAN**
CLASS A (6/85)
    1999(d)             $ 269,791             .85%*          4.94%*               .85%*              4.94%*         7%
    1998                  263,632             .84            5.11                 .84                5.11          13
    1997                  259,055             .97            5.21                 .85                5.33          34
    1996                  248,422            1.01            5.23                 .82                5.42          54
    1995                  250,380            1.03            5.59                 .80                5.82          37
    1994                  242,993            1.02            5.29                 .75                5.56          28

CLASS B (2/97)
    1999(d)                 6,057            1.60*           4.19*               1.60*               4.19*          7
    1998                    3,839            1.59            4.32                1.59                4.32          13
    1997(c)                   380            1.59*           4.52*               1.59*               4.52*         34

CLASS C (6/93)
    1999(d)                48,415            1.40*           4.39*               1.40*               4.39*          7
    1998                   45,690            1.39            4.56                1.39                4.56          13
    1997                   41,649            1.52            4.65                1.40                4.77          34
    1996                   41,365            1.56            4.67                1.37                4.86          54
    1995                   37,122            1.58            5.02                1.35                5.25          37
    1994(c)                30,042            1.61*           4.53*               1.25*               4.89*         28

CLASS R (2/97)
    1999(d)                27,353             .65*           5.14*                .65*               5.14*          7
    1998                   26,904             .64            5.31                 .64                5.31          13
    1997(c)                26,211             .65*           5.57*                .65*               5.57*         34
-----------------------------------------------------------------------------------------------------------------------------
OHIO***
CLASS A (6/85)
    1999(d)             $ 482,219             .85%*          4.95%*               .85%*              4.95%*         4%
    1998                  472,821             .85            5.15                 .85                5.15          15
    1997                  463,253             .96            5.32                 .89                5.39          17
    1996                  443,077            1.02            5.31                 .92                5.41          31
    1995                  445,566            1.03            5.70                 .95                5.78          31
    1994                  445,272            1.02            5.39                 .93                5.48           9

CLASS B (2/97)
    1999(d)                10,655            1.61*           4.20*               1.61*               4.20*          4
    1998                    7,422            1.61            4.39                1.61                4.39          15
    1997(c)                 1,649            1.60*           4.63*               1.60*               4.63*         17

CLASS C (8/93)
    1999(d)                48,820            1.40*           4.40*               1.40*               4.40*          4
    1998                   47,036            1.40            4.60                1.40                4.60          15
    1997                   40,713            1.51            4.77                1.44                4.84          17
    1996                   34,939            1.56            4.75                1.47                4.84          31
    1995                   28,461            1.58            5.13                1.50                5.21          31
    1994(c)                25,674            1.60*           4.65*               1.46*               4.79*          9

CLASS R (2/97)
    1999(d)               165,247             .65*           5.15*                .65*               5.15*          4
    1998                  162,220             .65            5.35                 .65                5.35          15
    1997(c)               160,312             .65*           5.65*                .65*               5.65*         17
=====================================================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.
*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio.
+ The amount shown includes a distribution in excess of capital gains of $.02 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.
(d) For the six months ended November 30, 1998.

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Building a Better Portfolio Can Make You a Successful Investor

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information


Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

       1898
   NUVEEN
       1998
OUR SECOND CENTURY
   helping investors sustain the wealth of a lifetime./SM/

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   www.nuveen.com

                                                                     VSA-5-11-98

     NUVEEN
     Municipal
     Bond Funds



     November 30, 1998

----------------------------------
     Semiannual Report
----------------------------------


     Dependable, tax-free income
     to help you keep more of
     what you earn.

[PHOTO APPEARS HERE]

     Kansas

     Missouri

     Wisconsin

Highlights

As of November 30, 1998
For Class A shares on net asset value


Credit Quality  Performance Highlights

Nuveen Flagship Kansas Municipal Bond Fund
[PIE CHART                . One-year total return of 7.71%
 APPEARS HERE]            . Outperformed Lipper Peer Group average and
                            paralleled the Lehman Brothers Municipal Bond Index
AAA/U.S. Guaranteed 45%     for one-year period
AA                  23%   . Good credit quality with 68% of the funds assets
A                   14%     invested in AAA or AA rated bonds
BBB/NR              18%

Nuveen Flagship Missouri Municipal Bond Fund
[PIE CHART                . One-year total return of 7.22%
 APPEARS HERE]            . Outperformed Lipper Peer Group average for one-year
                            period
AAA/U.S. Guaranteed 58%   . Good credit quality, with 68% of the funds assets
AA                  10%     invested in AAA or AA rated bonds
A                   13%
BBB/NR              21%

Nuveen Flagship Wisconsin Municipal Bond Fund
[PIE CHART                . One-year total return of 8.27%
 APPEARS HERE]            . Outperformed Lipper Peer Group average and
                            paralleled the Lehman Brothers Municipal Bond Index
AAA/U.S. Guaranteed 39%     for one-year period
AA                   4%   . Class A shares one-year total return ranked #2 out
A                   25%     of 74 funds in the Lipper States Municipal Debt
BBB/NR              33%     category, behind only the fund's R shares


Contents
1  Dear Shareholder
4  Nuveen Flagship Kansas Municipal
   Bond Fund Commentary and Overview
6  Nuveen Flagship Missouri
   Municipal Bond Fund Commentary and Overview
8 Nuveen Flagship Wisconsin Municipal Bond Fund Commentary and Overview 10 Portfolio of Investments
24 Statement of Net Assets
25 Statement of Operations
26 Statement of Changes in Net Assets
28 Notes to Financial Statements
33 Financial Highlights
36 Building Better Portfolios
37 Fund Information

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to report on the performance of your Nuveen Flagship Municipal Bond Fund for the 12 months ended November 30, 1998. Providing a high level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with the preservation of capital remains the primary investment objective for each of the funds covered in this report. In each case, we achieved this objective, illustrating once again that Nuveen tax-free mutual funds can provide an excellent investment option for income-oriented investors.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. The Federal Reserve intervened in an attempt to soften the impact of the financial crises by lowering short-term interest rates in September by a quarter of a point. Since that time, the Fed has twice again reduced rates, bringing the federal funds rate to 4.75%. As long-term interest rates fell to historic lows, investors were reminded of the importance of a well balanced portfolio and professional management. Despite the market volatility throughout the year, your Nuveen Flagship Municipal Bond Fund continued to provide attractive current market yields and after-tax total returns. Your fund represented a bright spot among fixed-income investments. In addition, the funds have maintained good levels of call protection, which provides a strong foundation for potentially stable income streams in the future. Looking ahead, we will continue to focus on new municipal bond issuance while leveraging our institutional position to buy and sell securities at competitive prices and identifying undervalued securities through proprietary market research.

Municipal Market Review

Over the past year, declining interest rates drove yields on 30-year

Treasuries to their lowest levels since 1977. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points from 5.36% to 5.10% compared with the 99-point drop, to 5.06%, in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at 100.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has climbed as high as 104%. For investors, this means that long-term municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities, before taxes are taken into account. On an after-tax basis, municipal bonds present an even more attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. Treasury securities increased. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of municipals, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first eleven months of 1998 saw over $255 billion of municipal issuance, up 28.4% over the same period in 1997. In terms of total issuance, this put 1998 on pace to be the second largest year on record.

"The key to taking advantage of the exceptional values currently available in the financial markets is the expertise of a market specialist, such as Nuveen Investment Advisory Services."

In addition, the continued strength of the U.S. economy brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the financial markets is the expertise of a market specialist, such as Nuveen Investment Advisory Services. To this end, Nuveen has assembled the Premier Advisers/SM/, a growing group of experts that can provide time-tested experience and insight in a variety of investment categories. In addition to Nuveen Investment Advisory Services, our Premier Adviser for tax-free investing, you can rely on our other Premier Advisers for equity investments, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. Over the past 100 years, Nuveen has evolved from a company that dealt with only municipal bonds into a nationally respected firm that handles a variety of investment options. I look forward to continuing this exciting journey. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 1999

Nuveen Flagship Kansas Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses the Nuveen Flagship Kansas Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.



What is the status of the Kansas economy and its municipal market?

Growth in Kansas' trade, service, and manufacturing sectors is beginning to challenge the historical dominance of agriculture within the state's economy. This improved diversification has helped boost economic performance recently, as have gains in aircraft manufacturing and the recovery of the agricultural sector. In addition, Kansas' unemployment rate remains low, and personal income continues to grow at a healthy rate.

The state's municipal bond issuance grew at a brisk pace in 1998. This was due to a variety of factors: low interest rates, expansive economic conditions, a growing infrastructure, and school financing needs. In fact, as of November 30, 1998, issuance was up 64% over 1997 levels and is expected to remain heavy for some time to come.

How did the Nuveen Flagship Kansas Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Kansas Municipal Bond Fund generated a total return on net asset value of 7.71%, equivalent to a taxable total return of 10.61% for investors in the combined 36.3% federal and state income tax bracket. That performance exceeded the 6.66% average annual total return posted by the Lipper Kansas Municipal Debt Peer Group* of 12 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

We spent the year trying to improve the fund's portfolio structure by adding bonds with higher coupons, good protection against calls, and attractive value relative to the larger market.

We sought out those securities in two ways. First, we looked to make new purchases in sectors offering bonds that our managers believe were not fully priced by the market. The fund's two largest sector allocations were healthcare bonds and limited tax obligation securities, which accounted for 20% and 19%, respectively, of the fund's investments, as of November 30, 1998. These sectors not only experienced some of the state's heaviest issuance volume, they performed well during the period and offered some opportunities to find value.

Second, we took advantage of the slightly wider yield spreads between higher and lower-rated securities. Typically, an investment-grade (at least BBB- rated) bond pays higher interest rates because of its lower credit rating. The bond's lower credit rating is rewarded in the form of a higher yield. Conversely, AAA rated securities pay lower interest rates due to the fact that there is less credit risk to the issue.

While searching for investment-grade securities, Nuveen's extensive research capabilities give us the ability to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield. In Kansas, we found attractive, lower-rated bonds in a number of sectors, although the fund's portfolio continues to be of very high quality, with 68% of its holdings rated AAA or AA.

Finding bonds with good call protection was also important. Call protection insulates investors from income erosion, especially in a declining interest rate environment. Regarding the Kansas fund, less than 10% of the portfolio is callable prior to 2002.

What is your outlook for the Nuveen Flagship Kansas Municipal Bond Fund?

We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

Housing bonds will be prime candidates for addition to the portfolio as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low level of interest rates.

We will also continue to work closely with Nuveen's research team to identify lower rated, investment-grade bonds that we believe will add yield to the portfolio without taking on undue credit risk.


* The Lipper Peer Group return represents the average annualized return of the 12 funds in the Lipper Kansas Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

     ---
     4

                  Nuveen Flagship Kansas Municipal Bond Fund

                  Performance Overview

                  As of November 30, 1998





-------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)
-------------------------------------------------


[BAR CHART APPEARS HERE]

12/97             .0435
 1/98             .0435
 2/98             .0435
 3/98             .0435
 4/98             .0435
 5/98             .0435
 6/98             .0435
 7/98             .0435
 8/98             .0435
 9/98             .0435
10/98             .0425
11/98             .0425


--------------------------------------------
Top 5 Sectors (as a % of total investments)
--------------------------------------------
Health Care                             20%
 ............................................
Tax Obligation (Limited)                19%
 ............................................
U.S. Guaranteed                         13%
 ............................................
Housing (Multifamily)                   11%
 ............................................
Basic Materials                         10%
--------------------------------------------


 ------------------------------------------------------------------------------
 Portfolio Statistics
 ------------------------------------------------------------------------------
 Share Class                             A          B         C           R
 ------------------------------------------------------------------------------
 Inception Date                       1/92       2/97      2/97        2/97
 ..............................................................................
 Net Asset Value                    $10.73     $10.67    $10.75    $  10.79
 ..............................................................................
 Total Net Asset ($000)                                            $121,728
 ..............................................................................
 Effective Maturity (Years)                                           20.49
 ..............................................................................
 Modified Duration (Years)                                             7.72
 ------------------------------------------------------------------------------
 Annualized Total Return/1/
 ------------------------------------------------------------------------------
 Share Class             A(NAV)     A(Offer)        B         C           R
 ..............................................................................
 1-Year                  7.71%       3.17%       6.97%    7.15%       7.92%
 ..............................................................................
 5-Year                  5.81%       4.91%       5.05%    5.42%       6.00%
 ..............................................................................
 Inception               7.30%       6.64%       6.58%    6.91%       7.45%
 ------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Nuveen Flagship Missouri Municipal Bond Fund
Portfolio Manager's Comments
Portfolio Manager Mike Davern discusses the Nuveen Flagship Missouri Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.

What is the status of Missouri's economy and its municipal market?
Missouri's economy is well diversified. Although recent growth has favored sectors like services and tourism, defense and manufacturing remain important elements of the state's economy.

Missouri's unemployment rate remained well below the national average in 1998, and population growth continues at a rate of approximately 5.6%. Per capita income experienced healthy gains in 1998, bringing it to about 94% of the national average.

In response to low interest rates, expansive state and national economic conditions, a growing infrastructure, and school financing needs, the state's municipal bond issuance grew at a very brisk pace in 1998. For the first 11 months of 1998, issuance was up almost 85% over 1997 levels and is expected to remain strong for some time to come.

How did the Nuveen Flagship Missouri Municipal Bond Fund's underlying portfolio perform during the past year?
Over the past 12 months, the Nuveen Flagship Missouri Municipal Bond Fund generated a total return on net asset value of 7.22%, equivalent to a taxable total return of 9.98% for investors in the combined 35.1% federal and state income tax bracket. That performance exceeded the 6.66% average annual total return posted by the Lipper Missouri Municipal Debt Peer Group* of 23 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?
We spent the year trying to improve the fund's portfolio structure by adding bonds with higher coupons, good protection against calls, and attractive value relative to the larger market.

We sought out those securities in two ways. First, we looked to make new purchases in sectors offering bonds that our managers believe were not fully priced by the market. The fund's two largest sector allocations were healthcare bonds and limited tax obligation securities, which accounted for 19% and 15%, respectively, of the fund's investments, as of November 30, 1998. These sectors not only experienced some of the state's heaviest issuance volume, they performed well during the period and offered some opportunities to find value.

Second, we took advantage of the slightly wider yield spreads between higher and lower-rated securities. Typically, an investment-grade (at least BBB-rated) bond pays higher interest rates because of its lower credit rating. The bond's lower credit rating is rewarded in the form of a higher yield. Conversely, AAA rated securities pay lower interest rates due to the fact that there is less credit risk to the issue.

While searching for investment-grade securities, Nuveen's extensive research capabilities give us the ability to identify lower-rated debt that we believe offers both strong quality characteristics and the opportunity for additional yield. In Missouri, we found attractive, lower-rated bonds in a number of sectors, although the fund's portfolio continues to be of very high quality, with 68% of its holdings rated AAA or AA.

Finding bonds with good call protection was also important. Call protection insulates investors from income erosion, especially in a declining interest rate environment. Regarding the Missouri fund, less than 10% of the portfolio is callable prior to 2002.

What is your outlook for the Nuveen Flagship Missouri Municipal Bond Fund?
We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

Housing bonds will be prime candidates for addition to the portfolio as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low level of interest rates.

We will also continue to work closely with Nuveen's research team to identify lower rated, investment-grade bonds that we believe will add yield to the portfolio without taking on undue credit risk.

* The Lipper Peer Group return represents the average annualized return of the 23 funds in the Lipper Missouri Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Nuveen Flagship Missouri Municipal Bond Fund

Performance Overview

As of November 30, 1998




--------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)
-------------------------------------------

[BAR CHART APPEARS HERE]

12/97      .0465
 1/98      .0465
 2/98      .0465
 3/98      .0465
 4/98      .0460
 5/98      .0460
 6/98      .0460
 7/98      .0460
 8/98      .0460
 9/98      .0460
10/98      .0460
11/98      .0460

-------------------------------------------
Top 5 Sectors (as a % of total investments)
-------------------------------------------
Health Care                           19%
 ...........................................
Tax Obligation (Limited)              15%
 ...........................................
U.S. Guaranteed                       13%
 ...........................................
Housing (Multifamily)                 10%
 ...........................................
Housing (Single Family)                9%
-------------------------------------------



-------------------------------------------------------------------------------------
Portfolio Statistics
-------------------------------------------------------------------------------------
Share Class                                           A        B        C          R
------------------------------------------------------------------------------------
Inception Date                                     8/87     2/97     2/94       2/97
 ....................................................................................
Net Asset Value                                  $11.34   $11.33   $11.33     $11.34
 ....................................................................................
Total Net Assets ($000)                                                     $257,289
 ....................................................................................
Average Effective Maturity (Years)                                             19.72
 ....................................................................................
Modified Duration (Years)                                                       7.07
------------------------------------------------------------------------------------

Annualized Total Return/1/
------------------------------------------------------------------------------------
Share Class                             A(NAV)  A(Offer)       B        C          R
------------------------------------------------------------------------------------
1-Year                                  7.22%     2.69%    6.43%    6.66%      7.45%
 ....................................................................................
5-Year                                  5.97%     5.06%    5.30%    5.38%      6.05%
 ....................................................................................
10-Year                                 8.01%     7.55%    7.54%    7.41%      8.05%
-------------------------------------------------------------------------------------


1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Nuveen Flagship Wisconsin Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses the Nuveen Flagship Wisconsin Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended November 30, 1998 and all performance statistics are quoted for Class A shares.


What is the status of Wisconsin's economy and its municipal market?

Wisconsin continued to enjoy a strong and diversified economy in 1998. Non-agricultural employment was evenly spread among the manufacturing, service, and trade sectors. In addition, the state's aggressive efforts to attract business and promote development and job training have been largely successful.

Unemployment in Wisconsin continues to be low and per capita income in the state stands at about 96% of the national average.

In response to low interest rates, expansive economic conditions, a growing infrastructure, and school financing needs, the state's municipal bond issuance grew at a brisk pace in 1998. Issuance was up 39% over 1997 levels and is expected to remain strong for some time to come.

How did the Nuveen Flagship Wisconsin Municipal Bond Fund's underlying portfolio perform during the past year?

Over the past 12 months, the Nuveen Flagship Wisconsin Municipal Bond Fund generated a very attractive total return on net asset value of 8.27%, equivalent to a taxable total return of 11.01% for investors in the combined 35.7% federal and state income tax bracket. That performance exceeded the 6.51% average annual total return posted by the Lipper States Municipal Debt Peer Group* of 74 municipal bond funds.

What key strategies were used over the course of the year? Were there any particular sectors in which Nuveen looked for undervalued securities?

We spent the year trying to improve the fund's portfolio structure by adding high-quality, Wisconsin double exempt securities offering higher coupons, good protection against calls, and attractive value relative to the larger market. Double exempt securities with good credit quality are extremely rare in the Wisconsin market, relative to demand. However, despite this supply problem, several new, double exempt bonds were added to the portfolio during the year. We believe these securities have the ability to perform well as supply and demand balances revert to historical trends.

We looked to make new purchases in sectors offering bonds that our managers believe were not fully priced by the market. A sector is a particular group of bonds usually found in one industry. The fund's two largest sector allocations were limited tax obligation securities and long-term care bonds, which accounted for 43% and 9%, respectively, of the fund's investments, as of November 30, 1998. These sectors not only experienced some of the state's heaviest issuance volume, they performed well during the period and offered some opportunities to find value.

Finding bonds with good call protection was also important. Call protection insulates investors from income erosion, especially in a declining interest rate environment. The Wisconsin fund has only approximately 5% of its portfolio scheduled to be called prior to 2002.

What is your outlook for the Nuveen Flagship Wisconsin Municipal Bond Fund?

We will continue to manage the fund by seeking out undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

Housing bonds will be prime candidates for addition to the portfolio as a way to increase yield. Single family housing bonds often have higher yields than other bonds of similar maturities because the housing bonds are subject to early calls if home owners pre-pay their mortgages. In today's market, however, we view this prepayment risk as minimal due to the present low level of interest rates.

We will also continue to work closely with Nuveen's research team to identify lower rated, investment-grade bonds that we believe will add yield to the portfolio without taking on any undue credit risk.


* The Lipper Peer Group return represents the average annualized return of the 74 funds in the Lipper States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

                 Nuveen Flagship Wisconsin Municipal Bond Fund
                 Performance Overview
                 As of November 30, 1998

--------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
--------------------------------------------------------------------------------

        [BAR CHART APPEARS HERE]


        12/97                    .0420
         1/98                    .0410
         2/98                    .0410
         3/98                    .0410
         4/98                    .0410
         5/98                    .0410
         6/98                    .0410
         7/98                    .0410
         8/98                    .0400
         9/98                    .0400
        10/98                    .0400
        11/98                    .0400

-------------------------------------------------------------------------------
Top 5 Sectors (as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation (Limited)                                                  43%
 ...............................................................................
Long Term Care                                                             9%
 ...............................................................................
U.S. Guaranteed                                                            9%
 ...............................................................................
Utilities                                                                  8%
 ...............................................................................
Housing (Multifamily)                                                      8%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                               A           B           C          R
--------------------------------------------------------------------------------
Inception Date                         6/94        2/97        9/97       2/97
 ................................................................................
Net Asset Value                      $10.42      $10.45      $10.44    $ 10.45
 ................................................................................
Total Net Assets ($000)                                                $32,900
 ................................................................................
Effective Maturity (Years)                                               21.30
 ................................................................................
Modified Duration (Years)                                                 8.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return/2/
--------------------------------------------------------------------------------
Share Class              A(NAV)     A(Offer)           B           C          R
--------------------------------------------------------------------------------
1-Year                    8.27%        3.74%       7.43%       7.69%      8.45%
 ................................................................................
3-Year                    6.01%        5.09%       6.00%       6.19%      6.82%
 ................................................................................
Since inception           7.11%        6.08%       6.51%       6.70%      7.25%
--------------------------------------------------------------------------------


/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

                  Portfolio of Investments (Unaudited)
                  Nuveen Flagship Kansas Municipal Bond Fund
                  November 30, 1998

Principal                                                                                     Optional Call                   Market
   Amount             Description                                                               Provisions*   Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                      Basic Materials  9.7%

$   4,550,000         City of Clearwater, Kansas, Pollution Control Refunding Revenue Bonds     1/02 at 101      AA     $  4,837,151
                        (Vulcan Materials Company), Series 1992, 6.375%, 2/01/12

    1,000,000         Dodge City, Kansas, Pollution Control Revenue Refunding Bonds, Series     5/02 at 102     Aa3        1,104,370
                        1992 (Excel Corporation Project/Cargill), 6.625%, 5/01/05

    3,700,000         Ford County, Kansas, Sewage and Solid Waste Disposal Revenue Bonds       No Opt. Call      AA        3,758,645
                        (Excel Corporation Project), Series 1998 (Cargill Inc), 5.400%,
                        5/01/28 (Alternative Minimum Tax)

    2,000,000         City of Garden City, Kansas, Sewage Disposal Revenue Bonds, Series        9/07 at 102    BBB+        2,087,040
                        1997 (Monfort, Inc. [ConAgra, Inc.-Guarantor] Project), 5.750%,
                        9/01/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                      Consumer Cyclical  0.6%

      650,000         Wichita Airport Authority of the City of Wichita, Kansas, Airport         3/02 at 102      AA          722,982
                        Facilities Refunding Revenue Bonds (Wichita Airport Hotel
                        Associates, L.P. Project), Series 1992, 7.000%, 3/01/05
------------------------------------------------------------------------------------------------------------------------------------
                      Education and Civic Organizations  3.4%

                      City of Olathe, Kansas, Educational Facilities Refunding and
                      Improvement Revenue Bonds (MidAmerica Nazarene University
                      Project), Series 1998:
    1,220,000           5.550%, 4/01/13                                                         4/08 at 100     N/R        1,232,554
    1,000,000           5.700%, 4/01/18                                                         4/08 at 100     N/R        1,004,870

                      City of Olathe, Kansas, Educational Facilities Revenue Bonds
                      (Kansas Independent College Association Pooled Educational
                      Loan Program), Series C 1998 Project:
      940,000           5.400%, 10/01/13                                                       10/08 at 100     N/R          943,130
    1,000,000           5.600%, 10/01/18                                                       10/08 at 100     N/R        1,001,190
------------------------------------------------------------------------------------------------------------------------------------
                      Health Care  19.4%

    5,630,000         Colby, Kansas, Health Facilities Refunding Revenue Bonds (Citizens        8/08 at 100     N/R        5,564,242
                        Medical Center, Inc.), Series 1998, 5.625%, 8/15/16

                      Kansas Development Finance Authority, Health Facilities Revenue Bonds
                      (Stormont - Vail HealthCare, Inc.), Series 1996F - Tax Exempt:
    2,815,000           5.800%, 11/15/16                                                       11/06 at 100     AAA        3,012,191
    3,380,000           5.800%, 11/15/21                                                       11/06 at 100     AAA        3,604,770

                      Kansas Development Finance Authority, Health Facilities Revenue Bonds
                      (Stormont - Vail HealthCare, Inc.), Series 1996G - Tax Exempt:
      750,000           5.800%, 11/15/16                                                       11/06 at 100     AAA          802,538
    2,150,000           5.800%, 11/15/21                                                       11/06 at 100     AAA        2,292,975

                      Kansas Development Finance Authority, Health Facilities Revenue Bonds
                      (Hays Medical Center Inc.), Series 1997B:
    2,200,000           5.500%, 11/15/17                                                       11/07 at 100     Aaa        2,303,840
    1,500,000           5.500%, 11/15/22                                                       11/07 at 100     Aaa        1,567,350

                      City of Lawrence, Kansas, Hospital Revenue Bonds, Series 1994
                      (The Lawrence Memorial Hospital):
    1,075,000           5.200%, 7/01/14                                                         7/04 at 100      A3        1,149,831
      400,000           5.200%, 7/01/19                                                         7/04 at 100      A3          426,832

                      City of Newton, Kansas, Hospital Refunding Revenue Bonds, Series
                      1998A (Newton Healthcare Corporation):
    1,000,000           5.700%, 11/15/18                                                       11/08 at 100     BBB        1,020,920
    1,250,000           5.750%, 11/15/24                                                       11/08 at 100     BBB        1,280,613

      100,000         Puerto Rico Industrial, Tourist, Educational, Medical and                 7/05 at 102     AAA          112,257
                        Environmental Control Facilities Financing Authority, Hospital
                        Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated
                        Group Project), 6.250%, 7/01/24

      450,000         CSJ Health System of Wichita, Inc. (Kansas), Revenue Bonds, Series       11/01 at 102      A+          489,695
                        1991X, 7.000%, 11/15/18


       Principal                                                                  Optional Call                             Market
          Amount  Description                                                       Provisions*      Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily  11.0%

  $      965,000  City of Kansas City, Kansas, Multifamily Housing Revenue          7/01 at 100            AAA     $     1,002,857
                    Refunding Bonds, Series 1994 (FHA Insured Mortgage Loan
                    - Rainbow Towers Project), 6.700%, 7/01/23

                  Kansas Development Finance Authority, Multifamily Housing
                  Revenue Bonds (Park Apartments Project), Series 1995:
         325,000    5.700%, 12/01/09 (Alternative Minimum Tax)                      6/06 at 100            AAA             339,853
         565,000    5.900%, 12/01/14 (Alternative Minimum Tax)                      6/06 at 100            AAA             701,834
       1,150,000    6.000%, 12/01/21 (Alternative Minimum Tax)                      6/06 at 100            AAA           1,213,446

                  Lenexa, Kansas, Multifamily Housing Revenue Refunding
                  Bonds (Barrington Park Apartments Project), Series 1993A:
         445,000    6.300%, 2/01/09                                                 2/03 at 102             AA             473,907
         475,000    6.400%, 2/01/10                                                 2/03 at 102             AA             505,775
       2,000,000    6.450%, 2/01/18                                                 2/03 at 102             AA           2,129,400
       1,000,000    6.500%, 2/01/23                                                 2/03 at 102             AA           1,058,810

       1,000,000  City of Olathe, Kansas, Multifamily Housing Refunding             6/04 at 102            AAA           1,074,230
                    Revenue Bonds (Federal National Mortgage Association
                    Program - Deerfield Apartments Project), Series 1994A,
                    6.450%, 6/01/19

                  City of Wichita, Kansas, Multifamily Housing Revenue
                  Refunding Bonds (The Shores Apartments Project),
                  Series XI-A, 1994:
       1,500,000    6.700%, 4/01/19                                                 4/09 at 102             AA           1,661,235
       2,000,000    6.800%, 4/01/24                                                 4/09 at 102             AA           2,230,600

         900,000  City of Wichita, Kansas, Multifamily Housing                     11/05 at 102              A             940,977
                    Revenue Bonds (Brentwood Apartments Project), Senior
                    Lien Series IX-A, 1995, 5.850%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
                  Housing/Single Family - 8.5%

       2,565,000  City of Kansas City, Kansas, GNMA Collateralized                  5/05 at 103            Aaa           2,697,251
                    Mortgage Revenue Bonds, Series 1995,
                    5.900%, 11/01/27 (Alternative Minimum Tax)

         385,000  City of Olathe, Labette County, Kansas,                           2/05 at 105            Aaa             432,821
                    Collateralized Single Family Mortgage Refunding
                    Revenue Bonds, Series 1994C-I, 7.800%, 2/01/25

       1,500,000  Sedgwick County, Kansas, and Shawnee County,                     No Opt. Call            Aaa           1,673,985
                    Kansas, Single Family Mortgage Revenue Bonds
                    (Mortgaged-Backed Securities Program), 1997
                    Series A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

       2,250,000  Sedgwick County, Kansas, and Shawnee County,                      6/08 at 105            Aaa           2,502,045
                    Kansas, Single Family Mortgage Revenue Bonds
                    (Mortgaged-Backed Securities Program), 1998
                    Series A1, 5.500%, 12/01/22 (Alternative Minimum Tax)

       1,675,000  Sedgwick County, Kansas, Shawnee County, Kansas,                  6/99 at 103            AAA           1,741,230
                    and Leavenworth County, Kansas, GNMA Collateralized
                    Mortgage Revenue Bonds, 1989 Series A, 7.875%,
                    12/01/21 (Alternative Minimum Tax)

       1,145,000  Sedgwick County, Kansas, and Shawnee County,                     11/04 at 105            Aaa           1,281,003
                    Kansas, Collateralized Single Family Mortgage
                    Refunding Revenue Bonds, Series 1994A-III,
                    8.125%, 5/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  Tax Obligation/General - 2.3%

         800,000  Unified School District No. 368 (Paola), Miami                    6/02 at 100            AAA             872,000
                    County, Kansas, General Obligation Bonds, Series 1992,
                    6.600%, 12/01/08

       1,350,000  Commonwealth of Puerto Rico, Public Improvement                   7/04 at 102            AAA           1,544,522
                    Bonds of 1994 (General Obligation Bonds),
                    6.450%, 7/01/17

         350,000  Unified School District No. 437 (Auburn - Washburn),              3/02 at 100            AAA             379,439
                    Shawnee County, Kansas, General Obligation Refunding
                    Bonds, Series 1992, 6.600%, 9/01/09
------------------------------------------------------------------------------------------------------------------------------------
                  Tax Obligation/Limited - 18.8%

       4,450,000  State of Kansas, Department of Transportation, Highway            9/02 at 102            AA+           4,880,360
                    Revenue Bonds, Series 1992A, 6.000%, 9/01/12

       1,050,000  Kansas Development Finance Authority, Revenue Bonds,             12/00 at 102            N/R           1,115,888
                    Series T 1992 (State of Kansas - Kansas Highway
                    Patrol Central Training Facility), 6.600%, 12/01/07

                  Puerto Rico Highway and Transportation Authority,
                    Highway Revenue Bonds (Series W):
       1,000,000    5.500%, 7/01/13                                                No Opt. Call              A           1,084,280
       1,000,000    5.500%, 7/01/15                                                No Opt. Call            AAA           1,100,520

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Kansas Municipal Bond Fund (continued) November 30, 1998

Principal                                                                                    Optional Call                   Market
   Amount             Description                                                              Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                      Tax Obligation/Limited (continued)

$     750,000         Puerto Rico Highway and Transportation Authority, Highway Revenue       No Opt. Call         A    $    813,210
                        Bonds (Series X), 5.500%, 7/01/13

    7,800,000         Puerto Rico Highway and Transportation Authority, Highway Revenue        7/16 at 100         A       8,419,008
                        Bonds (Series Y of 1996), 5.500%, 7/01/36

    3,000,000         Puerto Rico Highway and Transportation Authority, Transportation         7/18 at 100         A       2,888,610
                        Revenue Bonds (Series A), 4.750%, 7/01/38

       20,000         Puerto Rico Infrastructure Finance Authority, Special Tax Revenue        7/00 at 100      BBB+          20,467
                        Bonds, Series 1988A, 7.750%, 7/01/08

      500,000         Puerto Rico Public Buildings Authority, Government Facilities        7/07 at 101 1/2         A         508,715
                        Revenue Bonds, Series B, Guaranteed by the Commonwealth of
                        Puerto Rico, 5.250%, 7/01/21

    2,000,000         Virgin Islands Public Finance Authority, Revenue and Refunding          No Opt. Call       BBB       2,054,140
                        Bonds (Virgin Islands Matching Fund Loan Notes), Series 1998A
                        (Senior Lien/Refunding), 5.625%, 10/01/25
------------------------------------------------------------------------------------------------------------------------------------
                      Transportation - 1.3%

    1,500,000         Puerto Rico Ports Authority, Special Facilities Revenue Bonds,           6/06 at 102       BBB       1,616,340
                        1996 Series A (American Airlines, Inc. Project), 6.250%,
                        6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                      U.S. Guaranteed - 12.2%

      275,000         Cowley County Community College, Cowley County, Kansas, Series           3/00 at 101      A***         289,644
                        1992, Certificates of Participation, 7.000%, 3/01/12
                        (Pre-refunded to 3/01/00)

      170,000         City of Derby, Kansas, General Obligation Bonds, Series II 1992,        12/00 at 100     A2***         180,147
                        6.500%, 12/01/12 (Pre-refunded to 12/01/00)

      325,000         City of Hays, Kansas, Sales Tax Revenue Bonds, Series 1992,              9/00 at 100    N/R***         342,859
                        6.875%, 9/01/12 (Pre-refunded to 9/01/00)

                      Jackson County, Kansas, Unified School District No. 336 (Holton),
                        General Obligation Bonds, Series 1992:
      355,000         6.600%, 10/01/12 (Pre-refunded to 10/01/03)                             10/03 at 100    N/R***         398,764
      380,000         6.650%, 10/01/13 (Pre-refunded to 10/01/03)                             10/03 at 100    N/R***         427,679

      440,000         Unified School District No. 340, Jefferson County, Kansas,               9/04 at 100       AAA         495,642
                        General Obligation Bonds, Series 1994, 6.350%, 9/01/14
                        (Pre-refunded to 9/01/04)

   12,475,000         Johnson County Residual, 0.000%, 5/01/12                                No Opt. Call       Aaa       6,705,562

    1,000,000         Commonwealth of Puerto Rico, Public Improvement Bonds of 1994        7/04 at 101 1/2       AAA       1,144,090
                        (General Obligation Bonds), 6.450%, 7/01/17 (Pre-refunded
                        to 7/01/04)

       80,000         Puerto Rico Highway and Transportation Authority, Highway Revenue    7/02 at 101 1/2       AAA          89,141
                        Bonds (Series T), 6.625%, 7/01/18 (Pre-refunded to 7/01/02)

    3,120,000         Reno County, Kansas, Labette County, Kansas, Single Family              No Opt. Call       AAA       1,342,910
                        Mortgage Revenue  Bonds, Series 1983A, 0.000%, 12/01/15

    2,095,000         Reno County, Kansas, Sedwick County, Kansas, Finney County,             No Opt. Call       AAA         894,481
                        Kansas, Single Family Mortgage Revenue Bonds, Series 1984A,
                        0.000%, 4/01/16

    2,250,000         City of Wichita, Kansas, Revenue Bonds (CSJ Health System of            11/01 at 102     A+***       2,597,288
                        Wichita, Inc.), Series 1985 XXV (Remarketed), 7.200%, 10/01/15

Principal                                                                             Optional Call                    Market
Amount                       Description                                              Provisions*           Ratings**  Value
------------------------------------------------------------------------------------------------------------------------------------
                             Utilities 7.2%

$   1,500,000                City of Gardner, Kansas, Electric Utility System         11/01 at 101          N/R      $  1,611,420
                               Revenue Bonds, Series 1992 Refunding,
                               7.000%, 11/01/09

                             City of Kansas City, Kansas, Utility System
                             Refunding and Improvement Revenue Bonds, Series 1994:
    2,500,000                  6.250%, 9/01/14                                         9/04 at 102          AAA         2,807,575
    1,650,000                  6.375%, 9/01/23                                         9/04 at 102          AAA         1,863,461

                             Puerto Rico Electric Power Authority, Power
                             Revenue Bonds, Series T:
      215,000                  6.125%, 7/01/08                                         7/04 at 102          BBB+          239,329
      150,000                  6.000%, 7/01/16                                         7/04 at 102          BBB+          163,377
    5,000,000                Puerto Rico Electric Power Authority, Power Revenue
                               Bonds, Series O, 0.000%, 7/01/17                       No Opt. Call          AAA         2,055,650
------------------------------------------------------------------------------------------------------------------------------------
                             Water and Sewer-3.0%

    3,000,000                Kansas Development Finance Authority, Water              11/03 at 102          AA+         3,273,207
                               Pollution Control Revolving Fund Revenue Bonds,
                               1993 SRF Series II (Leveraged Bonds), 6.000%,
                               11/01/14

      350,000                City of Newton, Kansas, Wastewater Treatment System       3/02 at 102          N/R           391,420
                               Refunding Revenue Bonds, Series 1998,
                               7.125%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
 $123,605,000                Total Investments  (cost $109,179,857)  97.4%                                            118,592,390
------------------------------------------------------------------------------------------------------------------------------------
                             Temporary Investments in Short-Term Municipal
                               Securities  0.8%

   $1,000,000                Kansas Development Finance Authority, Health                                  VMIG-1       1,000,000
=============                  Facilities Revenue Bonds (Stormont - Vail
                               HealthCare, Inc.), Series M, Variable Rate
                               Demand Bonds, 3.350%, 11/15/23+
                             -------------------------------------------------------------------------------------------------------
                             Other Assets Less Liabilities-1.8%                                                         2,135,774
                             -------------------------------------------------------------------------------------------------------
                             Net Assets  100%    121,728,164                                                         $121,728,164
                             -------------------------------------------------------------------------------------------------------

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings: Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R  Investment is not rated.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen Flagship Missouri Municipal Bond Fund
November 30, 1998


   Principal                                                                     Optional Call                               Market
      Amount    Description                                                        Provisions*       Ratings**                Value
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclical 0.9%

$  2,125,000    Missouri Economic Development, Export and Infrastructure           12/01 at 102            N/R       $    2,270,414
                  Board, Industrial Development Revenue Refunding Bonds
                  (Drury Inn Project),  Series 1988 Remarketing,
                  8.250%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples 1.8%

   4,500,000    The Industrial Development Authority of the County of               5/08 at 101             AA            4,587,500
                  Cape Girardeau, Missouri, Solid Waste Disposal Revenue Bonds
                  (The Procter & Gamble Products Company Project), 1998 Series,
                  5.300%, 5/15/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations 7.2%

   1,000,000    Missouri Higher Education Loan Authority, Student Loan Revenue,     2/02 at 102              A            1,055,890
                  Subordinate Lien, 6.500%, 2/15/06 (Alternative Minimum Tax)
   4,190,000    Missouri Higher Education Loan Authority, Student Loan Revenue,     2/04 at 102              A            4,503,915
                  Series F, 6.750%, 2/15/09 (Alternative Minimum Tax)
   3,630,000    Missouri State Health and Educational Facilities Authority,         6/04 at 102             A2            3,942,325
                  Educational Facilities Revenue Bonds, University Health
                  Sciences Project, 6.350%, 6/01/14
   1,500,000    Missouri State Health and Educational Facilities Authority,        10/04 at 101             A2            1,616,070
                  Educational Facilities Revenue Bonds, St. Louis
                  University High School, 6.350%, 10/01/14
   2,725,000    Missouri State Health and Educational Facilities Authority,         6/07 at 101           Baa1            2,884,238
                  Educational Facilities Revenue Bonds, Maryville University
                  of St. Louis Project, 5.750%, 6/15/17
   1,100,000    Missouri State Health and Educational Facilities Authority,        10/08 at 100            N/R            1,054,295
                  Educational Facilities Revenue Bonds (The Barstow School),
                  Series 1998, 5.250%, 10/01/23

                  The Industrial Development Authority of the City of St. Louis,
                  Missouri, Industrial Revenue Refunding Bonds (Kiel Center
                  Multipurpose Arena Project), Series 1992:
     650,000      7.625%, 12/01/09 (Alternative Minimum Tax)                       12/02 at 102            N/R              706,186
   1,000,000      7.750%, 12/01/13 (Alternative Minimum Tax)                       12/02 at 102            N/R            1,088,980
     500,000      7.875%, 12/01/24 (Alternative Minimum Tax)                       12/02 at 102            N/R              546,700

   1,000,000    University of Missouri, University Revenues, System Facilities,    11/07 at 101            AA+            1,084,820
                  5.800%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
                Health Care 18.8%

   1,000,000    Industrial Development Authority of the County of Cape             No Opt. Call            AAA            1,053,490
                  Girardeau, Missouri, Health Facilities Refunding Revenue
                  Bonds (Southeast Missouri Hospital Association),
                  Series 1993, 5.250%, 6/01/16
     415,000    Dent County, Missouri, Industrial Development Authority,            6/01 at 102            N/R              444,677
                  Industrial Development Revenue Bonds (Southeast Missouri
                  Community Treatment Center), 8.500%, 6/01/12
     775,000    Farmington, Missouri, Industrial Development Authority,             6/01 at 102            N/R              833,621
                  Revenue Bonds, Series 1992 (Southeast Missouri Community
                  Treatment Center Project), 8.500%, 6/01/12
   1,150,000    The Industrial Development Authority of the City of Hannibal,       3/06 at 102            AAA            1,225,889
                  Missouri, Health Facilities Revenue Bonds, Series 1996A
                  (Hannibal Regional Hospital), 5.750%, 3/01/22
                  The Industrial Development Authority of the County of Jackson,
                  State of Missouri, Health Care System Revenue Bonds, Saint
                  Joseph Health Center Issue, Series 1992:
   2,000,000      6.500%, 7/01/12                                                   7/02 at 102            AAA            2,187,080
   6,250,000      6.500%, 7/01/19                                                   7/02 at 102            AAA            6,845,625

   2,565,000    Missouri State Health and Educational Facilities Authority,         2/02 at 102            AAA            2,775,279
                  Health Facilities Revenue Bonds (Health Midwest),
                  Series 1992B, 6.250%, 2/15/12

     555,000    Missouri State Health and Educational Facilities Authority,        11/02 at 102           BBB+              603,951
                  Health Facilities Revenue Bonds, Heartland Health System
                  Project, 6.875%, 11/15/04


Principal                                                                   Optional Call                                Market
 Amount          Description                                                 Provisions*            Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------------
                 Health Care (continued)

$  2,450,000     Missouri State Health and Educational Facilities            No Opt. Call              AA              $2,969,988
                  Authority, Health Facilities Revenue Bonds (BJC
                  Health System), Series 1994A, 6.750%, 5/15/12

     650,000     Missouri State Health and Educational Facilities             5/04 at 102              AA                 741,384
                  Authority, Health Facilities Revenue Bonds (BJC
                  Health System), Series A, 6.500%, 5/15/20

   1,200,000     Missouri State Health and Educational Facilities             2/06 at 102            BBB+               1,310,760
                  Authority, Health Facilities Revenue Bonds (Lake
                  of the Ozarks General Hospital, Inc.), Series 1995,
                  6.500%, 2/15/21

                 Missouri State Health and Educational Facilities
                  Authority, Health Facilities Revenue Bonds (Freeman
                  Health System Project), Series 1998:
   2,450,000        5.250%, 2/15/18                                           2/08 at 102            BBB+               2,426,701
   1,675,000        5.250%, 2/15/28                                           2/08 at 102            BBB+               1,647,815

                 Missouri State Health and Educational Facilities
                  Authority, Health Facilities Revenue Bonds (BJC
                  Health System) Series 1998:
   1,000,000        5.000%, 5/15/28                                           5/08 at 101              AA                 978,100
   2,000,000        5.000%, 5/15/38                                           5/08 at 101              AA               1,921,860

  14,390,000     Missouri State Health and Educational                       No Opt. Call             AAA               4,665,831
                  Facilities Authority, Health Facilities
                  Revenue Bonds, Lester Cox Center,
                  H, 0.000%, 9/01/21

     200,000     Missouri State Health and Educational                   10/99 at 102 1/2            BBB+                 212,650
                  Facilities Authority, Health Facilities
                  Refunding and Improvement Revenue Bonds
                  (Heartland Health Systems Project), Series
                  1989, 8.125%, 10/01/10

     300,000     Missouri State Health and Educational                        2/99 at 100             BBB                 300,798
                  Facilities Authority, Health Facilities
                  Revenue Refunding Bonds (C.E. Still Osteopathic
                  Hospital Project), Series 1987, 7.625%, 2/01/08

   1,000,000     State Environmental Improvement and                         No Opt. Call              A3               1,111,140
                  Energy Resource Authority (Missouri),
                  Pollution Control Revenue Refunding Bonds,
                  American Cyanamid Company Issue, Series
                  1994, 5.800%, 9/01/09

   2,425,000     The Industrial Development Authority of the                  8/05 at 104             AAA               2,672,762
                  County of St. Louis, Missouri, Healthcare
                  Facilities Revenue Bonds, Series 1995 (GNMA
                  Collateralized - Mother of Perpetual Help
                  Project), 6.250%, 8/01/28

   3,000,000     The Industrial Development Authority of the                  5/08 at 101            BBB+               3,007,560
                  County of Taney, Missouri, Hospital Revenue
                  Bonds (The Skaggs Community Hospital
                  Association), Series 1998, 5.400%, 5/15/28

                 The Curators of the University of Missouri, Health
                  Facilities Revenue Bonds (University of Missouri
                  Health System), Series 1996A:
   2,000,000        5.500%, 11/01/16                                         11/06 at 102             AAA               2,102,120
   1,390,000        5.600%, 11/01/26                                         11/06 at 102             AAA               1,469,578

                 The Industrial Development Authority of the City of
                  West Plains, Missouri, Hospital Facilities Revenue
                  Bonds (Ozark Medical Center), Series 1997:
   1,000,000        5.500%, 11/15/12                                         11/07 at 101             BBB               1,015,610
   1,595,000        5.600%, 11/15/17                                         11/07 at 101             BBB               1,619,770
   2,230,000        5.650%, 11/15/22                                         11/07 at 101             BBB               2,259,035
--------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily 9.8%

     650,000      The Industrial Development Authority of the City            2/08 at 102             AAA                 667,934
                   of Kansas City, Missouri, Multifamily Housing
                   Revenue Refunding Bonds (President Gardens Apartment
                   Project), Series 1997A, 5.550%, 8/01/25

   2,000,000      Missouri Economic Development, Export and Infrastructure    9/99 at 102              AA               2,072,300
                   Board, Multifamily Housing Revenue Refunding Bonds, 1991
                   Series A (Quality Hill Projects), 7.500%, 9/15/21

     885,000      Missouri Housing Development Commission, Multifamily       12/05 at 103             N/R                 930,675
                   Housing Revenue Bonds, Series 1995A (Primm Place
                   Apartments Project), 6.250%, 12/01/17 (Alternative
                   Minimum Tax)

   1,000,000      Missouri Housing Development Commission, Multifamily       No Opt. Call             AAA               1,017,810
                   Housing Revenue Refunding Bonds (FHA-Insured Mortgage
                   Loans), Series 1998, 5.450%, 6/01/28 (Alternative
                   Minimum Tax)

     655,000      The Industrial Development Authority of the City of         1/07 at 100             AAA                 669,914
                   Raytown, Missouri, Multifamily Housing Refunding
                   Revenue Bonds (Brittany Place Apartments Project),
                   Series A, 1997, 5.600%, 1/01/21 (Alternative Minimum Tax)

   2,000,000      Housing Authority of St. Louis County, Missouri,            3/05 at 102             AAA               2,155,200
                   Multifamily Housing Revenue Refunding Bonds (Kensington
                   Square Apartments Project), Series 1995, 6.650%, 3/01/20

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Missouri Municipal Bond Fund (continued) November 30, 1998

       Principal                                                                 Optional Call                    Market
          Amount             Description                                           Provisions*    Ratings**        Value
------------------------------------------------------------------------------------------------------------------------
                             Housing/Multifamily (continued)

    $    500,000             The Industrial Development                            3/99 at 102          AAA  $   512,660
                               Authority of the County of St.
                               Louis, Missouri, Multifamily
                               Housing Revenue Refunding Bonds, Series 1989
                               (Lucas - Hunt Village Project), 7.500%, 9/20/19
       9,105,000             The Industrial Development                            8/06 at 105          AAA   10,027,883
                               Authority of the County of St.
                               Louis, Missouri,
                               Multifamily Housing Revenue Bonds, Series
                               1996A (GNMA Mortgage-Backed Securities -
                               Covington Manor Apartments),
                               6.875%, 8/20/36 (Alternative Minimum Tax)
       3,685,000             The Industrial Development Authority of the           1/08 at 100          AAA    3,799,309
                               County of St Louis, Missouri, Multifamily
                               Housing Revenue Refunding Bonds (Bonhomme Village
                               Apartments Project), Series 1997A, 5.450%, 1/01/28
       1,890,000             Land Clearance for Redevelopment Authority            5/03 at 102          AAA    1,987,581
                               of the City of St. Louis, Missouri,
                               Multifamily Mortgage Refunding Bonds, Series 1993
                               (FHA Insured Mortgage Loan -
                               St. Louis Place Apartments), 6.250%, 8/01/27
       1,425,000             The Industrial Development                            8/07 at 102          Aaa    1,496,492
                               Authority of the City of
                               University City, Missouri,
                               Revenue Refunding Bonds, Series 1997A (GNMA
                               Collateralized - River Valley Apartments),
                               5.900%, 2/20/37
------------------------------------------------------------------------------------------------------------------------
                             Housing/Single Family  8.7%

       1,500,000             Greene County, Missouri,                             No Opt. Call          AAA    1,665,285
                               Collateralized Single Family
                               Mortgage Revenue Bonds,
                               Series 1996, 6.300%, 12/01/22
                               (Alternative Minimum Tax)
       1,760,000             Missouri Housing Development Commission,              3/07 at 102          AAA    1,875,051
                               Single Family Mortgage Revenue Bonds
                               (Homeownership Loan Progam),
                               1996 Series D, 6.125%, 3/01/28
                               (Alternative Minimum Tax)
         920,000             Missouri Housing Development                         3/07/ at 105          AAA    1,051,818
                               Commission, Single Family
                               Mortgage Revenue Bonds
                               (Homeownership Loan Program), 1997 Series
                               A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)
         255,000             Missouri Housing Development                          3/07 at 101          AAA      267,957
                               Commission, Single Family
                               Mortgage Revenue Bonds
                               (Homeownership Loan Program), 1997 Series
                               B-2, 5.900%, 9/01/28 (Alternative Minimum Tax)
         125,000             Missouri Housing Development                          2/00 at 102          AAA      129,939
                               Commission, Single Mortgage Revenue Bonds
                               (GNMA Mortgage-Backed Securities Program), 1990
                               Series A, 7.625%, 2/01/22 (Alternative Minimum Tax)

                             Missouri Housing Development Commission,
                             Single Family Mortgage Revenue Bonds
                             (Homeownership Loan Program)
                               1995 Series B Remarketing:
       2,260,000               6.375%, 9/01/20 (Alternative                        9/06 at 102          AAA    2,428,686
                               Minimum Tax)
       1,805,000               6.450%, 9/01/27 (Alternative                        9/06 at 102          AAA    1,948,461
                               Minimum Tax)
         715,000             Missouri Housing Development                          6/00 at 102          AAA      747,397
                               Commission, Single Family Mortgage Revenue
                               Bonds (GNMA Mortgage-Backed Securities Program),
                               1990 Series B, 7.750%, 6/01/22
                               (Alternative Minimum Tax)
       1,510,000             Missouri Housing Development                          2/01 at 102          AAA    1,592,884
                               Commission, Single Family Mortgage
                               Revenue Bonds (GNMA Mortgage-Backed
                               Securities Program), 1991
                               Series A, 7.375%, 8/01/23
                               (Alternative Minimum Tax)

                             Missouri Housing Development Commission,
                             Single Family  Mortgage Revenue Bonds
                             (GNMA Mortgage-Backed Securities Program),
                               1994 Series A:
         425,000               6.700%, 12/01/07 (Alternative                      12/04 at 102          AAA      453,526
                               Minimum Tax)
       1,870,000               7.125%, 12/01/14 (Alternative                      12/04 at 102          AAA    2,031,549
                               Minimum Tax)
         830,000               7.200%, 12/01/17 (Alternative                      12/04 at 102          AAA      902,625
                               Minimum Tax)
       1,755,000             Missouri Housing Development                          9/07 at 101          AAA    1,817,811
                               Commission, Single Family Mortgage
                               Revenue Bonds (Homeownership Loan Program),
                               1997 Series C-2, 5.500%,
                               9/01/17 (Alternative Minimum Tax)
       1,000,000             Missouri Housing Development                          3/08 at 105          AAA    1,115,950
                               Commission, Single Family
                               Mortgage Revenue Bonds
                               (Homeownership Loan Program), 1998 Series
                               B-2, 6.400%, 3/01/29 (Alternative Minimum Tax)
       1,200,000             Missouri Housing Development                          9/08 at 105          AAA    1,335,348
                               Commission, Single Family
                               Mortgage Revenue Bonds
                               (Homeownership Loan Program), 1998 Series
                               D-2, 6.300%, 3/01/29 (Alternative Minimum Tax)
       3,000,000             Missouri Housing Development                          9/08 at 101          AAA    3,012,030
                               Commission, Single Family
                               Mortgage Revenue Bonds
                               (Homeownership Loan Program), 1998 Series
                               E-1, 5.200%, 9/01/23 (Alternative Minimum
                               Tax) (WI)
------------------------------------------------------------------------------------------------------------------------
                             Industrial/Other  0.2%

         500,000             City of Jefferson, Missouri,                          4/00 at 100          N/R      508,905
                               Industrial Refunding Revenue
                               Bond, Series 1992 (Scholastic, Inc.
                               Project), 7.200%, 4/01/03

             ---



       Principal                                                                Optional Call                                 Market
          Amount            Description                                           Provisions*   Ratings**                      Value
------------------------------------------------------------------------------------------------------------------------------------
                            Long Term Care  6.9%

 $     4,800,000            The Industrial Development Authority of the City     11/08 at 102         N/R           $      4,732,512
                              of Kansas City, Missouri, Retirement Facility
                              Refunding and Improvement Revenue Bonds, Series
                              1998 A (Kingswood Project), 5.875%, 11/15/29

       1,000,000             The Industrial Development Authority of the          8/05 at 102         N/R                  1,081,470
                              City of Lees Summit, Missouri,
                              Health Facilities Revenue Bonds (John Knox
                              Village Project), Series 1995, 6.625%, 8/15/13

       3,750,000             Missouri State Health and Educational Facilities     2/06 at 102         N/R                  3,994,875
                              Authority, Health Facilities Revenue Bonds
                              (Lutheran Senior Services),
                              Series 1996A, 6.375%, 2/01/27

       3,000,000             Missouri State Health and Educational Facilities     2/07 at 102         N/R                  3,135,210
                              Authority, Health Facilities Revenue Bonds
                              (Lutheran Senior Services), Series 1997,
                              5.875%, 2/01/23

                             The Industrial Development Authority of the County
                              of St. Louis, Missouri, Refunding Revenue Bonds
                              (Friendship Village of South County Project),
                              Series 1996A:

       1,265,000              5.750%, 9/01/05                                    No Opt. Call         N/R                  1,339,572
       1,800,000              6.250%, 9/01/10                                     9/06 at 102         N/R                  1,974,852

       1,500,000             The Industrial Development Authority of the County   8/08 at 102         N/R                  1,507,425
                              of St. Louis, Missouri, Revenue Bonds (Bethesda
                              Living Centers Project), Series 1998B, 5.850%,
                              8/15/28 (WI)
------------------------------------------------------------------------------------------------------------------------------------
                             Tax Obligation/General  3.4%

       1,000,000             Jefferson City School District, Missouri,           No Opt. Call          Aa                  1,216,490
                              General Obligation Bonds, Series 1991A,
                              6.700%, 3/01/11

                             Commonwealth of Puerto Rico, Public Improvement
                             Bonds of 1994 (General Obligation Bonds):
       2,500,000              6.450%, 7/01/17                                     7/04 at 102         AAA                  2,860,225
       3,350,000              6.500%, 7/01/23                                 7/04 at 101 1/2         AAA                  3,841,077

       1,540,000             Francis Howell School District, St. Charles         No Opt. Call         AAA                    784,368
                              County, Missouri, General Obligation Bonds,
                              Series 1998C  (Missouri Direct Deposit
                              Program), 0.000%, 3/01/13
------------------------------------------------------------------------------------------------------------------------------------
                             Tax Obligation/Limited  14.8%

       2,285,000             The Public Building Corporation of the City of      11/06 at 101         BBB                  2,476,666
                              Branson, Missouri, Leasehold Revenue Bonds,
                              Series 1995 (City Hall and Fire Station
                              Improvement Projects), 6.250%, 11/01/12

       1,025,000             Excelsior Springs, Missouri, School District        No Opt. Call         AAA                    497,187
                              Building Corporation, Leasehold Revenue Bonds
                              (Excelsior Springs Missouri), Series 1994,
                              40 School District of Excelsior Springs
                              0.000%, 3/01/14

       2,000,000             Jackson County, Missouri, Public Facilities         12/04 at 100         AAA                  2,204,080
                              Authority, Leasehold Revenue Refunding
                              and Improvement Bonds (Jackson County,
                              Missouri, Capital Improvements Project),
                              Series 1994, 6.125%, 12/01/15

       1,200,000             Land Clearance for Redevelopment Authority of        12/05 at 102        AAA                  1,303,548
                              Kansas City, Missouri, Lease Revenue Bonds
                              (Municipal Auditorium and Muehlebach Hotel
                              Redevelopment Project), Series 1995A, 5.900%,
                              12/01/18

                             The City of Lake Saint Louis, Missouri,
                              Certificates of Participation, Public Facilities
                              Authority, Series 1993 (Municipal Golf Course
                              Project):
       1,020,000              6.900%, 12/01/05                                    12/02 at 103        N/R                  1,065,900
       2,720,000              7.550%, 12/01/14                                    12/02 at 103        N/R                  2,856,000

       1,500,000             Missouri School Boards Association, Insured Lease     3/06 at 101        AAA                  1,628,250
                              Participation Certificates (Fox C-6 School
                              District, Jefferson County, Missouri, Project),
                              Series 1996, 5.625%, 3/01/11

         320,000             State of Missouri, Certificates                      11/05 at 100         AA                    345,789
                              of Participation (Psychiatric Rehabilitation
                              Center Project), Series A 1995, 6.000%, 11/01/15

       1,500,000             Puerto Rico Highway and Transportation            7/02 at 101 1/2          A                  1,643,190
                               Authority, Highway Revenue Bonds,
                               1992 Series V, 6.625%, 7/01/12

       5,900,000             Puerto Rico Highway and Transportation                7/16 at 100          A                  6,368,224
                              Authority, Highway Revenue Bonds,
                              Series Y of 1996, 5.500%, 7/01/36

       1,400,000             Puerto Rico Highway and Transportation               No Opt. Call        AAA                  1,540,728
                              Authority, Highway Revenue Bonds, (Series W),
                              5.500%, 7/01/15

       5,500,000             Puerto Rico Public Buildings Authority,              No Opt. Call          A                  5,967,280
                              Revenue Refunding Bonds, Series L, Guaranteed
                              by the Commonwealth of Puerto Rico,
                              5.500%, 7/01/21

         250,000             Puerto Rico Public Buildings Authority,           7/07 at 101 1/2          A                    254,358
                              Government Facilities Revenue Bonds, Series B,
                              Guaranteed by the Commonwealth of Puerto Rico,
                              5.250%, 7/01/21

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Missouri Municipal Bond Fund (continued) November 30, 1998

       Principal                                                               Optional Call                    Market
          Amount             Description                                         Provisions*   Ratings**         Value
----------------------------------------------------------------------------------------------------------------------
                             Tax Obligation/Limited (continued)

      $3,000,000             Regional Convention and Sports Complex              8/03 at 102           A    $3,137,940
                              Authority, St. Louis County, Missouri,
                              Convention and Sports Facility Project and
                              Refunding Bonds, Series B 1993, 5.750%, 8/15/21

         780,000             Land Clearance for Redevelopment Authority of       7/07 at 101         AAA       806,801
                              the City of St. Louis (Missouri), Kiel Site
                              Lease Revenue Refunding Bonds, Series 1997B,
                              5.300%, 7/01/16

                             Regional Convention and Sports Complex
                             Authority, City of St. Louis, Missouri,
                             Convention and Sports Facility Project
                             and Refunding Bonds, Series C of 1997:
       1,660,000               5.300%, 8/15/17                                   8/07 at 100         AAA     1,714,448
       4,000,000               5.300%, 8/15/20                                   8/07 at 100         AAA     4,104,880

          45,000             The City of St. Louis, Missouri, Regional           8/03 at 100         N/R        49,942
                              Convention and Sports Complex Authority,
                              Convention and Sports Facility Project
                              Bonds, Series C of 1991, 7.900%, 8/15/21
----------------------------------------------------------------------------------------------------------------------
                             Transportation  4.3%

       2,000,000             Puerto Rico Ports Authority, Special                6/06 at 102         BBB     2,155,120
                              Facilities Revenue Bonds, 1996 Series A
                              (American Airlines, Inc. Project),
                              6.250%, 6/01/26 (Alternative Minimum Tax)

                             The City of St. Louis, Missouri, Airport
                              Revenue Bonds, Series 1997 (1997 Capital
                              Improvement Program), Lambert - St. Louis
                              International Airport:
         285,000              5.250%, 7/01/22 (Alternative Minimum Tax)          7/07 at 101         AAA       286,482
       4,500,000              5.250%, 7/01/27 (Alternative Minimum Tax)          7/07 at 101         AAA     4,523,400

       4,050,000             The City of St. Louis, Missouri, Parking Revenue   12/06 at 102         AAA     4,209,206
                              Refunding Bonds, Series 1996, 5.375%, 12/15/21
----------------------------------------------------------------------------------------------------------------------
                             U.S. Guaranteed  13.2%

       4,500,000             Cape Girardeau County, Missouri, Single Family     No Opt. Call         Aaa     2,083,545
                              Mortgage Revenue Bonds, Series 1983, 0.000%,
                              12/01/14

       1,500,000             Clay County Public Building Authority,              5/02 at 102      N/R***     1,709,280
                              Leasehold Refunding and Improvement Revenue
                              Bonds, Series 1992 (Paradise Pointe Golf Course
                               Project),7.625%, 5/15/14 (Pre-refunded to
                               5/15/02)

          50,000             DeKalb County, Missouri, Public Water Supply        1/99 at 101      N/R***        50,705
                              District No. 1, Waterworks Revenue Refunding
                              Bonds, Series 1989, 8.000%, 1/01/09
                              (Pre-refunded to 1/01/99)

       1,070,000             Greene County, Missouri, Single Family Mortgage    No Opt. Call         Aaa       458,720
                              Revenue Bonds, Series 1984, 0.000%, 3/01/16

          50,000             City of Hamilton, Missouri, Waterworks          7/99 at 103 1/2      N/R***        53,071
                              Revenue Bonds, Series 1989, 7.750%, 7/01/14
                              (Pre-refunded to 7/01/99)

       4,000,000             City of Kansas City, Missouri, General              9/04 at 101         AAA     4,641,880
                              Improvement Airport Revenue Bonds, Series
                              1994B, 6.875%, 9/01/14 (Pre-refunded to
                              9/01/04)

                             Kansas City Municipal Assistance Corporation,
                             Leasehold Improvement Revenue Bonds, Series
                             1991A (Truman Medical Center Charitable
                             Foundation Project):
         645,000              7.000%, 11/01/09 (Pre-refunded to 11/01/01)       11/01 at 100       A3***       703,701
         695,000              7.000%, 11/01/10 (Pre-refunded to 11/01/01)       11/01 at 100       A3***       758,252

       2,500,000             The Industrial Development Authority of the         7/02 at 102      N/R***     2,763,000
                              City of Kirkwood, Missouri, Health Care System
                              Revenue Bonds,St. Joseph Hospital of Kirkwood
                              Issue Series 1992, 6.500%, 7/01/12
                              (Pre-refunded to 7/01/02)

          50,000             Knox County, Missouri, Public Water Supply            1/99 at 101      N/R***      50,706
                              District No. 1, Water System Revenue Refunding
                              Bonds, Series 1989, 8.000%, 1/01/09
                              (Pre-refunded to 1/01/99)

          50,000             Marion County, Missouri, Public Water Supply      1/99 at 101 1/2      N/R***      50,966
                              District No. 1, Water Revenue Refunding Bonds,
                              Series 1989, 8.250%, 1/01/12
                              (Pre-refunded to 1/01/99)

       1,000,000             Missouri Economic  Development,                       5/02 at 100      N/R***   1,106,100
                              Export and Infrastructure Board,
                              Industrial Development Revenue Bonds
                              (Community Water Company Inc. Project)
                              Series 1992, 7.125%, 5/01/17
                              (Pre-refunded to 5/15/02)
                              (Alternative Minimum Tax)

         100,000             Missouri State Health and Educational                 2/99 at 102      N/R***     102,963
                              Facilities Authority, Health Facilities
                              Revenue Bonds (Lake of the Ozarks Hospital),
                              Series 1989,  8.000%, 2/15/11 (Pre-refunded
                              to 2/15/99)

         155,000             State Environmental Improvement and Energy           10/00 at 102      N/R***     167,392
                              Resource Authority (State of Missouri),
                              Water Pollution Control Revenue Bonds
                              (State Revolving Fund Program), Series
                              1990A, 7.000%, 10/01/10 (Pre-refunded to
                              10/01/00)


     Principal                                                                       Optional Call                    Market
        Amount     Description                                                         Provisions*     Ratings**       Value
----------------------------------------------------------------------------------------------------------------------------
                   U.S. Guaranteed (continued)

                   Phelps County, Missouri, Hospital Revenue Bonds, Phelps
                     County Regional Medical Center, Series 1990:
$      500,000       8.200%, 3/01/05 (Pre-refunded to 3/01/00)                         3/00 at 102           AAA  $  538,775
     1,250,000       8.300%, 3/01/20 (Pre-refunded to 3/01/00)                         3/00 at 102           AAA   1,348,463

       100,000     Pike County, Missouri, Public Water Supply District No. 1,          7/99 at 101        N/R***     103,685
                     Water Revenue Bonds, Series 1990, 7.750%, 7/01/09
                     (Pre-refunded to 7/01/99)

                   Industrial Development Authority of the County of St. Louis,
                   Missouri, Health Care Facilities Revenue Bonds, Series 1992
                   (Lutheran Health Care Association):
     4,565,000       7.375%, 2/01/14 (Pre-refunded to 2/01/02)                         2/02 at 102        N/R***   5,132,795
     2,650,000       7.625%, 2/01/22 (Pre-refunded to 2/01/02)                         2/02 at 102        N/R***   2,999,217

       290,000     Certificates of Receipt, Series 1993, St. Louis County,            No Opt. Call          AAA      314,731
                     Missouri, GNMA Collateralized Mortgage  Revenue Bonds,
                     5.650%, 8/01/15  (Alternative Minimum Tax)

       1,000,000   Regional Convention and Sports Complex Authority,                   8/03 at 100           AAA    1,136,460
                     County of St. Louis, Missouri, Convention and Sports
                     Facility Project Bonds, Series 1991B, 7.000%, 8/15/11
                     (Pre-refunded to 8/15/03)

       1,325,000   Land Clearance for Redevelopment Authority of                       7/00 at 102        N/R***    1,433,478
                     the City of St. Louis, Lease Revenue Bonds, Series 1992
                     (Station East Redevelopment Project), 7.750%, 7/01/21
                     (Pre-refunded to 7/01/00)

       3,975,000   City of St. Louis, Missouri, Parking Revenue Bonds, Series         12/02 at 102        AA-***    4,444,567
                     1992, 6.625%, 12/15/21 (Pre-refunded to 12/15/02)

       955,000     Regional Convention and Sports Complex Authority,                   8/03 at 100           Aaa    1,121,600
                     City of St. Louis, Missouri, Convention and
                     Sports Facility Bonds, Series 1991C, 7.900%, 8/15/21
                     (Pre-refunded to 8/15/03)

       445,000     The Board of Education of the City of St. Louis (Missouri),        10/01 at 102           AAA      490,359
                     General Obligation School Building Bonds, Series
                     1991, 6.750%, 4/01/11 (Pre-refunded to 10/01/01)

                   Vandalia, Missouri, Combined Water and Sewer System Revenue
                     Bonds Series 1990:
       50,000        7.625%, 4/01/06 (Pre-refunded to 4/01/00)                         4/00 at 101        N/R***       53,208
       50,000        7.625%, 4/01/07 (Pre-refunded to 4/01/00)                         4/00 at 101        N/R***       53,208
-------------------------------------------------------------------------------------------------------------------------------
                     Utilities  6.1%

       1,500,000   State Environmental Improvement and Energy Resource                 5/00 at 102            AA    1,592,580
                     Authority (Missouri), Environmental Improvement Revenue
                     Bonds (Union Electric Company Project), Series 1990A,
                     7.400%, 5/01/20

       1,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,         No Opt. Call           AAA      616,695
                     Series O, 0.000%, 7/01/17

       2,000,000   City of Sikeston, Missouri, Electric System Revenue Bonds,         No Opt. Call           AAA    2,333,080
                     1992 Series, 6.200%, 6/01/10

                   City of Sikeston, Missouri, Electric System
                     Revenue Refunding Bonds, 1996 Series:
       2,750,000       6.000%, 6/01/13                                                No Opt. Call           AAA    3,158,925
       1,070,000       6.000%, 6/01/14                                                No Opt. Call           AAA    1,227,675
       6,000,000       6.000%, 6/01/16                                                No Opt. Call           AAA    6,896,340
-------------------------------------------------------------------------------------------------------------------------------
                   Water and Sewer  3.2%
       50,000        Public Water Supply District No. 1 of Carroll                     3/99 at 101           N/R       51,096
                     County, Missouri, Waterworks Revenue Refunding
                     Bonds, Series 1989, 8.000%, 3/01/09

       30,000      Public Water Supply District No. 6 of Clay County,                 No Opt. Call           N/R       30,394
                     Missouri, Revenue Bonds, Series 1988, 8.200%, 6/01/0

       400,000     East Central, Missouri, Water and Sewer Authority, St.              8/00 at 100           N/R      410,070
                     Charles County, Missouri, Water System Refunding Revenue
                     Bonds, Series 1992 (St. Charles County Public Water
                     Supply District No. 2 Project), 7.000%, 8/01/08

       3,600,000   Missouri State Environmental Improvement and                       12/01 at 102           Aa1    3,947,040
                     Energy Resource Authority Water Pollution
                     Control Revenue Bonds, State Revolving
                     Fund - Multiple Participant, Series A, 6.875%, 6/01/14

       2,000,000   State Environmental Improvement and Energy Resources Authority      7/02 at 102           Aa1    2,181,980
                     (State of Missouri), Water Pollution Control Revenue Bonds
                     (State Revolving Fund Program - Multiple Participant), Series
                     1992A, 6.550%, 7/01/14

       600,000     State Environmental Improvement and Energy Resources Authority      7/04 at 102           Aa1      689,364
                     (State of Missouri), Water Pollution Control Revenue
                     Bonds (State Revolving Fund Program - Multiple Participant),
                     Series 1994B, 7.200%, 7/01/16

       200,000     State Environmental Improvement and Energy Resources Authority      1/07 at 101           Aa1      205,110
                     (State of Missouri), Water Pollution Control Revenue
                     Bonds (State Revolving Fund Program - Multiple Participant),
                     Series 1996E, 5.250%, 1/01/19

--------
19

               Portfolio of Investments (Unaudited)

               November 30, 1998

    Principal                                                                              Optional Call                Market
       Amount          Description                                                           Provisions*  Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------
                       Water and Sewer (continued)

 $    595,000          State Environmental Improvement and Energy Resources Authority       10/00 at 102     Aa1  $    639,190
                         (State of Missouri), Water Pollution Control Revenue Bonds (State
                         Revolving Fund Program - City of Springfield Project), Series
                         1990A, 7.000%, 10/01/10

      125,000          City of Osceola, Missouri, Sewer System Refunding and                11/99 at 100     N/R       128,550
                         Improvement Revenue Bonds,
                         Series 1989, 8.000%, 11/01/09
------------------------------------------------------------------------------------------------------------------------------
 $253,195,000          Total Investments -- (cost $236,537,516) -- 99.3%                                           255,533,798
------------------------------------------------------------------------------------------------------------------------------
                       Temporary Investments in Short-Term Municipal Securities -- 0.4%

      300,000          Independence, Missouri, Industrial Development Authority,                            A-1+       300,000
                         Revenue Refunding Bonds (Groves and Graceland), Series A, Variable
                         Rate Demand Bonds, 3.250%, 11/01/27+

      700,000          Missouri State Health and Educational Facilities Authority, Educational            VMIG-1       700,000
                         Facilities Revenue Bonds, Druey College, Series A, Variable Rate Demand
                         Bonds, 3.350%. 8/15/21+
------------------------------------------------------------------------------------------------------------------------------
 $  1,000,000          Total Temporary Investments -- 0.4%                                                           1,000,000
------------------------------------------------------------------------------------------------------------------------------
                       Other Assets Less Liabilities -- 0.3%                                                           755,354
                       -------------------------------------------------------------------------------------------------------
                       Net Assets -- 100%                                                                         $257,289,152
                       -------------------------------------------------------------------------------------------------------

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                     Portfolio of Investments (Unaudited)
                     Nuveen Flagship Wisconsin Municipal Bond Fund November 30, 1998

   Principal                                                                         Optional Call                          Market
      Amount    Description                                                            Provisions*    Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 1.8%

                Community development Authority of the Village
                of Menomomee Falls (Wisconsin), Development
                Revenue Bonds, Series 1996 (Herker Industries, Inc. Project):
$    255,000      5.200%, 3/01/07 (Alternative Minimum Tax)                            3/01 at 103          N/R       $    266,903
     300,000      5.250%, 3/01/08 (Alternative Minimum Tax)                            3/01 at 103          N/R            313,551
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations 3.3%

     475,000    Housing Authority of the City of Ashland (Wisconsin),                  4/08 at 100          Aa3            480,491
                  Student Housing Revenue Bonds, Series 1998 (Northland
                  College Project), 5.100%, 4/01/18

     600,000    University of Puerto Rico, University System Revenue Bonds,        6/05 at 101 1/2          AAA            611,328
                  Series M, 5.250%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
                Health Care 5.3%

     500,000    Puerto Rico Industrial, Tourist, Educational, Medical and              7/05 at 102          AAA            561,285
                  Environmental Control Facilities Financing Authority,
                  Hospital Revenue Bonds, 1995 Series A
                  (Hospital Auxilio Mutuo Obligated Group Project),
                  6.250%, 7/01/24

     450,000    Puerto Rico Industrial, Tourist, Educational, Medical and          8/05 at 101 1/2          AAA            493,983
                  Environmental Control Facilities Financing Authority,
                  Hospital Revenue Refunding Bonds, 1995 Series A
                  (FHA Insured Mortgage Pila Hospital Project),
                  5.875%, 8/01/12

                Redevelopment Authority of the City of Superior,
                  Wisconsin, Revenue Bonds, Series 1994
                (Superior Memorial Hospital Inc. FHA Insured Mortgage Loan):
     100,000      5.300%, 5/01/04                                                      5/02 at 102           AA            105,942
     210,000      5.300%, 11/01/04                                                     5/02 at 102           AA            222,478
     150,000      5.600%, 11/01/07                                                     5/02 at 102           AA            159,345
     175,000      5.700%, 11/01/09                                                     5/02 at 102           AA            187,646
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily 8.4%

                Housing Authority of Dane County, Wisconsin, Multifamily
                Housing Revenue Bonds (Forest Harbor Apartments Project):
      25,000      5.900%, 7/01/12                                                     No Opt. Call          N/R             26,165
      50,000      5.950%, 7/01/13                                                     No Opt. Call          N/R             52,079
      50,000      6.000%, 7/01/14                                                     No Opt. Call          N/R             51,854

     425,000    Community Development Authority of the City of Madison,               12/02 at 102          N/R            441,146
                  Wisconsin, Multifamily Housing Revenue Bonds
                  (Nichols Station II Project), 4.950%, 12/01/07

     200,000    Redevelopment Authority of the City of Milwaukee,                      8/07 at 102          N/R            210,614
                  Wisconsin, Multifamily Housing Revenue
                  Bonds, Series 1993 (FHA Insured Mortgage Loan City Hall
                  Square Apartments Project), 5.000%, 8/01/22
                  (Alternative Minimum Tax)

     500,000    Housing Authority of the City of Sheboygan (Wisconsin),               No Opt. Call          AAA            508,635
                  Multifamily Revenue Refunding Bonds,
                  Series 1998A (Lake Shore Apartments), 5.100%, 11/20/26

     300,000    Walworth County (Wisconsin), Housing Authority, Housing Revenue        9/05 at 102          N/R            309,624
                  Bonds, Series 1997 (FHA Insured Mortgage Loan - Kiwanis
                  Heritage, Inc. Senior Apartments Project), 5.550%, 9/01/22

                Housing Authority of the City of Waukesha, Wisconsin,
                Multifamily Housing Revenue Refunding Bonds, Series 1996A
                (GNMA Collateralized Mortgage Loan  Westgrove Woods Project):
     350,000      5.800%, 12/01/18 (Alternative Minimum Tax)                          12/06 at 102          AAA            369,009
     750,000      6.000%, 12/01/31 (Alternative Minimum Tax)                          12/06 at 102          AAA            795,735
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family 4.4%

   1,000,000    Guam Housing Corporation, Single Family Mortgage Revenue Bonds        No Opt. Call          AAA          1,092,700
                  (Guaranteed Mortgage-Backed Securities Program),
                  1998 Series A, 5.750%, 9/01/31 (Alternative Minimum Tax)

     205,000    Puerto Rico Housing Bank and Finance Agency, Affordable Housing        4/05 at 102          AAA            217,388
                  Mortgage Subsidy Program, Single Family Mortgage Revenue Bonds,
                  Portfolio I, 6.250%, 4/01/29 (Alternative Minimum Tax)

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Wisconsin Municipal Bond Fund (continued) November 30, 1998


     Principal                                                                               Optional Call                   Market
        Amount         Description                                                             Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                       Housing/Single Family (continued)

   $   130,000         Virgin Islands Housing Finance Authority, Single Family                 3/05 at 102         AAA   $   139,802
                        Mortgage Revenue Refunding Bonds (GNMA Mortgage Backed
                        Securities Program), 1995 Series A, 6.450%, 3/01/16
                        (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                       Industrial/Other - 0.5%

       150,000         Redevelopment Authority of the City of Milwaukee (Wisconsin),          12/01 at 102          A+       153,893
                        Redevelopment Revenue Refunding Bonds, Job Opportunity Bond
                        Program (Veterans Housing Projects), Series 1996,
                        4.500%, 12/01/02
------------------------------------------------------------------------------------------------------------------------------------
                       Long Term Care - 8.9%

                       Housing Authority of Sheboygan County, Wisconsin, Housing
                       Revenue Refunding Bonds (Rocky Knoll Health Center Project),
                       Series 1994:
       150,000          5.300%, 12/01/17                                                      12/04 at 100          A1       151,650
       195,000          5.300%, 12/01/18                                                      12/04 at 100          A1       196,845
       395,000          5.300%, 12/01/19                                                      12/04 at 100          A1       398,128
     1,000,000         Housing Authority of the City of Superior, Wisconsin,                   7/04 at 102         N/R     1,054,030
                        Hospital Revenue Refunding Bonds, Series 1996 (GNMA
                        Collateralized St. Francis Home, Inc. Project),
                        6.150%, 7/20/31

     1,120,000         Waukesha County Housing Authority, Housing Revenue                     12/03 at 102         N/R     1,130,562
                        Refunding Bonds, Series 1998 (The Arboretum Project),
                        5.250%, 12/01/21  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                       Tax Obligation/General - 5.5%

       250,000         Government of Guam, General Obligation Bonds,                          11/03 at 102         BBB       253,130
                        Series 1993A, 5.400%, 11/15/18
     1,300,000         Commonwealth of Puerto Rico, Public Improvement                     7/07 at 101 1/2           A     1,347,866
                        Bonds of 1997, 5.375%, 7/01/25
       200,000         Commonwealth of Puerto Rico, Public Improvement                         7/08 at 101           A       198,658
                        Refunding Bonds, Series 1998 (General Obligation Bonds),
                        5.000%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
                       Tax Obligation/Limited - 42.7%

     1,500,000         Community Development Authority of the City of Cudahy                   6/06 at 100         N/R     1,597,230
                        (Wisconsin), Redevelopment Lease Revenue Bonds,
                        Series 1995, 6.000%, 6/01/11
     1,500,000         Community Development Authority of the City of Glendale,                9/08 at 100         N/R     1,547,025
                        Wisconsin, Community Development Lease Revenue Bonds,
                        Series 1998A, 5.400%, 9/01/18
       850,000         Government of Guam, Limited Obligation Infrastructure                  11/07 at 102         AAA       861,756
                        Improvement Bonds, 1997 Series A, 5.000%, 11/01/17
       300,000         Community Development Authority of the City of Madison,                 3/05 at 100         Aa2       327,762
                        Wisconsin, Lease Revenue Bonds, Series 1995 (Monona Terrace
                        Community and Convention Center Project), 6.100%, 3/01/10
       200,000         Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,          7/06 at 101 1/2           A       201,582
                        Series 1995, Guaranteed by the Commonwealth of Puerto Rico,
                        5.000%, 7/01/15
       320,000         Puerto Rico Highway and Transportation Authority,                   7/02 at 101 1/2           A       350,547
                        Highway Revenue Bonds, 1992 Series V,
                        6.625%, 7/01/12
       600,000         Puerto Rico Highway and Transportation Authority,                   7/06 at 101 1/2           A       628,884
                        Highway Revenue Bonds, Series Y of 1996,
                        5.500%, 7/01/26

                       Puerto Rico Highway and Transportation Authority,
                       Transportation Revenue Bonds, (Series A):
     1,000,000           0.000%, 7/01/17                                                      No Opt. Call         AAA       411,130
     1,200,000           5.000%, 7/01/38                                                       7/08 at 101           A     1,182,636
       750,000         Puerto Rico Infrastructure Financing Authority,                         1/08 at 101         AAA       763,718
                        Bonds, Series 1997A, 5.000%, 7/01/17
       600,000         Puerto Rico Public Buildings Authority, Public                      7/03 at 101 1/2           A       637,950
                        Education and Health Facilities Refunding Bonds,
                        Series M, Guaranteed by the Commonwealth of Puerto Rico,
                        5.750%, 7/01/15
     1,250,000         Puerto Rico Public Buildings Authority, Government Facilities       7/07 at 101 1/2           A     1,271,788
                        Revenue Bonds, Series B, Guaranteed by the Commonwealth
                        of Puerto Rico, 5.250%, 7/01/21

                       Southeast Wisconsin Professional Baseball Park District,
                       Sales Tax Revenue Bonds, Series 1997:
     1,390,000          0.000%, 12/15/27                                                      No Opt. Call         AAA       319,255
     1,000,000          0.000%, 12/15/29                                                      No Opt. Call         AAA       207,560


     Principal                                                                                 Optional Call
        Amount               Description                                                         Provisions*      Ratings**  Value
------------------------------------------------------------------------------------------------------------------------------------
                             Tax Obligation/Limited (continued)

   $   500,000               Southeast Wisconsin, Professional Baseball Park District,            No Opt. Call      AAA  $   546,670
                               Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26

       375,000               Waterfront Redevelopment Authority of the City of Sturgeon           10/08 at 100      N/R      372,690
                               Bay, Wisconsin, Redevelopment Lease Revenue Bonds, Series
                               1998A, 5.200%, 10/01/21

       600,000               Virgin Islands Public Finance Authority, Revenue and Refunding       No Opt. Call      BBB      616,242
                               Bonds (Virgin Islands Matching Fund Loan Notes), Series 1998A
                               (Senior Lien/Refunding), 5.625%, 10/01/25

       500,000               Wauwatosa Redevelopment Authority, Milwaukee County,                 12/07 at 100      AAA      543,685
                               Wisconsin, Redevelopment Authority Lease Revenue Bonds,
                               Series 1997, 5.650%, 12/01/16

     1,000,000               Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,       12/06 at 101        A    1,068,770
                               Series 1996B, 5.700%, 12/15/20

     1,500,000               Wisconsin Center District, Senior Dedicated Tax Revenue Bonds,       No Opt. Call      AAA      582,465
                               Series 1996A, 0.000%, 12/15/17
------------------------------------------------------------------------------------------------------------------------------------
                             Transportation  1.6%

       500,000               Puerto Rico Ports Authority, Special Facilities Revenue Bonds,        6/06 at 102      BBB      538,780
                               1996 Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                               (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                             U.S. Guaranteed  8.7%

       590,000               Commonwealth of Puerto Rico, Public Improvement Bonds of 1992     7/02 at 101 1/2      AAA      660,812
                               (General Obligation Bonds), 6.800%, 7/01/21 (Pre-refunded
                               to 7/01/02)

       145,000               Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/04 at 102  BBB+***      165,702
                               Series 1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

                             Southeast Wisconsin, Professional Baseball Park District,
                               Sales Tax Revenue Bonds, Series 1996:
       225,000                 5.650%, 12/15/16 (Pre-refunded to 3/13/07)                          3/07 at 101      AAA      250,297
     1,600,000                 5.800%, 12/15/26 (Pre-refunded to 3/13/07)                          3/07 at 101      AAA    1,800,176
------------------------------------------------------------------------------------------------------------------------------------
                             Utilities  8.1%

       315,000               Guam Power Authority, Revenue Bonds, 1992 Series A, 6.300%,          10/02 at 102      BBB      337,957
                               10/01/22

     1,085,000               Guam Power Authority, Revenue Bonds, 1993 Series A, 5.250%,          10/03 at 102      BBB    1,088,939
                               10/01/23

       115,000               Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/04 at 102     BBB+      125,256
                               Series T, 6.000%, 7/01/16

       300,000               Puerto Rico Electric Power Authority, Power Revenue Refunding         7/05 at 100     BBB+      303,396
                               Bonds, Series Z, 5.250%, 7/01/21

       650,000               Puerto Rico Electric Power Authority, Power Revenue Bonds,        7/07 at 101 1/2      AAA      678,785
                               Series AA, 5.375%, 7/01/27

       125,000               Puerto Rico Telephone Authority, Revenue Refunding Bonds,         1/03 at 101 1/2       A+      131,839
                               Series M, 5.400%, 1/01/08
------------------------------------------------------------------------------------------------------------------------------------
   $34,545,000               Total Investments -- (cost $31,027,698) -- 99.2%                                             32,623,749
------------------------------------------------------------------------------------------------------------------------------------
                             Other Assets Less Liabilities  0.8%                                                             275,958
                             -------------------------------------------------------------------------------------------------------
                             Net Assets  100%                                                                            $32,899,707
                             =======================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Statement of Net Assets (Unaudited)
                        November 30, 1998


                                                                       Kansas      Missouri     Wisconsin
---------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $118,592,390  $255,533,798   $32,623,749
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)       1,000,000     1,000,000            --
Cash                                                                       --       569,522            --
Receivables:
   Interest                                                         1,573,454     4,675,041       574,347
   Investments sold                                                   190,593       580,500            --
   Shares sold                                                      2,225,761       122,786         9,855
Other assets                                                           91,020       152,101        19,548
---------------------------------------------------------------------------------------------------------
  Total assets                                                    123,673,218   262,633,748    33,227,499
---------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                      1,587,047            --       174,016
Payables:
   Investments purchased                                                   --     4,683,681            --
   Shares redeemed                                                     77,650        10,067        42,000
Accrued expenses:
   Management fees (note 6)                                            37,548       114,266         3,022
   12b-1 distribution and service fees (notes 1 and 6)                 24,219        49,818         8,229
   Other                                                               31,359        83,873        16,017
Dividends payable                                                     187,231       402,891        84,508
---------------------------------------------------------------------------------------------------------
  Total liabilities                                                 1,945,054     5,344,596       327,792
---------------------------------------------------------------------------------------------------------
Net assets (note 7)                                              $121,728,164  $257,289,152   $32,899,707
=========================================================================================================
Class A Shares (note 1)
Net assets                                                       $112,747,739  $241,209,520   $27,386,289
Shares outstanding                                                 10,503,552    21,269,460     2,627,648
Net asset value and redemption price per share                   $      10.73  $      11.34   $     10.42
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $      11.20  $      11.84   $     10.88
=========================================================================================================
Class B Shares (note 1)
Net assets                                                       $  5,143,834  $  3,880,622   $ 3,028,090
Shares outstanding                                                    482,151       342,362       289,743
Net asset value, offering and redemption price per share         $      10.67  $      11.33   $     10.45
=========================================================================================================
Class C Shares (note 1)
Net assets                                                       $  3,780,171  $ 12,183,619   $ 2,378,761
Shares outstanding                                                    351,493     1,075,127       227,794
Net asset value, offering and redemption price per share         $      10.75  $      11.33   $     10.44
=========================================================================================================
Class R Shares (note 1)
Net assets                                                       $     56,420  $     15,391   $   106,567
Shares outstanding                                                      5,227         1,357        10,193
Net asset value, offering and redemption price per share         $      10.79  $      11.34   $     10.45
=========================================================================================================


                                  See accompanying notes to financial statements

                           ---

           Statement of Operations (Unaudited)
           Six Months Ended November 30, 1998

                                                                              Kansas      Missouri    Wisconsin
----------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                $3,113,305    $7,201,265   $  803,263
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                     311,199       683,797       84,571
12b-1 service fees--Class A (notes 1 and 6)                                  106,370       237,030       26,377
12b-1 distribution and service fees--Class B (notes 1 and 6)                  19,099        13,176       10,662
12b-1 distribution and service fees--Class C (notes 1 and 6)                  10,204        44,013        7,780
Shareholders' servicing agent fees and expenses                               33,566        67,782       24,787
Custodian's fees and expenses                                                 22,416        16,984       13,605
Trustees' fees and expenses (note 6)                                           1,715         1,800        1,344
Professional fees                                                              8,997        17,814        4,319
Shareholders' reports--printing and mailing expenses                          14,707        39,102       15,011
Federal and state registration fees                                            3,528         4,952        5,966
Other expenses                                                                 3,178         7,736          492
----------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                  534,979     1,134,186      194,914
 Expense reimbursement (note 6)                                             (108,357)           --      (75,784)
----------------------------------------------------------------------------------------------------------------
Net expenses                                                                 426,622     1,134,186      119,130
----------------------------------------------------------------------------------------------------------------
Net investment income                                                     2,686,683     6,067,079      684,133
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)        266,143       541,393       (9,764)
Net change in unrealized appreciation or depreciation of investments       1,113,663     1,857,695      445,196
----------------------------------------------------------------------------------------------------------------
Net gain from investments                                                  1,379,806     2,399,088      435,432
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                $4,066,489    $8,466,167   $1,119,565
===============================================================================================================

                                 See accompanying notes to financial statements.

            ---
            25

Statement of Changes in Net Assets (Unaudited)


                                                                       Kansas                                Missouri
                                                       ------------------------------------  --------------------------------------
                                                       Six Months Ended          Year Ended   Six Months Ended          Year Ended
                                                               11/30/98             5/31/98           11/30/98             5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $  2,686,683        $  4,985,423       $  6,067,079        $ 12,020,586
Net realized gain from investment transactions
 (notes 1 and 4)                                                266,143             219,884            541,393           1,812,321
Net change in unrealized appreciation or
 depreciation of investments                                  1,113,663           3,771,101          1,857,695           7,426,322
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    4,066,489           8,976,408          8,466,167          21,259,229
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                    (2,570,431)         (4,879,573)        (5,776,702)        (11,520,934)
  Class B                                                       (81,974)            (74,108)           (56,919)            (44,804)
  Class C                                                       (58,391)            (28,659)          (255,122)           (452,917)
  Class R                                                        (1,192)               (638)              (614)             (2,126)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                (2,711,988)         (4,982,978)        (6,089,357)        (12,020,781)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                             17,423,247          19,450,846         16,846,472          29,016,642
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                             1,219,578           2,514,735          2,704,531           6,950,162
-----------------------------------------------------------------------------------------------------------------------------------
                                                             18,642,825          21,965,581         19,551,003          35,966,804
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                      (5,453,359)        (15,361,968)       (11,065,205)        (26,158,524)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
 transactions                                                13,189,466           6,603,613          8,485,798           9,808,280
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   14,543,967          10,597,043         10,862,608          19,046,728
Net assets at the beginning of period                       107,184,197          96,587,154        246,426,544         227,379,816
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $121,728,164        $107,184,197       $257,289,152        $246,426,544
===================================================================================================================================
Balance of undistributed (over-distributed) net
 investment income at end of period                        $    (22,859)       $      2,446       $    (18,919)       $      3,359
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                               Wisconsin
                                                                                  --------------------------------
                                                                                  Six Months Ended     Year Ended
                                                                                          11/30/98        5/31/98
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                  $   684,133    $   944,621
Net realized gain (loss) from investment transactions (notes 1 and 4)                       (9,764)         1,965
Net change in unrealized appreciation or depreciation of investments                       445,196        867,069
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                               1,119,565      1,813,655
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                  (610,987)      (888,945)
 Class B                                                                                   (42,721)       (30,662)
 Class C                                                                                   (41,517)       (21,939)
 Class R                                                                                    (1,345)        (2,181)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                 (696,570)      (943,727)
------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                         5,436,409     13,525,996
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                                          463,103        586,627
------------------------------------------------------------------------------------------------------------------
                                                                                         5,899,512     14,112,623
------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                 (1,023,328)    (1,522,817)
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                  4,876,184     12,589,806
------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               5,299,179     13,459,734
Net assets at the beginning of period                                                   27,600,528     14,140,794
------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                        $32,899,707    $27,600,528
------------------------------------------------------------------------------------------------------------------
Balance of undistributed (over-distributed) net investment income at end of period     $   (11,517)   $       920
------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kansas Municipal Bond Fund ("Kansas"), the Nuveen Flagship Missouri Municipal Bond Fund ("Missouri") and the Nuveen Flagship Wisconsin Municipal Bond Fund ("Wisconsin") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, Missouri had outstanding when-issued purchase commitments of $4,509,019. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1998.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                                  Kansas
                                                                         ------------------------------------------------------
                                                                              Six Months Ended              Year Ended
                                                                                  11/30/98                    5/31/98
                                                                         ------------------------------------------------------
                                                                            Shares        Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                1,234,783   $13,202,881    1,446,744   $ 15,169,400
  Class B                                                                  185,450     1,971,843      246,506      2,575,382
  Class C                                                                  205,904     2,204,628      154,351      1,624,614
  Class R                                                                    4,103        43,895        7,647         81,450
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                  103,703     1,106,914      235,108      2,451,515
  Class B                                                                    7,555        79,933        4,460         46,453
  Class C                                                                    2,962        31,732        1,567         16,481
  Class R                                                                       93           999           27            286
-------------------------------------------------------------------------------------------------------------------------------
                                                                         1,744,553    18,642,825    2,096,410     21,965,581
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                 (474,545)   (5,059,211)  (1,456,152)   (15,220,254)
  Class B                                                                  (17,991)     (190,056)      (3,593)       (37,812)
  Class C                                                                  (18,893)     (202,961)      (3,309)       (34,615)
  Class R                                                                     (104)       (1,131)      (6,549)       (69,287)
-------------------------------------------------------------------------------------------------------------------------------
                                                                          (511,533)   (5,453,359)  (1,469,603)   (15,361,968)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                             1,233,020   $13,189,466      626,807   $  6,603,613
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Missouri
                                                                          -------------------------------------------------------
                                                                               Six Months Ended               Year Ended
                                                                                   11/30/98                     5/31/98
                                                                          -------------------------------------------------------
                                                                             Shares         Amount       Shares         Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                                1,147,087   $ 12,980,687    2,105,625   $ 23,418,825
   Class B                                                                  192,981      2,174,998      131,214      1,466,418
   Class C                                                                  150,054      1,690,787      371,741      4,116,750
   Class R                                                                       --             --        1,309         14,649
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                  215,680      2,436,739      594,998      6,583,121
   Class B                                                                    5,988         67,494        2,790         31,032
   Class C                                                                   17,728        199,687       30,239        333,908
   Class R                                                                       54            611          189          2,101
---------------------------------------------------------------------------------------------------------------------------------
                                                                          1,729,572     19,551,003    3,238,105     35,966,804
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                                 (877,983)    (9,902,926)  (2,183,973)   (24,315,900)
   Class B                                                                   (5,934)       (66,989)     (26,702)      (298,879)
   Class C                                                                  (95,122)    (1,068,609)    (137,556)    (1,532,745)
   Class R                                                                   (2,376)       (26,681)        (976)       (11,000)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           (981,415)   (11,065,205)  (2,349,207)   (26,158,524)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                748,157   $  8,485,798      888,898   $  9,808,280
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wisconsin
                                                                          -------------------------------------------------------
                                                                               Six Months Ended               Year Ended
                                                                                   11/30/98                     5/31/98
                                                                          -------------------------------------------------------
                                                                             Shares         Amount       Shares         Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                                  301,140   $  3,106,102    1,023,987   $ 10,392,120
   Class B                                                                  116,224      1,209,811      185,214      1,883,674
   Class C                                                                  102,723      1,060,340      123,287      1,250,046
   Class R                                                                    5,768         60,156           15            156
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                   38,709        400,950       54,801        552,761
   Class B                                                                    2,921         30,283        1,536         15,642
   Class C                                                                    2,961         30,770        1,578         16,051
   Class R                                                                      106          1,100          215          2,173
---------------------------------------------------------------------------------------------------------------------------------
                                                                            570,552      5,899,512    1,390,633     14,112,623
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                                  (76,938)      (796,267)    (143,260)    (1,453,452)
   Class B                                                                  (11,469)      (118,677)      (6,763)       (69,320)
   Class C                                                                  (10,501)      (108,276)          (4)           (45)
   Class R                                                                      (11)          (108)          --             --
---------------------------------------------------------------------------------------------------------------------------------
                                                                            (98,919)    (1,023,328)    (150,027)    (1,522,817)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                471,633   $  4,876,184    1,240,606   $ 12,589,806
---------------------------------------------------------------------------------------------------------------------------------

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 21, 1998, to shareholders of record on December 9, 1998, as follows:

                                                                                Kansas          Missouri         Wisconsin
---------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                      $.0425            $.0460            $.0400
   Class B                                                                       .0360             .0390             .0335
   Class C                                                                       .0380             .0410             .0355
   Class R                                                                       .0450             .0480             .0420
---------------------------------------------------------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1998, were as follows:

                                                                     Kansas              Missouri             Wisconsin
----------------------------------------------------------------------------------------------------------------------------
Purchases:
 Investments in municipal securities                            $30,101,089           $24,061,832            $4,748,120
 Temporary municipal investments                                  4,500,000             1,000,000             1,000,000
Sales:
 Investments in municipal securities                             19,277,662            15,198,732             1,040,095
 Temporary municipal investments                                  3,500,000                    --             1,000,000
----------------------------------------------------------------------------------------------------------------------------

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds' last fiscal year end, the Funds' had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                     Kansas              Missouri             Wisconsin
----------------------------------------------------------------------------------------------------------------------------
Expiration Year:
 2003                                                            $4,627,546              $736,992                $   --
 2004                                                                    --                    --                 5,196
----------------------------------------------------------------------------------------------------------------------------
Total                                                            $4,627,546              $736,992                $5,196
----------------------------------------------------------------------------------------------------------------------------

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1998, were as follows:

                                                                     Kansas              Missouri             Wisconsin
----------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
 appreciation                                                    $9,421,713           $19,021,213            $1,598,361
 depreciation                                                        (9,180)              (24,931)               (2,310)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                      $9,412,533           $18,996,282            $1,596,051
----------------------------------------------------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                   Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily agree to reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1998, the Distributor collected sales charges on purchases of Class A Shares the majority of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                      Kansas       Missouri       Wisconsin
--------------------------------------------------------------------------------
Commission advances                $ 124,902      $ 144,503        $ 69,274
--------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1998, the Distributor retained such 12b-1 fees as follows:

                                      Kansas       Missouri       Wisconsin
--------------------------------------------------------------------------------
12b-1 fees retained                 $ 27,309       $ 29,588        $ 17,177
--------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 1998, as follows:

                                      Kansas       Missouri       Wisconsin
--------------------------------------------------------------------------------
CDSC retained                       $  7,947       $ 11,820        $  2,779
--------------------------------------------------------------------------------

7. Composition of Net Assets
At November 30, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                             Kansas        Missouri      Wisconsin
-----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                        $116,704,311    $238,516,724    $31,330,133
Balance of undistributed (over-distributed) net investment income                           (22,859)        (18,919)       (11,517)
Accumulated net realized gain (loss) from investment transactions                        (4,365,821)       (204,935)       (14,960)
Net unrealized appreciation of investments                                                9,412,533      18,996,282      1,596,051
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $121,728,164    $257,289,152    $32,899,707
-----------------------------------------------------------------------------------------------------------------------------------

                        Financial Highlights (Unaudited)


      Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)
                              Investment Operations              Less Distributions
                         ---------------------------------   --------------------------

Kansas**                                     Net
                                       Realized/
                                      Unrealized
               Beginning        Net      Invest-                 Net                      Ending
                     Net     Invest-        ment             Invest-                         Net
Year Ended         Asset       ment         Gain                ment   Capital             Asset         Total
May 31,            Value Income (a)       (Loss)     Total    Income      Gain    Total    Value    Return (b)
------------------------------------------------------------------------------------------------------------------
Class A (1/92)
    1999 (d)      $10.60       $.26        $ .13      $.39    $(.26)   $    --   $(.26)   $10.73          3.70%
    1998           10.19        .52          .41       .93     (.52)        --    (.52)    10.60          9.32
    1997            9.83        .53          .36       .89     (.53)        --    (.53)    10.19          9.21
    1996           10.01        .54         (.18)      .36     (.54)        --    (.54)     9.83          3.63
    1995            9.83        .55          .18       .73     (.55)        --    (.55)    10.01          7.80
    1994           10.38        .56         (.46)      .10     (.58)      (.07)+  (.65)     9.83           .62

Class B (2/97)
    1999 (d)       10.54        .22          .13       .35     (.22)        --    (.22)    10.67          3.35
    1998           10.13        .44          .41       .85     (.44)        --    (.44)    10.54          8.57
    1997 (c)       10.23        .13         (.12)      .01     (.11)        --    (.11)    10.13           .13

Class C (2/97)
    1999 (d)       10.63        .23          .12       .35     (.23)        --    (.23)    10.75          3.34
    1998           10.21        .47          .42       .89     (.47)        --    (.47)    10.63          8.85
    1997 (c)       10.18        .15          .04       .19     (.16)        --    (.16)    10.21          1.85

Class R (2/97)
    1999 (d)       10.66        .27          .13       .40     (.27)        --    (.27)    10.79          3.81
    1998           10.22        .56          .43       .99     (.55)        --    (.55)    10.66          9.84
    1997 (c)       10.20        .18         (.02)      .16     (.14)        --    (.14)    10.22          1.55

                                  Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Kansas**                                                 Ratio                           Ratio
                                                        of Net                          of Net
                                     Ratio of       Investment        Ratio of      Investment
                                     Expenses           Income        Expenses       Income to
                                   to Average       to Average      to Average         Average
                                   Net Assets       Net Assets      Net Assets      Net Assets
                                       Before           Before          Before           After     Portfolio
Year Ended     Ending Net          Reimburse-       Reimburse-      Reimburse-      Reimburse-      Turnover
May 31,      Assets (000)                ment             ment        ment (a)        ment (a)          Rate
--------------------------------------------------------------------------------------------------------------
Class A (1/92)
    1999 (d)     $112,748               .91%*             4.59%*           .71%*          4.79%*        17%
    1998          102,217               .90               4.79             .71            4.98          13
    1997           95,891              1.03               4.89             .68            5.24          40
    1996           96,694              1.08               4.80             .57            5.31          55
    1995           83,683              1.10               5.11             .54            5.67          72
    1994           80,060              1.06               4.57             .26            5.37          93

Class B (2/97)
    1999 (d)        5,144              1.66*              3.85*           1.47*           4.04*         17
    1998            3,238              1.65               4.02            1.45            4.22          13
    1997 (c)          605              1.65*              4.24*           1.27*           4.62*         40

Class C (2/97)
    1999 (d)        3,780              1.46*              4.06*           1.27*           4.25*         17
    1998            1,716              1.44               4.21            1.24            4.41          13
    1997 (c)           91              1.45*              4.49*           1.09*           4.85*         40

Class R (2/97)
    1999 (d)           56               .71*              4.81*            .52*           5.00*         17
    1998               12               .70               4.97             .51            5.16          13
    1997 (c)           --               .08*              6.53*            .--            6.61*         40


*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kansas.
+ The amount shown reflects a distribution in excess of capital gains of $.05 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.
(d) For the six months ended November 30, 1998.

    ----
    33

                            Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                         Investment Operations                    Less Distributions
                                  ------------------------------------     -------------------------------
MISSOURI**                                             Net
                                                 Realized/
                                                Unrealized
                    Beginning           Net        Invest-                     Net                             Ending
                          Net       Invest-           ment                 Invest-                                Net
Year Ended              Asset          ment           Gain                    ment      Capital                 Asset       Total
May 31,                 Value     Income(a)         (Loss)       Total      Income         Gain      Total      Value   Return(b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (8/87)
    1999(d)            $11.23          $.27          $ .12       $ .39       $(.28)        $ --      $(.28)    $11.34        3.47%
    1998                10.80           .56            .43         .99        (.56)          --       (.56)     11.23        9.32
    1997                10.51           .56            .29         .85        (.58)          --       (.58)     10.80        8.29
    1996                10.72           .58           (.21)        .37        (.58)          --       (.58)     10.51        3.51
    1995                10.50           .60            .22         .82        (.60)          --       (.60)     10.72        8.19
    1994                10.87           .61           (.34)        .27        (.61)        (.03)+     (.64)     10.50        2.42
Class B (2/97)
    1999(d)             11.23           .23            .10         .33        (.23)          --       (.23)     11.33        3.00
    1998                10.80           .47            .44         .91        (.48)          --       (.48)     11.23        8.53
    1997(c)             10.81           .16           (.01)        .15        (.18)          --       (.18)     10.80        1.40
Class C (2/94)
    1999(d)             11.23           .24            .11         .35        (.25)          --       (.25)     11.33        3.10
    1998                10.80           .50            .43         .93        (.50)          --       (.50)     11.23        8.74
    1997                10.50           .51            .29         .80        (.50)          --       (.50)     10.80        7.80
    1996                10.72           .51           (.21)        .30        (.52)          --       (.52)     10.50        2.84
    1995                10.50           .53            .23         .76        (.54)          --       (.54)     10.72        7.80
    1994(c)             11.33           .02           (.83)       (.81)       (.02)          --       (.02)     10.50      (17.82)*
Class R (2/97)
    1999(d)             11.23           .28            .12         .40        (.29)          --       (.29)     11.34        3.58
    1998                10.80           .58            .43        1.01        (.58)          --       (.58)     11.23        9.56
    1997(c)             10.90           .17           (.12)        .05        (.15)          --       (.15)     10.80         .43

------------------------------------------------------------------------------------------------------------------------------------
                                                                Ratios/Supplemental Data
                                 ---------------------------------------------------------------------------------
                                                                   Ratio                        Ratio
                                                                  of Net                       of Net
                                                 Ratio of     Investment       Ratio of    Investment
                                                 Expenses         Income       Expenses     Income to
                                               to Average     to Average     to Average       Average
                                               Net Assets     Net Assets     Net Assets    Net Assets
                                                   Before         Before          After         After    Portfolio
Year Ended                       Ending Net    Reimburse-     Reimburse-     Reimburse-    Reimburse-     Turnover
May 31,                          Assets(000)         ment           ment        ment(a)       ment(a)         Rate
------------------------------------------------------------------------------------------------------------------
Class A (8/87)
    1999(d)                        $241.210           .87%          4.88%          .87%         4.88%*           6%
    1998                            233,458           .87           5.02           .87          5.02            19
    1997                            218,924          1.00           5.13           .86          5.27            41
    1996                            212,717          1.05           5.12           .80          5.37            38
    1995                            205,089          1.08           5.37           .67          5.78            40
    1994                            187,347          1.06           5.08           .62          5.52            34
Class B (2/97)
    1999(d)                           3,881          1.62*          4.11*         1.62*         4.11*            6
    1998                              1,677          1.82           4.25          1.62          4.25            19
    1997(c)                             454          1.82*          4.42*         1.45*         4.59*           41
Class C (2/94)
    1999(d)                          12,184          1.42*          4.31*         1.42*         4.31*            8
    1998                             11,253          1.42           4.47          1.42          4.47            19
    1997                              7,968          1.55           4.57          1.40          4.72            41
    1996                              6,220          1.80           4.54          1.35          4.79            38
    1995                              3,989          1.83           4.76          1.20          5.19            40
    1994(c)                           1,877          1.81*          3.98*         1.15*         4.44*           34
Class R (2/97)
    1999(d)                              15           .68*          5.06*          .68*         5.06*            6
    1998                                 41           .87           6.22           .87          5.22            19
    1997(c)                              34           .87*          5.53*          .55*         5.65*           41

------------------------------------------------------------------------------------------------------------------

*   Annualized
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.
+ The amount shown reflects a distribution in excess of capital gains of $.01 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.
(d) For the six months ended November 30, 1998.

               Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)
                                        Investment Operations                  Less Distributions
                                 -----------------------------------   ----------------------------------
WISCONSIN**
                                                       Net
                                                 Realized/
                  Beginning                     Unrealized                                                    Ending
                        Net            Net      Investment                     Net                               Net
Year Ended           Assets     Investment            Gain              Investment     Capital                 Asset          Total
May 31,               Value     Income (a)          (Loss)     Total        Income        Gain      Total      Value      Return(b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/94)
  1999 (d)           $10.28           $.24           $ .14     $ .38        $(.24)        $ --     $(.24)     $10.42          3.74%
  1998                 9.80            .49             .49       .98         (.50)          --      (.50)      10.28         10.19
  1997                 9.61            .51             .19       .70         (.51)          --      (.51)       9.80          7.40
  1996                 9.79            .50            (.18)      .32         (.50)          --      (.50)       9.61          3.35
  1995 (c)             9.58            .49             .21       .70         (.49)          --      (.49)       9.79          7.36*

Class B (2/97)
  1999 (d)            10.31            .20             .14       .34         (.20)          --      (.20)      10.45          3.34
  1998                 9.82            .42             .49       .91         (.42)          --      (.42)      10.31          9.46
  1997 (c)             9.87            .12            (.06)      .06         (.11)          --      (.11)       9.82           .60

Class C (2/97)
  1999 (d)            10.30            .21             .14       .35         (.21)          --      (.21)      10.44          3.46
  1998                 9.82            .44             .49       .93         (.45)          --      (.45)      10.30          9.59
  1997 (c)             9.87            .13            (.07)      .06         (.11)          --      (.11)       9.82           .65

Class R (2/97)
  1999 (d)            10.31            .25             .14       .39         (.25)          --      (.25)      10.45          3.83
  1998                 9.82            .53             .48      1.01         (.52)          --      (.52)      10.31         10.47
  1997 (c)             9.87            .15            (.07)      .08         (.13)          --      (.13)       9.82           .84
------------------------------------------------------------------------------------------------------------------------------------
                                                           Ratios/Supplemental Data
                    -------------------------------------------------------------------------------------------------
                                                             Ratio                               Ratio
                                                            of Net                              of Net
                                         Ratio of       Investment          Ratio of        Investment
                                         Expenses           Income          Expenses            Income
                                       to Average       to Average        to Average        to Average
                                       Net Assets       Net Assets        Net Assets        Net Assets     Portfolio
Year Ended            Ending Net           Before           Before             After            Before      Turnover
May 31,             Assets (000)    Reimbursement    Reimbursement  Reimbursement(a)  Reimbursement(a)          Rate
---------------------------------------------------------------------------------------------------------------------
Class A (6/94)
  1999 (d)               $27,386             1.16%*           4.04%*             .68%*            4.54%*           3%
  1998                    24,313             1.36             4.06               .55              4.87            10
  1997                    14,004             1.61             4.10               .51              5.20            42
  1996                    12,370             1.51             4.15               .64              5.02            47
  1995 (c)                 8,278             2.31*            3.33*              .39*             5.25*           52

Class B (2/97)
  1999 (d)                 3,028             1.93*            3.30*             1.44*             3.79*            3
  1998                     1,877             2.08             3.28              1.32              4.04            10
  1997 (c)                    20             2.18*            3.57*              .94*             4.81*           42

Class C (2/97)
  1999 (d)                 2,379             1.73*            3.51*             1.24*             4.00*            3
  1998                     1,366             1.89             3.47              1.11              4.25            10
  1997 (c)                    76             1.98*            3.62*              .69*             4.91*           42

Class R (2/97)
  1999 (d)                  107               .97*            4.25*              .49*             4.73*            3
  1998                       45              1.12             4.28               .32              5.08            10
  1997 (c)                   40              1.28*            4.39*               --              5.67*           42
---------------------------------------------------------------------------------------------------------------------

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Wisconsin.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.
(d) For the six months ended November 30, 1998.


                        ---

Building a Better Portfolio

Can Make You a Successful Investor



Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds
Long-Term

Insured

Intermediate-Term

Limited-Term

State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

                               Fund Information




Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

    1898
NUVEEN
    1998
OUR SECOND CENTURY
  helping investors sustain the wealth of a lifetime./SM/

  John Nuveen & co. Incorporated
  333 West Wacker Drive
  Chicago, IL 60606-1286

  www.nuveen.com

                                                                     VSA-6-11-98